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           				UNITED STATES
      			SECURITIES AND EXCHANGE
             			COMMISSION
       			Washington, D.C. 20549

            			SCHEDULE 14C

		Information Statement Pursuant to Section 14(c)
			of the Securities Exchange Act of 1934

  			DEFINITIVE INFORMATION STATEMENT

      		    ZSTAR ENTERPRISES, INC.


_____  No fee required
_____  Fee computed on table below per Exchange
Act Rules 14c-5(g) and 0-11

(1)  Title of each class of securities to which
     transaction applies:  COMMON STOCK
(2)  Aggregate number of securities to which
     transaction applies:  21,000,000
(3)  Per unit price or other underlying value of
     transaction computed pursuant to Exchange Act
     Rule 0-11 (set forth the amount on which the
     filing fee is calculated and state how it was
     determined):  $0.179 [Based on the value of
     Zstar's equity investment in OnVantage at the
     Closing of the Merger.]
(4)  Proposed maximum aggregate value of
     transaction:  $3,750,000
(5)  Total fee paid:  $2,500

 X   Fee paid previously with preliminary materials.

_____Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)     Amount Previously Paid:
       (2)     Form, Schedule or Registration Statement No.:
       (3)     Filing Party:
       (4)     Date Filed:

				TABLE OF CONTENTS
                               				     			    Page
I 	 LETTER TO ZSTAR SHAREHOLDERS							        ii

II     SUMMARY TERM SHEET						 		              1

III    INTRODUCTION							 		                   5

IV     TERMS OF THE TRANSACTIONS.					 		        5
       (A)   Date, Time and Place Information  		5
       (B)   Dissenter=s Right of Appraisal			 		5
       (C)   Voting Securities and Principal
             Holders Thereof      	              5
       (D)   Stock Ownership of Certain Beneficial
             Owners and Management									      6
       (E)   Directors and Executive Officers    7
       (F)   Compensation of Directors and
             Executive Officers     	            8
       (G)   Authorization or Issuance of
             Securities Otherwise Than For
             Exchange								                    9
       (H)   Modification or Exchange of
             Securities  				                    10
       (I)   Discussion of Quantitative and
             Qualitative Risk Factors	           12
       (J)   Mergers, Consolidations, Acquisitions
             and Similar Matters                 22
       (K)   Matters Not Required to be Submitted 27
       (L)   Amendments of Charter, Bylaws or Other
             Documents		                         27
       (M)   Voting Procedures							            28

V 	 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
       MATTERS TO BE ACTED UPON							           28

VI     PROPOSALS BY SECURITY HOLDERS						       28

VII    FINANCIAL AND OTHER INFORMATION CONCERNING
       ZSTAR  			                                28

VIII   FINANCIAL AND OTHER INFORMATION CONCERNING
       ONVANTAGE										                       29

IX     EXHIBITS
       (2)  Plan of Merger and Reorganization
       	    Subsidiary Stock Purchase Agreement
	      (3)  Certificate of Merger
       (4)  OnVantage 2000 Omnibus Stock Incentive Plan
       (10) Loan Agreement
  	        	Convertible Promissory Note
  		        Stock Subscription Agreement
	      (13) Annual Report to Shareholders
       (99) Shareholder Consent Form
           	Board of Directors Resolutions


      				ZSTAR ENTERPRISES, INC.

     				  A LETTER FROM THE BOARD OF DIRECTORS
   				CONCERNING THE PROPOSED MERGER AGREEMENT

 				 WE ARE NOT ASKING YOU FOR A PROXY AND
 				YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Zstar Shareholder:

	The Board of Directors (the "Board") of Zstar Enterprises, Inc., a Nevada Corporation ("Zstar"), seeks your written consent to several proposals relating to its reorganization and redomestication. This "Letter to Zstar
Shareholders" is attached to a definitive information statement (the "Definitive Information Statement") as required by Regulation 14C under the Securities Exchange
Act of 1934.  Zstar mailed the Definitive Information
Statement to its Shareholders on June 14, 2000.
PLEASE READ THE ENTIRE DOCUMENT CAREFULLY, AND THEN COMPLETE THE
ATTACHED "SHAREHOLDER CONSENT FORM". YOU MAY ACCEPT OR REJECT ANY OR ALL OF THE PROPOSALS. THE BOARD IS NOT ASKING FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND THE BOARD A PROXY.

  	The remaining portion of this Definitive Information Statement will provide further details about the reorganization and redomestication. The Definitive Information Statement will also provide more information about the terms of a private placement offering. Copies of the Merger Agreement and/or any other document or exhibit discussed in this Definitive information Statement are available upon request. To receive a free copy of any document, please contact
Paul Wiebe at 1(800) 818-1887. Written requests can be made to IPO Capital Corp. Bentall Tower 3, Suite 3000, Burrard Street, Vancouver, B.C. V7X 1L4.




                              	Zstar Enterprises, Inc.

                                    By:__________________________

                              	Mr. Eric Neil White
                         		President & Chief Executive Officer


						SUMMARY TERM SHEET

1. 	The Merger Proposal

  	The Board has adopted a Merger Agreement
("Merger") with OnVantage, Inc., a Delaware corporation ("OnVantage"), in which a wholly owned subsidiary of Zstar, a Delaware corporation
("Zstar Subsidiary"), will merge into OnVantage, and OnVantage will be the surviving corporation of the merger ("Surviving Corporation"). The Board has determined that the Merger Agreement is in the best interest of Zstar.

	If the Merger is completed, holders of OnVantage
Common Stock will receive 20,190,000 Shares of Common
Stock of Zstar ("Zstar Shares") in exchange for the Total
Capital Stock of OnVantage. Current Zstar Shareholders will continue to hold their existing Zstar Shares after the Merger. PLEASE NOTE THAT THE MERGER WILL RESULT IN A
CHANGE OF CONTROL OF ZSTAR.  AFTER THE EXECUTION OF
THE MERGER, ONVANTAGESHAREHOLDERS WILL OWN 63.11% OF
ZSTAR(1). The total capital stock structure of Zstar before and after the Merger will be as follows:

              					SCHEDULE 1


Zstar Shares Prior to    Zstar Shares Issued 	Total Zstar Shares
  Merger Agreement       to OnVantage 			     After Merger
				                     Shareholders

11,800,000(2)			         20,190,000			        31,990,000


2. 	Proposal to Increase the Number of Authorized Shares

	The current number of authorized shares of common stock of Zstar ("Shares") is 30,000,000, with 10,550,000 Shares issued and outstanding. In order to effectuate the Merger, Zstar must amend its Articles of Incorporation to increase the number of authorized Shares from the current
30,000,000 Shares to 100,000,000 Shares. The increased number of authorized shares will permit the issuance of 20,190,000 Shares of Zstar to OnVantage shareholders in exchange for the Total Capital Stock of OnVantage.

3. 	Proposed Sale of Apex

	As a condition precedent to the Merger, the Board seeks authorization to sell Apex Canadian Holidays
Ltd., a wholly-owned subsidiary of Zstar and incorporated under the laws of the Province of British Columbia ("Apex"),

	(1)-Assumes the exercise of all purchase warrants issued in the "Offering" as described below. If the Purchase Warrants are not exercised, OnVantage shareholders will own a greater percentage of Zstar.
	(2)-Assumes the exercise of all purchase warrants issued in the "Offering" as described below. The current number of Zstar shares issued and ourstanding is 10,550,000 with 30,000,000 shares authorized.

					1

in the event the Board, in its discretion deems such a sale necessary or preferable. In conjunction with the sale, Apex will sever all corporate ties with Zstar and exist as an independent entity.

4. 	Proposal to Adopt Stock Option Plan

  	The Board seeks the authorization to adopt a stock option plan ("2000 Omnibus Equity Incentive Plan").
The maximum aggregate number of shares of common stock subject to the 2000 Omnibus Equity Incentive Plan is 5,000,000.
The shares may be authorized but unissued, or reacquired common stock. Within the first 12 months from the Closing of the Merger, total additional issuances under option grants shall not exceed 3,325,000 shares. Notwithstanding such limitation, any issuances of options under the Stock
Plan would result in further dilution of current Zstar shareholders.

5. 	Proposal to Authorize an Undesignated Class of Preferred Stock

	The Board seeks your consent for the authorization of an undesignated class of preferred stock ("Preferred Stock"). Currently, the issuance of Preferred Stock is not authorized under Zstar's Articles of Incorporation.
The terms and description of the class of preferred stock are undefined at the date of this Definitive Information Statement. The Board of Directors has requested that the shareholders grant the Board of Directors the authority to fix the dividend rate and establish the provisions, if any, relating to voting rights, redemption rate, sinking fund, liquidation preferences and conversion rights for any series of Preferred Stock issued in the future. Such preferences may place holders of Preferred Stock in a superiorposition to holders of Zstar Common Stock.

6. 	Proposal for Redomestication of Zstar

	Currently, Zstar is incorporated and domiciled in the
State of Nevada. The Board has determined that it may be in the strategic best interest of Zstar for Zstar to reincorporate as a Delaware corporation. The Board believes that the redomestication to Delaware may enhance Zstar's ability to attract new investors
in the future.   Therefore, the Board seeks the authority to
redomesticate Zstar to Delaware. Please note that while redomestication is probable, it is not certain to occur. Once authorization is given to the Board, the Board will make a determination on redomestication in the near future, based on the best interest of Zstar and its shareholders.

7. 	Proposal for Name Change

	The Board believes the name of Zstar
Enterprises, Inc. should be changed to OnVantage, Inc. In order to avoid any confusion with the Surviving Corporation of the Merger, which is also known as OnVantage, Inc., it is expected that the name of the Surviving Corporation will be changed to OnVantage Technologies, Inc.

8. 	Election of the Board of Directors

				2

	The annual election of the Board of Directors is due at this time. Shareholders may accept or reject the current list of candidates for the Board of Directors.

9. 	The Private Placement Offering(3)

      (a)  The Sale of Units

	Zstar plans to make a private offering of 625,000 Units at $6.00 per Unit (the "Offering"). Each Unit will be comprised of one Share of Common Stock of Zstar and one purchase warrant ("Purchase Warrant"). Each Purchase Warrant will entitle the holder to acquire one Share of Common Stock in Zstar for $6.00 per a period of two years from the closing of the Merger
Agreement. The Purchase Warrants will be forced to convert within 15 days of the "Performance Milestone"(4), if the Performance Milestone is achieved. All common shares underlying the Unit are to have demand registration rights and be qualified for resale to the public through an SB-2 registration statement
(at the expense of the Company) within 150 days of closing of the Merger Agreement.

	If the Purchase Warrants are exercised, each Purchase Warrant will be exchanged for one Share of Common Stock in Zstar at $6.00 per Share. If all Units are sold and all Purchase Warrants are exercised, the maximum amount of the Offering will be $7,500,000. The current number of Zstar Shares is 10,500,000. After the Offering and the exercise of all Purchase Warrants, the total number of Zstar Shares then outstanding will be 11,800,000, excluding any shares distributed as part of the Merger.

             				SCHEDULE 2


Current Shares   Shares from 	      Shares from     Total Shares
  of Zstar	    Equity Financing   Purchase Warrant  After Offering
              							             Exercise

 10,550,000		       625,000		       625,000		        11,800,000


      (b)  OnVantage Contingent Shares

  	To ensure completion of any mandatory conversion of the Purchase Warrants, OnVantage shareholders shall receive a sufficient number of warrants ("OnVantage Contingent Shares") that may be exercised by OnVantage in the event less than 100% of the Purchase Warrants are converted. The number of OnVantage
Contingent Shares will be computed prior to the "Raasch Loan Conversion"(5) and the "Agent's Warrants"(6). If the Purchase Warrants are not converted upon achieving the Milestone, the resulting total combined ownership of (A) current shareholders in Zstar and (B) Unit purchasers of the Offering shall equal to 22%

	(3)-No consent is required or sought for the Offering.
	Description of the Offering is for information purposes only.
	(4)-For a detailed definition of the "Performance Milestone" see Section 9(d) of this "Summary Term Sheet".
	(5)-see Section 9(c) of this "Summary Term Sheet".
	(6)-See Section IV(G)(5) of the Definitive Information Statement.

					3
of Zstar after the conversion of the OnVantage Contingent Shares.
The OnVantage Contingent Shares will be cancelled immediately upon the conversion of the Purchase Warrants.

       (c)  Raasch Loan Conversion

	 Mr. Ken Raasch shall convert his shareholder loans, as verified by an independent party (estimated to be $2,500,000) into restricted common stock at $6.00 per common share, upon closing of the Merger Agreement ("Raasch Loan Conversion"). These shareholder loans have been made pursuant to a Promissory Note between Mr. Raasch and OnVantage,under which all principal and interest (accruing at a rate of 8% per annum) shall be due and payable on the Maturity Date of August 23, 2000.

  	 (d)  Investments in OnVantage

	 At the closing of the Merger Agreement (the "First Trounce"), OnVantage will receive $3,750,000 in conjunction with the Private
Placement Offering.  If OnVantage attains "proof of concept"
("Performance Milestone") on or before October 15, 2000 (the
"Second Trounce"), OnVantage will receive an additional
$3,750,000 through the exercise of the Purchase Warrants sold in the Offering. The "Proof of Concept" shall be any of the following: (A) at least 1,000 users of the OnVantage's microportal technology by a significant national company (e.g., Merrill Lynch, E-Trade, Charles Schwab, QVC, Wells
Fargo, Answer Financial, or such other comparable entity as acceptable to the Agent, such acceptance not to be unreasonably withheld); (B) at least 5,000 users of the OnVantage's microportal technology by a national company with a presence in at least 25 states and acceptable to the Agent, such acceptance not to be unreasonably withheld; or (C) at least 10,000 users of the Company's microportal technology by a regional company.

				SCHEDULE 3


Stage			          Event			        Amount	     Source
                                              of Funding

First Trounce(7)	Signing of Merger		$3,750,000	Sale of Units
      	          Agreement with
                 OnVantage


Second Trounce	  Fulfillment of       $3,750,000	 Exercise of
            	    Performance	Milestone 			       Purchase Warrants
      		     by OnVantage/Zstar on or by
          		     October 15, 2000


            (7)-The First Traunch Closing will occur within three (3)
		business days after obtaining shareholder consent to the Merger. The Placement Agent shall use its best efforts to obtain consent and has no knowledge of any facts which would prevent such consent from being obtained.

						4


III.   INTRODUCTION

	 This Definitive Information Statement
is being furnished to holders of common
stock of Zstar Enterprises, Inc., a Nevada
Corporation ("Zstar") of record on May 25,
2000 (the "Record Date"), relating to the solicitation of written consents to authorize
(a) the Merger, (b) the sale of Apex, a wholly owned subsidiary of Zstar, (c) the Stock
Option Plan, (d) the creation of an undesignated class of 5,000,000 preferred stock, (e) an increase in the number of authorized shares of common stock from 30,000,000 to 100,000,000, (f) the redomestication of Zstar from the State of Nevada to the State of Delaware, (g) the change of Zstar's name to OnVantage, Incorporated, and ( g) the annual election of the Board of Directors. This Definitive Information Statement also discloses an expected private placement offering; however, no consent is requested from the shareholders of Zstar for the private placement offering.


	As a cost savings measure, and because we have the ability to seek consent for the proposals rather than hold a formal special shareholders meeting to consider the proposals, we are soliciting shareholders consents in lieu of solicitation of proxies to be voted at such a meeting.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
TO SEND US A PROXY.

IV.   TERMS OF THE TRANSACTIONS

  	A. 	Date, Time and Place Information

       	Action concerning the proposals raised in this Definitive Information Statement is to be taken by written consent of the Shareholders. Shareholders must submit their consents or objections to the proposals by June 30, 2000.

      B. 	Dissenter's Right of Appraisal

       	Under Nevada Law, shareholders are not entitled to dissenter's rights of appraisal with respect to the Company's proposed amendment to the Company'sCertificate of Incorporation to increase the number of authorized shares of Common Stock. Shareholders are also not entitled to dissenter's rights of appraisal withrespect to the Merger because the Merger involves only an exchange of stock.

      C. 	Voting Securities and Principal Holders Thereof

       	Currently, Zstar has only one class of voting securities, a class of common stock, $0.001 par value.
("Shares"). As of the Record Date, Zstar has30,000,000 authorized Shares, with 10,550,000 Shares issued and outstanding.
The right of shareholders to consent or object to the proposals contained in this Definitive Information Statement will be determined by the Record Date.


					5


D.    The Security Ownership of Certain Beneficial Owners and
		Management of Zstar

       	The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, with respect to: (i) each current director and each currently serving Executive Officer (as defined below) of the Company;(ii) all current directors and Executive Officers of the Company as a group; and (iii) each current beneficial owner of five percent or more of Common Stock.


Name & Address			Amount & Nature of		   Percentage
					            Beneficial Ownership


Bob Thast1				        519,350				       4.92%
8231 Dalemore Road		Common Stock
Richmond, BC V7C 2A5

Sheri Thast2			       252,000				        2.39%
8231 Dalemore Road		Common Stock
Richmond, BC V7C 2A5

George Dengin3		 	    500,000				        4.74%
4378 Ross Crescent	  	Common Stock
West Vancouver, BC V7W 1B2

Wendy Dengin			       500,000				        4.74%
4378 Ross Crescent		  Common Stock
West Vancouver, BC V7W 1B2

Dengin Family Trust4		 20,150				        0.19%
4378 Ross Crescent		   Common Stock
West Vancouver, BC V7W 1B2

Janette Pantry5			     20,000				        0.19%
1401 Farrell Avenue		  Common Stock
Delta, BC Z4L 1V3

Eric Neil White6			    10,000				        0.19%
13371 21A Avenue			    Common Stock
Surrey, BC V4A 9N1

David Paul Wiebe			     0					           0.00%
595 Burrard Street,
Suite 3000
Vancouver, B.C. V7X 1L4

All Current Directors & 	30,000				       0.28%
Officers as a Group 		   Common Stock
(2 Persons) 7



Notes:
1.     Bob Thast holds shares through Thast Projects, Inc.
2.     Bob Thast and Sheri Thast are husband and wife.
3.     George Dengin and Wendy Dengin are husband and wife.
4.     Dengin Family Trust controlled by George Dengin and Wendy Dengin.
5.     Jannette Pantry is the fiancee of David Paul Wiebe, a current
	      director of Zstar.
6.     Shares held through Eric White Holdings, Ltd.
7.     Includes shares held by Jannette Pantry, fiancee to
	      David Paul Wiebe.

 					6


E. 	Directors and Executive Officers

		1. Mr. Eric Neil White. Currently serves as President and Chief Executive Officer of Zstar. Mr. White is also a member of the Board of Directors of Zstar. From 1993 to the present, Mr. White has been a partner at The Chancellor Partners. Mr. Whitereceived his B.A. (Honours) from St. Thomas University in New Brunswick.
Mr. White was born on May 30, 1953 and resides at 13371 21A Avenue, Surrey, B.C. V4A 9N1.

  		2. Mr. David Paul Wiebe. Mr. Wiebe is a member of the Board of Directors of Zstar. Mr. Wiebe is Vice President, Corporate Finance for IPO Capital Corp.,Canadian investment leader. Mr. Wiebe focuses his efforts on financing for micro-cap public and private technology companies. In addition to his six years in investment banking, he gained a wide range of experience as an independent business consultant. He started his career in sales, with Nestle. Mr.Wiebe received his B.A. (1985) (Economics) and MBA (1989) from the University of British Columbia, and obtained his CFA charter in 1998. Mr. Wiebe was born on July 10, 1962 and resides at 1401 Farrell Avenue Delta, BC V4L 1V3.

					7


F. 	Compensation of Directors and Executive Officers

		None of the Officers and Directors ofZstar receive any form of compensation, except that IPO Capital Corp., where Mr. Paul
Wiebe serves as Vice-President, shall receive Agent's Warrants for services rendered in the private placement Offering. As part of the fee structure to the Placement Agent, Zstar will issue warrants to the Placement Agent ("Agent's Warrants") in an amount equal to 10% of the equity securities (or equivalent) sold in the Offering. Each Agent's Warrant will entitle the Agent to acquire one common share of Zstar at the Offering Price within one year of the closing of the Merger Agreement and at 125% of the Offering Price for the following year. The fee to the Placement Agent for the Offering will also include 10% (in cash or common shares at the Agent's discretion) of the gross proceeds raised, as well as a corporate finance fee of $37,500 ($18,750 at each of the First and Second Traunches), payable in cash or common shares at the Placement Agent's discretion.



					8



       G. 	Authorization or Issuance of Securities Otherwise Than For
		Exchange

		1. Additional Shares of Common Stock. The current number of authorizedshares of common stock of Zstar ("Shares") is 30,000,000, with 10,550,000 Shares issued and outstanding. In order to effectuate the Merger, Zstar must amend its Articles of Incorporation to increase the number of authorized Shares from the current 30,000,000 Shares to 100,000,000 Shares. The increased number of authorized shares will permit theissuance of 20,190,000 Shares to OnVantage in exchange for the Total Capital Stock OnVantage as stated in the Merger Agreement. The terms and description of the additional Shares will be identical to the terms of the current outstanding Shares.

		2. A New Class of Preferred Stock. Zstar also seeks the consent of itsshareholders to create a class of preferred stock ("Preferred Stock") to give Zstar flexibility for potential business opportunities in the future. Currently, the issuance of Preferred Stock is not authorized under Zstar's Articles of Incorporation.
The Board seeks the authorization of five million (5,000,000) shares of Preferred Stock at a par value of one dollar ($1.00) per share
(the "Preferred Stock"). The terms anddescription of the class of preferred stock is undefined as of the date of this Definitive Information Statement. The Board has requested that the shareholders grant the Board the authority to fix the dividend rate and establish the provisions, if any, relating to voting rights, redemption rate, sinking fund, liquidation preferencesand conversion rights for any series of Preferred Stock issued in the future. Such preferences may place holders of Zstar Preferred Stock in a superior position to holdersof Zstar Shares.

		3. A Private Offering of "Units". Zstar plans to make a private offering of 625,000 Units (the "Offering") at $6.00 per Unit (the "Offering Price"). Each Unit will be comprised of one Share of Common Stock of Zstar and one purchase warrant ("Purchase Warrant"). Each Purchase Warrant will entitle the holder to acquire one common share of Zstar for $6.00 per a period of two years from the closing of the Merger Agreement.
The Purchase Warrants will be forced to convert within 15 days of the "Performance Milestone", if the Performance Milestone is achieved.

			The Offering will be made in reliance upon an exemption from registration afforded by Regulation S promulgated under the U.S. Act of 1933(the "U.S. Act") and the Shares may not be transferred, sold or otherwise exchanged unless in compliance with the provision of Regulation S and/or pursuant to registration with the U.S. Securities & Exchange Commission (the "Commission"), or pursuant to anavailable exemption under the U.S. Act. The Offering of the Shares will be made to not more than 20 persons, each of whom must represent that by reason of such investor's business or financial experience, such investor can be reasonably assumed to be a sophisticated investor and have the capacity to protect his or her own interests in connection with this investment.

					9


	All common shares underlying the Unit are to have demand registration rights and be qualified for resale to the public through an SB-2 registration statement (at the expense of the Company) within 150 days of closing of the Merger Agreement.

		4. OnVantage Contingent Shares. To ensure completion of any mandatory conversion of the Purchase Warrants, OnVantage shareholders shall receive a sufficient number of shares of common stock of Zstar ("OnVantage Contingent Shares") that may be exercised by OnVantage shareholders in the event less than 100% of the Purchase Warrants are converted. If the Purchase Warrants are not converted upon achieving the Milestone, the resulting total combined ownership of (A) current shareholders in Zstar (i.e. immediately prior to Merger Agreement Closing) and (B) Unit purchasers of the Offering shall be equal to 22% of Zstar after the conversion of the OnVantage Contingent Shares. The OnVantage Contingent Shares will be cancelled immediately upon the conversion of all Purchase Warrants.

		5. Agent's Warrants. As part of the fee structure to the Placement Agent, Zstar will issue warrants to the Placement Agent ("Agent's Warrants") in an amount equal to 10% of the equity securities (or equivalent) sold in the Offering. Each Agent's Warrant will entitle the Agent to acquire one common share of Zstar at the Offering Price within one year of the closing of the Merger Agreement and at 125% of the Offering Price for the following year. The fee to the Placement Agent for the Offering will also include 10%
(in cash or common shares at the Agent's discretion) of the gross proceeds raised, as well as a corporate finance fee of $37,500 ($18,750 at each of the First and Second Traunches), payable in cash or common shares at the Placement Agent's discretion.

		6. Raasch Loan Conversion. Mr. Ken Raasch shall convert his shareholder loans, as verified by an independent party (estimated to be $2,500,000) into restricted common stock at $6.00 per common share, upon closing of the Merger Agreement. ("Raasch Loan Conversion"). These shareholder loans have been made pursuant to a Promissory Note between Mr. Raasch and OnVantage, under which all principal and interest (accruing at a rate of 8% per annum) shall be due and payable on the Maturity Date of August 23, 2000.

	H.   Modification or Exchange of Securities

		1. Stock Exchange as part of Merger. If the merger is completed, OnVantage will become a wholly owned subsidiary of Zstar. Holders of OnVantage Common Stock will receive 20,190,000 Shares of Zstar in exchange for the Total Capital Stock of OnVantage. Current Zstar Shareholders will continue to hold their existing Zstar Shares after the stock merger. The stock exchange will result in a change of control of Zstar.

		2. Exercise of Purchase Warrants. If the Purchase Warrants are exercised, each Purchase Warrant will be exchanged for one Share of Common Stock in Zstar at $6.00 per Share. If all Units are sold and all Purchase Warrants are exercised, the

					10


maximum amount of the Offering will be $7,500,000. The current number of Zstar Shares is 10,500,000. After the Offering and the exercise of all Purchase Warrants, the total number of Zstar
Shares then outstanding will be 11,800,000.

If the Performance Milestone is achieved, the exercise of the Stock Purchase Warrants is mandatory at $6.00 per Share. The Stock Purchase Warrants will be forced to convert within 15 days of the Performance Milestone, if the Performance Milestone is achieved ("Exercise Period"). In the event that less than 100% of the Stock Purchase Warrants are not exercised within the Exercise Period, the Stock Purchase Warrants will be redeemed by the Company, and thereafter all rights of the holder to the Stock Purchase Warrants and the Shares underlying the Stock Purchase Warrants will be annulled and cancelled.

       		The Shares of Common Stock issuable on the exercise of the Stock Purchase Warrants will be, when issued in accordance with the Stock Purchase Warrants, fully paid and non-assessable. The holders of the Stock Purchase Warrants have no rights as stockholders until they exercise their Stock Purchase Warrants.

       		The Stock Purchase Warrants will contain provisions protecting against dilution resulting from the sale of additional shares of Common Stock for less than the exercise price of the Warrants or the current market price of the Company's securities, excluding the 2000 Omnibus Equity Incentive Plan. The exercise price will adjust in the event Zstar issues shares of common stock, or securities convertible into or exercisable for shares of common stock, at an aggregate price per share of common stock of less than $6.00. Specifically, the conversion price in effect immediately prior to such issuance will be adjusted by multiplying such price by a fraction, the numerator of which is the sum of the number of shares of common stock outstanding or deemed to be outstanding prior to such issuance plus the number of shares of common stock that the aggregate consideration received in such issuance would have been purchased at the conversion price in effect prior to such issuance, and the denominator of which is the sum of the number of sharesof common stock outstanding or deemed to be outstanding prior to such issuance plus the number of shares of common stock issued or deemed to be issued in such issuance. For this purpose, common stock is deemed to have been issued if it is subject to issuance upon conversion or exercise of outstanding securities for an aggregate consideration per share of common stock less than the conversion price in effect at the time of such issuance.

       		The exercise price will also be subject to the adjustments as the result of the payment of dividends
(and other distributions) in common stock on the outstanding shares of common stock and subdivisions, combinations, and reclassifications of common stock (or other securities directly or indirectly exercisable for common stock) or effect a subdivision or split of Zstar outstanding shares, the exercise price will be arithmetically decreased. If Zstar combines or consolidates its outstanding shares of common stock into a lesser number of shares, then the exercise price will be arithmetically increased.

					11


	In the event of any reclassification of Zstar common stock or recapitalization (other than as a result of stock dividend, subdivision, or combination of shares, or any other event described in the preceding paragraph), holders of the Stock Purchase Warrants will be entitled to receive, upon conversion, the kind and number of shares of common stock or other securities of property to which such holders of Stock Purchase Warrants would be entitled if they held the number of shares of common stock into which the Stock Purchase Warrants were convertible.

       		For the life of the Warrants, the holders thereof have the opportunity to profit from a rise in the market for the Company's Common Stock, with a resulting dilution in the interest of all other stockholders. However, the Warrants can only be exercised if Shares of Common Stock are qualified for sale or deemed to be exempt from qualification under applicable state securities laws.

		3.   	Exercise of OnVantage Contingent Shares.  To
ensure completionof any mandatory conversion of the Purchase
Warrants, OnVantage shareholders shall receive a sufficient number of shares of common stock of Zstar ("OnVantage Contingent
Shares") that may be exercised by OnVantage shareholders in the event less than 100% of the Warrants are converted. If less than 100% of the Purchase Warrants are converted, OnVantage shareholders shall receive its OnVantage Contingent Shares.
If the Purchase Warrants are not converted within 15 days of achievement of the Milestone, the resulting total combined ownership of (A) current shareholders in Zstar and (B) Unit purchasers of the Offering shall equal to 22% of Zstar
(computed prior to including the Raasch Loan Conversion and Agent Warrants) after the delivery of the OnVantage Contingent Shares. The OnVantage Contingent Shares will be cancelled immediately upon the conversion of all Purchase Warrants.

		4.   	Sale of Apex. The Board seeks to authorization
to sell Apex Canadian Holidays Ltd., a wholly-owned subsidiary of Zstar and incorporated under the laws of the Province of British Columbia ("Apex"), in the event the Board, in its discretion deems such a sale preferable. Zstar expects it will exchange the Total Common Stock of Apex for the cancellation of a $250,000 promissory note held by Ms. Haliun Hongorzul
("Ms. Hongorzul"). As part of the consideration, Ms. Hongorzul will also receive all cash in Zstar's corporate account, prior to the Closing Date of the Merger Agreement, currently projected at approximately $100,000. In conjunction with such sale, Apex will sever all corporate ties with Zstar and exist as an independent entity.

  	I. 	Discussion of Quantitative and Qualitative Risk Factors.
  	An investment in Zstar, and the granting of consents requested herein, involves a high degree of risk. In addition to the other information contained in this Definitive Information Statement, the following factors should be considered carefully in evaluating Zstar, OnVantage, the Merger and other issues for which consent is requested.

	See "Risk Factors" immediately following this Summary for a discussion of certain factors that should be considered. Such risks relate to (a) limitations on access to cash flow, (b) lack of available current earnings, (c) dependence on additional capital,

					12

(d) investment structure, (e) dependence on third party providers, (f) changes in technology (g) dependence on key personnel,
(h) competitive industry (i) risk of manufacturing and distribution operations, (j) expansion into early stage markets,(k) risks inherent in technology investment, (l) deficiency of earnings to fixed charges, and (n) government regulatory restrictions.

		1. Development Stage Company. OnVantage is a development stage company and have recently begun to implement its business plan. The likelihood of success of the OnVantage must be considered in light of the expenses, complications and delays frequently encountered in connection with the establishment and expansion of new business and the competitive environment in which OnVantage will operate. OnVantage's long-term viability, profitability and growth will depend upon successful commercialization of existing products, and the development and commercialization of new products relative to its business plan. As a development-stage company, OnVantage has no relevant operating historyupon which an evaluation of its performance can be made. Such performance must be considered in light of the risks, expenses and difficulties frequently encountered in establishing new products and markets in the evolving, highly competitive Internet industry.

		2.     Limited Operating History and Rapidly
Evolving Markets. OnVantage has a limited operating history and faces many of the risks and difficulties frequently encountered in new and rapidly evolving markets, including the Internet services market. These risks include the ability to:

A.   Attract users of the affinity branded Microportal technology;
B.   Increase awareness of the OnVantage brand;
C.   Strengthen user loyalty;
D.   Offer compelling and interesting content;
E. Maintain current strategic relationships, and develop new strategic relationships;
F. Attract a large number of advertisers from a variety of industries that wish to be associated with OnVantage content;
G.   Respond effectively to competitive pressures;
H.   Continue to develop and upgrade technology;
I.   Attract, retain and motivate qualified personnel.

		3. OnVantage May Not Be Able To Integrate Operations From Acquisitions or Mergers. As part of the OnVantage business strategy, it expects to enter into various business combinations and acquisitions. Business combinations and acquisition transactions are accompanied by a number of risks, including, among other things:

1. The difficulty of assimilating the operations and personnel of acquired companies;
2.  The potential disruption of ongoing business;
3. The inability of management to maximize its financial and strategic position through the successful incorporation of technology or content and rights into products and media properties;

					13

4.  Expenses associated with the transactions;
5. Additional expenses associated with amortization of acquired intangible assets;
6. The difficulty of maintaining uniform standards, controls, procedures and policies;
7. The impairment of relationships with employees and customers as a result of integration of new management personnel;
8.  The potential unknown liabilities associated with acquired businesses.

The failure to adequately address these issues could have a material adverse effect on the business, results of operations and financial condition.

		4. Seasonal and Cyclical Patterns May Affect the Business of OnVantage. OnVantage believes that advertising sales in traditional media, such as television and radio, generally are lower in the first and third calendar quarters of each year. If the Internet market makes the transition from an emerging to a more developed market, seasonal and cyclical patterns may develop in the future. As a result, if the industry follows the same seasonal patterns as those in traditional media, OnVantage may experience lower advertising revenues in the first and third calendar quarter of each year. Seasonal and cyclical patterns in Internet advertising may also affect revenues.

		5. The Market for Internet Advertising is Still Developing. OnVantage expects to derive a significant portion of revenues from sponsorships and advertising as demand and market acceptance for Internet advertising solutions continues to develop. There are currently no widely accepted standards for the measurement of the effectiveness of Internet advertising, and the industry may need to develop standard measurements to support and promote Internet advertising as a significant advertising medium. If these standards do not develop, existing advertisers may not continue their levels of Internet advertising. Furthermore, advertisers that have traditionally relied upon other advertising media may be reluctant to advertise on the Internet. Future business would be adversely affected if the market for Internet advertising fails to develop or develops more slowly than expected. Different pricing models are used to sell advertising on the Internet and it is difficult to predict which, if any, of the models will emerge as the industry standard. This makes it difficult to project future advertising rates and revenues. Advertising revenues could be adversely affected if OnVantage is unable to adapt to new forms of Internet advertising. Moreover, software programs that limit or prevent advertising from being delivered to an Internet user's computer are available. Widespread adoption of this software could adversely affect the commercial viability of Internet advertising.

		6. Reliance on Third Parties to Measure Demographics. OnVantage believes that it is important to advertisers that it accurately measures thedemographics of the potential user base and the delivery of advertisements on OnVantage's website.
OnVantage believes that it will depend on third parties to provide many of these measurement tools and/or services. If such third parties were unable to provide these tools and/or services, OnVantage would need to create thetools and/or perform the services itself. This could cause OnVantage to incur additional costs or cause

					14

interruptions in business until it replaces these services.Companies may pay less for advertising if they perceive the demographic measurements are not reliable.

		7. Significant Growth Places a Strain on Resources. If OnVantage is unable to manage growth effectively, business could be adversely affected.OnVantage expects to experience significant growth, both internally and through acquisitions. This anticipated future growth would place a significant strain on its resources. As part of this growth, OnVantage will implement operational and financial systems, procedures and controls.

		8. OnVantage May be Sued for Information Retrieved From Its Website. OnVantage may be subject to claims for defamation, negligence, copyright or trademark infringement, personal injury or other legal theories relating to the information it may publish on its website. OnVantage could also be subjected to claims based upon the content that will be accessible from its websites through links to other websites or through content and materials that may be posted by members in chat rooms or bulletin boards. OnVantage will also offer e-mail services, which may subject it to potential risks, such as liabilities or claims resulting from unsolicited e-mail, lost or misdirected messages, illegal or fraudulent use of e-mail or interruptions or delays in e-mail service. OnVantage believes that any insurance that it may be able to procuremay not adequately protect it against these types of claims.

		9. Potential Product Liability for the Products OnVantage May Sell. Consumers may sue OnVantage if any of the products that it may sell are defective, fail to perform properly or injure the user. OnVantage has very limited experience in the sale of products and the development of relationships with manufacturers or suppliers of such products. Although agreements with manufacturers are expected to contain provisions intended to limit its exposure to liability claims, these limitations may not prevent all potential claims. OnVantage may be exposed to liability claims inconnection with the information it provides. Liability claims could require OnVantage to spend significant time and money in litigation and to pay significant damages. As a result, these claims, whether or not successful, could seriously damage OnVantage's reputation and business.

		10. Dependence on Key Personnel. OnVantage's future success depends to a significant extent on the continued services of senior management and other key personnel, particularly, Ken Raasch, Chairman and Chief Executive Officer, and Anthony Thomopoulos, Vice Chairman. OnVantage does not maintain "key person" life insurance for any of its executives. The loss of either
Mr. Raasch or Mr. Thomopoulos would likely have a significantly detrimental effect on the business.

		11. Competition for Personnel in the Internet Industry is Intense. OnVantage may be unable to retain key employees or attract, assimilate or retain other highly qualified employees in the future. OnVantage expects to experience dfficulty in hiring and retaining highly skilled employees with appropriatequalifications as a result of rapid growth and expansion. In addition, there is significant competition for qualified employees in the Internet industry in general. If OnVantage does not succeed in attracting

					15

new personnel or retaining and motivating current personnel, business may be adversely affected.

		12. Dependence on Continued Growth in Internet Usage. The Internet market is new and rapidly evolving. OnVantage's business would be adversely affected if Internet usage does not continue to grow. A number of factors may inhibit Internet usage, including:

A.  Inadequate network infrastructure;
B.  Security concerns;
C.  Inconsistent quality of service;
D.  Lack of and availability of cost-effective, high-speed service; and
E. Consumers returning to traditional or alternative sources for information, shopping and services.

  		If Internet usage continues to grow significantly, the Internet infrastructure may not be able to support the demands placed on it by such growth andits performance and reliability may decline. In addition, websites have experienced interruptions in service as a result of outages and other delays occurring throughout the Internet network infrastructure. If these outages and delays frequently occur in the future, Internet usage, as well as the usage of OnVantage's websites, could decline or grow more slowly than expected.

		13.     Responding to Rapid Technological Change.
The Internet market is expected to be characterized by rapidly changing technologies, frequent new product and service introductions and evolving industry standards. The recent growth of the Internet and intense competition in the Internet industry exacerbate these market characteristics. To achieve OnVantage's goals, OnVantage will need to effectively integrate the various software programs and tools required to enhance and improve product offerings and manage its business. OnVantage's future success will depend on its ability to adapt to rapidly changing technologies by continually improving the performance features and reliability of its services. OnVantage may experience difficulties that could delay or prevent the successful development, introduction or marketing of new products and services. In addition, newenhancements must meet the requirements of current and prospective users and must achieve significant market acceptance. OnVantage could also incur substantial costs if it needs to modify its services or infrastructures to adapt to these changes.

		14. System Failure/ Slow Down. Fire, floods, earthquakes, power loss, telecommunications failures, break-ins and similar events could damage the systems of OnVantage and/or its service providers. Computer viruses, electronic break-ins or other similar disruptive problems could also adversely affect OnVantage's websites. The business of OnVantage could be adversely affected if its systems were affected by any of these occurrences. Insurance policies may not adequately compensate for losses that may occur due to any failures or interruptions in these systems. Websites must accommodate a high volume of traffic and deliver frequently updated information. Websites have in the past

					16

experienced slower response times or decreased traffic for a variety of reasons. These types of occurrences in the future could cause users toperceive OnVantage's websites as not functioning properly and therefore cause users to use another website or non-Internet methods to obtain needed information. In addition, OnVantage's users will depend on Internet service providers, online service providers and other website operators for access to websites.These providers may experience significant outages, delays and other difficulties due to system failures unrelated to OnVantage's future system.

		15. Reliance on Third Parties. OnVantage will be very dependent on various third parties for software, systems and related services. Some of the third parties providing software and services have a limited operating history, have relatively immature technology and/or are themselves dependent on reliable delivery of services from others. As a result, OnVantage's ability to deliver various services to its future users may be adversely affected by the failure of these third parties to provide reliable software, systems and related services.

		16. Liability if Third Parties Misappropriate User Personal Information. If third parties were able to penetrate OnVantage's network security or otherwise misappropriate user personal information or credit card information, OnVantage could be subject to liability arising from claims related to, among other things, unauthorized purchases with credit card information, impersonation or other similar fraudclaims or other misuse of personal information, such as for unauthorized marketing purposes. In addition, the Federal Trade Commission and state agencies have beeninvestigating various Internet companies regarding the use of personal information. OnVantage could incur additional expenses if new regulations regarding the use of personal information are introduced or if its privacy practices are investigated.

		17. Internet Security Concerns Could Hinder E-Commerce. The need to securely transmit confidential information over the Internet has been a significant barrier to electronic commerce and communications over the Internet. Any well-publicized compromise of security, even if unrelated to OnVantage, could deter people from using the Internet or using it to conduct transactions that involve transmitting confidential information. OnVantage may incur significant costs to protect against the threat of security breaches or to alleviate problems caused by such breaches.

		18. Consumer Protection Privacy Regulations Could Impair Ability to Obtain Information About Users. OnVantage's network may capture information regarding members in order to tailor content to them and assist advertisers in targeting their advertising campaigns to particular demographic groups. However, privacy concerns may cause users to resist providing the personal data necessary to support this tailoring capability. Even the perception of security and privacy concerns, whether or not valid, may indirectly inhibit market acceptance of OnVantage's products and services. In addition, legislative or regulatory requirements may heighten these concerns if businesses must notify Internet users that the data may be used bymarketing entities to direct product promotion and advertising to the user. Other countries and political entities, such as the European Economic Community, have adopted such legislation or regulatory requirements.

					17

If consumer privacy concerns are not adequately addressed, our business, financial condition and results of operations could be materially harmed.

  		OnVantage may use cookies to track demographic information and user preferences. A cookie is information keyed to a specific server, file pathway ordirectory location that is stored on a user's hard drive, possibly without the user's knowledge, but is generally removable by the user. Germany has imposed laws limiting the use of cookies, and a number of Internet commentators, advocates and governmental bodies in the United States and other countries have urged thepassage of laws limiting or abolishing the use of cookies. If these laws are passed, OnVantage's business, financial condition and results of operations could be materially harmed.

		19. Government Regulations and Legal Uncertainties. There are currently few laws or regulations that specifically regulate communications or commerce on the Internet. However, laws and regulations may be adopted in the future that address issues such as user privacy, pricing and taxation, content, copyrights, distribution, antitrust matters and the characteristics and quality of products and services. For example, the Telecommunications Act sought to prohibit transmitting various types of information and content over the Internet. Several telecommunications companies have petitioned the Federal Communications Commission to regulate Internet service providers and online service providers in a manner similar to longdistance telephone carriers and to impose access fees on those companies. This could increase the cost of transmitting data over the Internet. Moreover, it may take years to determine the extent to which existing laws relating to issues such as property ownership, obscenity, libel and personal privacy are applicable to the Internet or the application of laws and regulations from jurisdictions whose laws do not currently apply to OnVantage's business. Any new laws or regulations relating to the Internet could adversely affect OnVantage's business.

  		Due to the global nature of the Internet, it is possible that, although OnVantage's transmissions over the Internet originate primarily in California, thegovernments of other states and foreign countries might attempt to regulate OnVantage's business activities.
In addition, because OnVantage's service will be available over the Internet in multiple states and foreign countries, these jurisdictions may require OnVantage's to qualify to do business as a foreign corporation in each of these states or foreign countries, which could subject it to taxes and other regulations.

		20. Potential Effects of Government Regulation. At present, there are few laws or regulations that specifically address access to or commerce on the Internet. The increasing popularity and use of the Internet, however, enhance the risk that the governments of the United States and other countries which OnVantage expects to sell its products and services will seek to regulate the Internet with respectto, among other things, user privacy, pricing, and the characteristics and quality of products and services. OnVantage is unable to predict the impact, if any, that future legislation, legal decisions or regulations concerning the Internet may have on its business, financial condition or results of operations.


					18

		21. Possible Infringement of Intellectual Property Rights. OnVantage cannot be certain that steps taken in the future to protect its intellectual property rights will be adequate or that third parties will not infringe or misappropriate its proprietary rights. Any infringement or misappropriation could have a material adverse effect on OnVantage's future financial results. In addition, it is believed from time to time that OnVantage may become involved in intellectual property disputes with third parties, which may not result in a favorable outcome for OnVantage.

		22. Subjection to Possible Infringement Actions Based on use of Domain Names, Content and Content Licensed From Others. OnVantage expects to invest resources in acquiring domain names for existing and potential future use. OnVantage cannot guarantee that it will be entitled to use such names under applicable trademark and similar laws or that other desired domain names will be available. Furthermore, enforcing intellectual property rights could entail significant expense and could prove difficult or impossible. In addition, third parties could assert claims of patent, trademark or copyright infringement or misappropriation of creative ideas orformats against OnVantage with respect to its use of domain names, content, microportal or Web page formats, Web business methods or any third-party content. OnVantage expects that participants in its markets increasingly will be subject to infringement claims as the number of services and competitors in its industry segment grows. Any claims, with or without merit, could be time consuming to defend, result in costly litigation, divert management attention, require us to enter into costly royalty or licensing arrangements or prevent OnVantage from using important technologies,ideas or formats, any of which could materially harm its business, financial condition or results of operations.

			23. Failure of Computer and Software Products to be Year 2000 Compliant. Many currently installed computer systems and software products only accept two digits to identify the year in any date. Thus, the year 2000 will appear as "00", which the system might consider to be the year 1900 rather than the year 2000. This could result in system failures, delays or miscalculations causing disruptions to operations. The failure of systems maintained by third parties to be Year 2000 compliant could cause OnVantage to incur significant expense to remedy any problems, or otherwise seriously damage our business. A significant Year 2000 related disruption of the network services or equipment that third-party vendors provide to OnVantage could also cause OnVantage's members or visitors to consider seeking alternate providers or cause an unmanageable burden on technical support.

  			OnVantage has taken appropriate steps to ensure that its current computer and computer dependent systems are year
2000 compliant. OnVantage does not anticipate incurring any significant costs to modify its systems. OnVantage cannot, however, predict how network and other computer systems that are not year
2000 compliant will affect its operations. Any interruptions in OnVantage's operations due to year 2000 issues could negatively affect OnVantage's operations and financial situation. OnVantage believes that this risk is considered minimal with the volume of business OnVantage is presently experiencing.


					19

			24.    Need to Manage Expanding Operations and Key
Employees.   If OnVantage is successful in achieving market acceptance
of its products, it will be required to expand its operations quickly, requiring the establishment of technical operations, system administration, and sales and marketing in each target market. This will likely result in new and increased responsibilities for management andplace significant strain on OnVantage's management, operating and financial systems and other resources. To accommodate such growth and compete effectively, OnVantage will be required to implement and improve information systems, procedures and controls, and to train, motivate and manage its work force. OnVantage'sfuture success will depend to a significant extent on the ability of its future management personnel to operate effectively. There can be no assurance OnVantage's personnel, systems, procedures and controls will be adequate to support
OnVantage's future operations.

       		OnVantage is dependent on its ability to continue to attract and retain qualified technical, managerial and marketing personnel. There is intensecompetition for qualified personnel in the Internet industry, and there can be no assurance OnVantage will be able to attract and retain the qualified personnel necessary for the development of its business. The failure to recruit qualified technical, managerial or marketing personnel could have a material adverse effecton OnVantage's business, financial condition and results of operations.

			25.    Capital Requirements.     The continued
development and commercialization of OnVantage's products will require a commitment of substantial funds. To the extent that the proceeds from this Merger are insufficient to fund OnVantage's activities, OnVantage may be required to raise additional capital through equity or debtfinancing. OnVantage's actual capital requirements will depend on many factors,including but not limited to, the costs and timing of OnVantage's development and launch activities, the success of OnVantage's development efforts, the costs and timing of the expansion of OnVantage's sales and marketing activities, the extent to which OnVantage's existing and new products gain market acceptance, OnVantage's ability to maintain existing collaborative relationships and enter into new collaborative relationships, competing product developments, the progress of OnVantage's commercialization efforts and the commercialization efforts of OnVantage's competitors, the costs involved in acquiring, prosecuting, maintaining, enforcing and defendingintellectual property claims, developments related to regulatory issues, and other factors.

       		OnVantage may seek to raise additional funds through public or private financing, collaborative relationships or other arrangements. Any additional equity financing may be dilutive to shareholders, and debt financing, if available, may involve significant restrictive covenants. Collaborative arrangements, if necessary to raise additional funds, may require OnVantage to relinquish its rights to certain of itstechnologies, products or marketing territories. OnVantage's failure or inability to raise capital when needed could have a material adverse effect on OnVantage's business, financial condition and results of operations. There can be no assurance that such financing will be available on terms satisfactory to OnVantage, if at all.


					20

			26.    Possible Need for Additional Capital.
If OnVantage's estimates or assumptions prove to be incorrect, OnVantage may require additionalcapital. Additional funding, whether obtained through public or private debt or equityfinancing, or from strategic alliances, may not be available when needed or may not be available on terms acceptable to OnVantage, if at all. Additional financing may result in substantial dilution to existing shareholders. Failure to secure needed additional financing, if and when needed, may have a material adverse effect on OnVantage's business, financial condition, and results of operations.

			27.    Intellectual Property Protection.
OnVantage relies upon a combination of patents and patents pending, proprietary technology and know-how, trademarks, copyrights, confidentiality agreements and/or other contractual covenants to establish and protect its intellectual property rights. There can be no assurance that steps taken by OnVantage to protect its intellectual property will be adequate to prevent misappropriation of that intellectual property, or that OnVantage's competitors will not independently develop products substantially equivalent or superior to OnVantage's products. OnVantage believes its businessdoes not infringe upon the valid proprietary rights of others, but there can be no assurance that third parties will not assert infringement claims against OnVantageand that, in the event of an unfavorable ruling on any such claim, a license or similar agreement to utilize the intellectual property rights in question relied upon byOnVantage in the conduct of its business will be available to OnVantage or reasonable terms, if at all. The loss of such rights (or the failure by OnVantage to obtain similar licenses or agreements) could have a material adverse effect on OnVantage's business, financial condition and results of operations.

			28.    Uncertain Acceptance and Maintenance of
Company Brand.   OnVantage believes that the establishment and
maintenance of affinity branding identified with OnVantage's products is critical to attracting and expanding its customer and user base. While OnVantage is confident that its products and the name OnVantage will provide an excellent foundation for developing brand awareness, no assurance can be given that such branding efforts will be successful. Promotion of brand awareness among users will depend, among other things, on OnVantage's success in its marketing efforts and the usability of its products and services, none of which can be assured.

			29.    Significant Control by Officers and
Directors. Following the Merger, OnVantage's directors, executives and shareholders will beneficially own approximately 63.11% of the outstanding Shares in Zstar. This amount constitutes a majority, and if such persons act in concert, they will have significant power to elect a majority of directors and, subject to certain limitations, effect or preclude fundamental corporate transactions.

THIS LIST OF RISK FACTORS MAY NOT BE COMPREHENSIVE. THE COMPANY CAN MAKE NOREPRESENTATION THAT THE FINANCIAL AND FORWARD-LOOKING STATEMENTS
ARE NECESSARILY THE MOST LIKELY RESULT. EACH INVESTOR SHOULD USE HIS
OR HER OWN EXPERIENCE AND THAT OF HIS OR HER OWN ADVISOR TO EVALUATE THE FINANCIAL AND FORWARD-LOOKING STATEMENTS.

					21

		J.   Mergers, Consolidations, Acquisitions and Similar Matters

			1. The Merger. The Merger will be in the form of a reverse triangular merger between Zstar, a Zstar Subsidiary, and OnVantage. Under the Merger Agreement, a wholly owned subsidiary of Zstar ("Zstar Subsidiary") will merge into OnVantage, in which OnVantage will be the surviving corporation of the merger ("Surviving Corporation"). If the merger is completed, OnVantage will become a wholly owned subsidiary of Zstar. Holders of OnVantage Common Stock will receive 20,190,000Shares of Zstar in exchange for the Total
Capital Stock of OnVantage. Current Zstar Shareholders will continue to hold their existing Zstar Shares after the stock merger.
PLEASE NOTE THAT THE MERGER WILL RESULT IN A CHANGE OF CONTROL OF ZSTAR. AFTER THE EXECUTION OF THE MERGER, ONVANTAGE SHAREHOLDERS WILL OWN AT LEAST 63.11% OF ZSTAR.

			2. Purpose of Merger. The Board of Directors of Zstar believes that the Merger is in the best interest of Zstar and will increase long term shareholder value through the opportunities created by the combination.

			3.    Contact Information.

				Zstar Enterprises, Inc.
               		c/o IPO Capital Corp.
               		Bentall Tower 3, Suite 3000
               		595 Burrad Street
               		Vancouver, BC V7X 1L4

               		OnVantage, Inc.
               		333 W. Santa Clara St. 1000
          			    San Jose, CA 95113

			4. Business of Zstar. Zstar provides internet based hotel discounting services. Zstar sells hotel rooms, at discount rates, directly to travelers who make their own arrangements via the World Wide Web. Zstar also sells rooms at wholesale rates to travel agencies. Zstar recognizes the growing influence that the Internet has on communications and commerce and believes that the travel sector is one of the areas that will see tremendous new business opportunities through the Internet. Offering an electronic means to access hotel products will allow Zstar to have worldwide sales opportunities 24 hours a day and to accumulate knowledge about client preferences and buying habits. The accumulated data base of user preferences will enable the Zstar to offer its customers specifically designed travel packages.

			5. Business of OnVantage. OnVantage, Inc. is an Internet software and marketing company that, through OnVantage's Microportal interface, allows selected customers, known as "Affinity Partners", to offer free or customer subsidized ISP service. Affinity Partners offer such ISP service other value oriented opportunities

					22

through the Affinity Partner's own personalized, branded Microportal (licensed from and powered by OnVantage), allowing them to maximize the value of their existing customer base. Currently working with AT&T in a co-marketing agreement to create premiumsolutions and relationships, it is anticipated that Affinity Partners will initially consist of business entities with a large installed base of customers or participantsincluding brokerage firms, banks, insurance companies, automobile manufacturers, media and broadcast companies, pharmaceutical companies, and transportation companies. OnVantage's unique business model pays its Affinity Partners, maximizes click-through for merchants and adds significant value to the customer experience.

			6. Voting Requirement. Pursuant to Nevada law, the proposed Merger requires approval by a majority of the shareholders of Zstar.

			7.   Regulatory Approval.
The proposed Merger does not require approval from any federal or state regulatory agency, except for the filing of a Certificate of Merger with the Secretaries of State of Delaware and Nevada.

			8. Past Contacts, Transactions or Negotiations. Other than the transactions disclosed in this Definitive Information Statement, there have been no contacts, transactions or negotiations between the parties during the last two years.

			9. Relationship between the Placement Agent and Zstar. The Placement Agent for the proposed Merger and private placement Offeringis IPO Capital Corporation. Mr. Paul Wiebe is the Vice-President of IPO Capital Corporation as well as a director of Zstar. Mr. Paul Wiebe will be receiving compensation in exchange for services rendered as an IPO Capital representative. See Section IV(G)(5)
"Agent's Warrants" for the fee structure.

			10.  Book Value Per Share.  As of February
29, 2000, the book value per share of Zstar Common Stock is
<0.01>.  As of April 30, 2000, the book value per share of
OnVantage is 0.0263.

			11.  Cash Dividends Declared Per Share.
The cash dividends declared per share of Zstar Common Stock is $0.00. The cash dividends declared per share of Zstar
Common Stock is $0.00.

			12.  Income (loss) Per Share from Continuing
Operations. The loss per common share from continuing operations for Zstar as of February 29, 2000 is <0.01>. The loss per common share from continuing operations for OnVantage as of April 30, 2000 was <0.90>.

			13.    Information about Zstar.  Zstar
Enterprises, Inc. was organized under the laws of the State on Nevada on June 17, 1998. Zstar is authorized to issue 30,000,000 shares of Common Stock with a par value of $.001 per share, of which 10,550,000 shares are issued and outstanding as of January 31, 1999. Zstar is a Nevada corporation formed by a small founding group with the intention of (i) providing internet

					23

based hotel discounting services, and
(ii) serving as a holding company for
one or more future businesses not yet
identified.

       		On February 28, 1999, Zstar acquired all of the issued and outstanding shares of stock of Apex
Canadian Holidays Ltd., a British Columbia, Canada, corporation ("Apex"), for a sum of $50,000, full and final payment of which was made on April 28, 1999. A description of Apex's operations has been more fully set forth in Paragraph C below.

			Zstar proposes to sell hotel rooms, at
discount rates, directly to travelers who make their own arrangements via the World Wide Web. Zstar also proposes to sell rooms at wholesale rates to travel agencies. The Zstar recognizes the growing influence that the Internet has on communications and commerce.
Zstar believes that the travel sector is one of the areas that will see tremendous new business opportunities through the Internet. Zstar intends to create an easy-to-use website where individuals can research, design and book their own hotel packages at discount prices.

			Offering an electronic means to access
hotel products will allow Zstar to have worldwide sales opportunities 24 hours a day and to accumulate knowledge about client preferences and buying habits.
The accumulated data base of user preferences will enable Zstar to offer its customers specifically designed travel packages.

			14.    Information about OnVantage.
OnVantage, Inc., a Delaware corporation, was originally incorporated under the name Familyroom.com, Inc. on February 25, 1999. OnVantage is authorized to issue
100,000,000 shares of Common Stock with a par value of $.0001 per share, of which 12,690,000 shares are issued and outstanding as of May 23, 2000. OnVantage is authorized to issue 10,000,000 shares of Preferred
Stock with a par value of $.0001 per share, of which 7,500,000 shares are issued and outstanding as of May
23, 2000.

			OnVantage, Inc. is an Internet software
and marketing company that, through OnVantage's
Microportal interface, allows selected customers, known as "Affinity Partners", to offer free or customer subsidized ISP service. Affinity Partners offer such ISP service other value oriented opportunities through the Affinity Partner's own personalized, branded
Microportal (licensed from and powered by OnVantage), allowing them to maximize the value of their existing customer base. Currently working with AT&T in a co-marketing agreement to create premium solutions and relationships, it is anticipated that Affinity Partners will initially consist of business entities with a large installed base of customers or participants including brokerage firms, banks, insurance companies, automobile manufacturers, media and broadcast companies, pharmaceutical companies, and transportation companies. OnVantage's unique business model pays its Affinity Partners, maximizes click-through for merchants and adds significant value to the customer experience.

       		15.  Description of Property.  Neither
Zstar nor OnVantage currently possess any real property.


					24

       		16.  Legal Proceedings.  Neither Zstar
nor OnVantage are currently involved in any legal proceedings.


					25


       		17.  Lock-Up Agreement.  Except as
noted in Schedule 4 herein, all Shares received by OnVantage Shareholders as part of the Merger
Agreement will be subject to a Lock-Up Agreement
("Lock-Up Agreement") (in addition to any restrictions pursuant to Rule 144) mutually agreed upon by the Placement Agent and OnVantage. The Units sold in the
Offering, and the Shares and Warrants underlying the Units, will not be subject to the Lock-Up Agreement.

			Schedule 4 lists specific Shares of the
Merger of OnVantage shareholders which will be included in the SB-2 filing. With the exception of RD
Capital,, the Shares listed in Schedule 4 will remain subject to a Lock-Up Agreement mutually agreed upon by the Placement Agent and OnVantage, which is expected to include certain restrictions on resale until the Company achieves one of the following: (a) a NASDAQ SmallCap or National market listing, or (b)
125,000 users of its microportal technology, or (c) a $10,000,000 financing.


             SCHEDULE 4



OnVantage Shares Participating     Percentage          Number
in SB-2 filing                     Participating in    Participating in SB-2
	                                  SB-2 filing		       filing


Management and Key Consultants
  Ken Raasch			                   	10%		               	1,268,000
  Tony Thomopoulos	              		10%		               	230,000
  Lisa Nixon				                   10%			               25,000
  Shannon Pitts			                	10%			               98,900
  Eric Kuskey		                  		10%			               45,000
  Landrum & Company			             10%			               11,000

Certain Employees
  Bernie Sanders		               		100%		               	50,000

Others
  Milton Raasch			                	50%	                  	25,000
  Elaine Raasch Ferris             50%	                 		25,000
  Donna Nash				                   50%	                  	25,000
  Diane Ledham			                 	50%	                 		25, 000
  RD Capital			                   100%	                 		250,000

Total Shares Participating in SB-2 filing		              	2,077,900
Total Shares given to OnVantage Shareholders
in Merger							                                         	20,190,000
Total Percentage of Shares Participating in SB-
2 filing						                                           		10.29%


					26

			18. Federal Income Tax Consequences.
It is intended by the parties that the Merger shall constitute a tax free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

			19. Accounting Treatment of
Transaction. The Merger will be accounted for in accordance with generally accepted accounting principles. In legal form, the Merger is a reverse triangular merger, and the continuing legal entity will be OnVantage as a wholly owned subsidiary of Zstar.

		K.   Matters Not Required to be Submitted

  			On May 26, 2000, OnVantage issued a
Promissory Note to Zstar for an amount up to $3,750,000 for funds made availabe to OnVantage
("Promissory Note"). The Promissory Note has an interest rate of 10% per annum and a maturity date of December 31, 2002. Zstar has the option to convert any unpaid balance into shares of common stock of OnVantage., and upon conversion, funding of the First
Trounce shall be reduced by the total amount drawn on the loan.

		L.   Amendments of Charter, Bylaws or Other Documents

			1.   Written consent is solicited for an
Amendment to the Articles of Incorporation to increase the number of authorized Shares from 30,000,000 to a proposed 100,000,000, in order to give effect to the Merger Agreement.

			2.   Written consent is solicited for
the authorization of five million (5,000,000) shares of Preferred Stock at a par value of one dollar ($1.00) per share (the "Preferred Stock"). The Board has requested that the shareholders grant the Board the authority to fix the dividend rate and establish the provisions, if any, relating to voting rights, redemption rate, sinking fund, liquidation preferences and conversion rights for any series of Preferred Stock issued in the future.

			3.   Written consent is solicited to
grant the Board the authority to redomesticate Zstar from Nevada to Delaware. While redomestication is probable, it is not certain to occur. The Board seeks the authority to make a decision on redomestication in the future, based on the best interests of Zstar.

			4.   Written consent is solicited to
change the name of Zstar from "Zstar Enterprises, Inc."
to "OnVantage, Inc." The Surviving Corporation of the Merger, which will be a wholly owned subsidiary of Zstar, will also have a name change in the near future to avoid any confusion.

			5.   Written consent is solicited to grant
the Board the authority to sell Apex Canadian Holidays Ltd., a wholly-owned subsidiary of Zstar and incorporated under the laws of the Province of British Columbia ("Apex"), in the event the Board, in

					27

its discretion deems such a sale preferable.
In conjunction with such sale, Apex will sever all corporate ties with Zstar and exist as an independent entity.

		M.   Voting Procedures

  			The voting procedures for all measures
proposed in this Definitive Information Statement shall be in accordance with the Charter and Bylaws of Zstar as well as Nevada Corporate Law. Each proposal contained in this Definitive Information Statement shall require a majority vote for approval. Each share of common stock shall be entitled to one vote. There is no provision for cumulative voting. Since written consent is solicited for each proposal, an absentation shall be construed as a rejection of the proposal. Legal counsel for Zstar shall count the votes for each proposal.

IV.   INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE
      ACTED UPON

	No director of Zstar has informed Zstar that he or she intends to oppose any of the proposals or actions discussed in this Definitive Information Statement.

	The Placement Agent for the proposed Merger and private placement Offering is IPO Capital
Corporation.  Mr. Paul Wiebe is the Vice-President of
IPO Capital Corporation as well as a director of Zstar.
Mr. Paul Wiebe will be receiving compensation in exchange for services rendered as an IPO Capital representative. See Section IV(G)(5) "Agent's
Warrants" for the fee structure.

V.     PROPOSALS BY SECURITY HOLDERS

  	No security holder entitled to consent has submitted to Zstar a proposal which is accompanied by notice of such security holders' intention to present the proposal for action at a future meeting of the stockholders of the Zstar.

VII.   FINANCIAL AND OTHER INFORMATION CONCERNING ZSTAR

  	This Definitive Information Statement
incorporates by reference the financial information of Zstar's 10-KSB for the 1999 fiscal year ("Form 10-
KSB").  The Form 10-KSB will accompany the
Definitive Information Statement when the Definitive
Information Statement is filed with the U.S. Securities and Exchange Commission. Zstar Shareholders can receive copies of the Form 10-KSB, without charge, upon written request to Paul Wiebe, at IPO Capital
Corp. Bentall Tower 3, Suite 3000, Burrard Street,
Vancouver, B.C. V7X 1L4, or by calling 1800-818-
1887.

					28


VIII.  FINANCIAL AND OTHER INFORMATION CONCERNING ONVANTAGE

  	A.    Onvantage Management's Discussion And
Analysis Or Plan Of Operation. The following information should be read in conjunction with the interim financial statements and the notes thereto.

     1.     Forward Looking Statements.

  	All statements, other than statements of historical facts, included in this report that address activities, events or developments that OnVantage expects, believes, intends or anticipates will or may occur in the future, are forward-looking statements.
Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, could differ materially from those set forth in or contemplated by the forward-looking statements herein. These risks and uncertainties include, but are not limited to, OnVantage's reliance on current revenues; the uncertainties associated with the introduction of new products/services; management of growth, including the ability to attract and retain qualified employees; the ability to integrate acquisitions made by OnVantage and the costs associated with such acquisitions; dependence on its chief executive officer;
substantial competition from larger companies with greater financial and other resources than OnVantage;
the success of its marketing strategy; its dependence on suppliers for some of its products; currency fluctuations and other risks associated with foreign sales and foreign operations; quarterly fluctuations in revenues, income and overhead expense; and potential product liability risk associated with its existing and future products.
Readers are cautioned not to put undue reliance on forward-looking statements. OnVantage disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

     2.     Recent Developments

  	On February 25, 1999, OnVantage was
originally incorporated with the State of Delaware under the name Familyroom.com, Inc. OnVantage is an Internet software and marketing company that, through OnVantage's Microportal interface, allows selected customers, known as "Affinity Partners", to offer free or customer subsidized ISP service. Affinity Partners offer such ISP service other value oriented opportunities through the Affinity Partner's own personalized, branded Microportal (licensed from and powered by OnVantage), allowing them to maximize the value of their existing customer base.

  	In January 2000, OnVantage entered into
an independent consulting agreement with Willow Road
Software for development of the Microportal application. Willow Road continues to remain a service provider of OnVANTAGE and will remain responsible for development of the software until operations are transferred to an internal

					29

team of developers.On March 29, 2000,
OnVANTAGE secured a co-marketing agreement
with AT&T to use its custom software to offset
the Affinity Partner's cost of providing free Internet access
to its customers.   The OnVANTAGE solution is being
presented by AT&T's sales force as a bundled service with their wholesale ISP offering.In May 2000, OnVantage entered into an agreement with Griffinwerk
Productions of San Jose, CA to develop a website that will meet OnVantage's business objectives. In addition, Griffinwerk Productions will be responsible for the management of the website and will provide office and hardware server space.

  	OnVantage was funded with a promissory note from founder Ken Raasch. On August 23, 1999 a portion of the promissory note, in an amount of $492,750, was converted into 7,500,000 shares of preferred stock in OnVantage.
The balance of the loan, as verified by an independent party (estimated to be $2,500,000) shall be converted into restricted common stock at $6.00 per common share, upon closing of the Merger Agreement. These shareholder loans have been made pursuant to a Promissory Note between Mr. Raasch and OnVantage, under which all principal and interest (accruing at a rate of 8% per annum) shall be due and payable on the Maturity Date of August 23, 2000.

  	OnVantage is authorized to issue
100,000,000 shares of Common Stock with a par value of $.0001 per share, of which 12,690,000 shares are issued and outstanding as of May 23, 2000. OnVantage is authorized to issue 10,000,000 shares of Preferred
Stock with a par value of $.0001 per share, of which 7,500,000 shares are issued and outstanding as of May
23, 2000.

  	The underlying assets and liabilities
acquired have been assigned the following values as of April 30, 2000:

       Cash                                                $16,601
       Accounts receivable                                 $0
       Prepaid expenses                                    $9,734
       Capital assets                                      $104,165
       Other assets                       		               $9,000
       Goodwill                                            $0
       Accounts payable                                    $(114,181)
       Credit cards                       		               $(9,999)
       Loan from Shareholder.                              $(2,149,413)

  	To meet its immediate working capital
requirements, OnVantage has secured a short-term loan in the amount of $130,000 from Ken Raasch of OnVantage. This is evidenced by an unsecured promissory note bearing interest at 8% per annum dated
May 1, 2000, which is payable by OnVantage upon receipts of the bridge loan.

  	In May 2000, OnVantage hired a President, a newly created position. The President's primary short-term objectives are to manage the integration of technology to meet the requirements of OnVantage's Affinity Partners and to manage growth of the company as it expands it operations.


					30


	3.     Overview

  	OnVANTAGE ("Company") has
incurred significant net losses since OnVantage's inception. As of April 30, 2000, OnVantage has recorded a loss from continuing operations of $1,099,035.

  	On February 25, 1999, OnVantage was
incorporated with the State of Delaware. OnVantage is a NEW Delaware corporation formed by a small founding group with the intention of providing a vehicle to offset the cost of providing Internet access.

  	OnVantage will generate revenue
through both performance based and impression based advertising revenue and the sale of sponsorship packages to merchants that are interested in reaching the target audience of OnVantage's Affinity Partners.
OnVantage recognizes that it offers its Affinity Partners significant branding and marketing advantages by being the gateway through which their audience enters and stays connected to the Internet. By enabling its Affinity
Partners to offer their customers free or subsidized
Internet access, companies can simultaneously lower their costs of customer acquisition, increase customer retention, and increase the overall lifetime value of their customers. With OnVantage's Microportal, companies will stay in front of their customers 15+ hours per month, resulting in greater opportunities for marketing promotions and brand-building efforts.

  	In the B-toE space, OnVANTAGE can
offer significant value to employers who can use the Microportal to increase productivity, attract new talent through an enhanced benefits offering, and communicate more effectively regarding company issues. The
Microportal can also be used as a vehicle to offer special promotions to employees such as travel and entertainment discounts.

  	In order to expand OnVantage's
operations, OnVantage anticipates incurring additional expenses to:

     1. Continue Microportal development
     2. Build out the required database systems
     3. Complete network architecture
     4. Establish its co-location facility

	OnVantage also intends to hire
additional employees as needed to implement
OnVantage's product development efforts. In addition, OnVantage proposes to further expand
OnVantage's business development and sales team to develop new and existing strategic relationships with Affinity Partners and to identify and secure relationships with premier merchants that will advertise on the Microportal.
Lastly, OnVantage anticipates incurring
additional costs related to being a public company, including directors and officers liability insurance, investor relation programs and professional service fees. As a result of these expenditures and other related factors,

					31

OnVantage expects to continue to incur losses for the foreseeable future. OnVantage's quarterly revenues and net income are subject to fluctuation based on the timing of Microportal launches with its Affinity Partners. Because of these fluctuations, comparisons of operating results from quarter to quarter for the current year or for comparable quarters of the prior year may be difficult. Except as set forth below, these fluctuations are not expected to be significant when considered on an annual basis.

            REVENUES - OnVantage generates revenue through performance based and impression based advertising vehicles. Revenue is recognized at the time that the transaction is confirmed. OnVantage believes that future revenues will result largely from the addition of Affinity Partners and the accumulation of a large valuable audience that uses the Microportal.

            COST OF REVENUE - OnVantage expects cost of revenues will consist of payments to advertising agencies forplacement of ads and sales of sponsorship and a revenue share (projected to be 50% of revenue after Microportal Operating Costs) paid to the Affinity Partner to offset their cost of the Internet access.

            SALES AND MARKETING EXPENSES - OnVantage expects that future costs will consist primarily of costs associated with developing OnVantage's various strategic alliances, external advertising, promotion, trade show, advertising sales and personnel expenses associated with the establishment of a profitable merchant pool. As a result of its plan to expand its operations through internal growth
OnVantage expects these costs to increase in absolute dollars, while decreasing as a percentage of revenue.

            GENERAL AND ADMINISTRATIVE EXPENSES - General and administrative expenses currently consist of management, consulting, accounting, legal and expenditures for applicable overhead costs such as office rent, wages and benefits, etc.
OnVantage expects general and administrative expenses to continue to increase in absolute dollars as OnVantage expands its staff and incurs additional costs related to the growth of its business.

     4.     Results Of Operations

  	Comparative results of OnVantage's operations to the prior year are not available, since OnVantage was organized February 1999.

  	Three Months Ended March 31, 1999
Compared To Three Months Ended December 31, 1999:
OnVantage's net revenues for three months ended
March 31, 2000 and December 31, 1999 were $0.00 and
$0.00 respectively. OnVantage believes that the majority of OnVantage's future revenues will result from the revenue generated from performance based and impression based advertising vehicles on its Microportal application.

  	OnVantage's cost of revenues, mainly to
third parties, for the three months ended March 31, 2000 and December 31, 1999 were $0 and $0 respectively.
The two

					32

primary costs of revenue are commissions paid to advertising agencies for ad sales and revenue contribution to Affinity Partners, of which there were no in either quarter.

  	There currently are no selling and
marketing expenses for the period ended March 31, 2000. OnVantage expects that future costs will consist primarily of costs associated with OnVantage's various strategic alliances, external advertising, promotion, trade show, advertising sales and personnel expenses associated with marketing of OnVantage's website.

  	General and administrative expenses
consist primarily of amortization, compensation and benefits for personnel, rent, management and professional fees, and office related expenses.
OnVantage's general and administrative expenses for the three months ended March 31, 2000 and 1999 were $807,355.06 and $539,088.27 respectively, an increase of approximately $268,266.79 or 50% from the prior period. This dollar increase in expenses was incurred as a result increases in legal, management and consulting fees.

  	OnVantage's net loss for the quarter
ended March 31, 2000 and December 31, 1999 were
$807,355.06 and $539,088.27 respectively, an increase of approximately $268,266.79 or 50% from the prior period. The increase was due to greater general and administrative expenses.

     2.     Liquidity And Capital Resources

  	Since OnVantage's inception,
OnVantage's operations and capital expenditures have been financed primarily through a promissory note with founder Ken Raasch.OnVantage's cash balances were $30,144.65 and $14,800.27 for March 31, 2000 and
December 31, 1999, and increase of $15,344.38.

  	From the company's inception in
February, 1999 until April 30, 2000 net cash used in operating activities was $2,630,741.74. Net cash used in operating activities for 2000 consisted mostly of loss from operations, no accounts receivable, offset by increases in accounts payable, and non cash charges such as depreciation and amortization.OnVantage expect expenses to continue to increase for the foreseeable future as it continue to evaluate possible strategic acquisitions, products and technologies, expand
OnVantage's sales and marketing programs, purchase equipment and conduct aggressive brand promotions.

					33


	B. Audited Financial Statements of OnVantage.

          			OnVANTAGE, INC.
   			(A Development Stage Company)
           			Balance Sheet
           			April 30, 2000


Assets
	Cash						                              		$   15,865
	Subscriptions receivable-common stock-Note 3		   803
	Prepaid expenses						                         6,489
	Property and equipment (net)   Note 1		       77,768
	Deposit							                                 9,000
	Intangible assets (net)   Note 1			           20,365


	 Total Assets			                      				$   130,290



Liabilities
	Accounts payable   Note 4		              		$  114,181
	Notes payable shareholders   Note 5		       2,149,413


	 Total Liabilities				                    		$2,263,594


Deficiency in Assets
  Preferred stock   10,000,000 shares authorized,
    7,500,000 shares issued and outstanding		      492,750
    (see supplemental schedule)
  Common stock - 100,000,000 shares authorized,
    12,337,500 shares issued and outstanding
    (see supplemental schedule)                     36,875
  Common stock subscribed, 352,500 shares issued and
     outstanding (see supplemental schedule)       			 803
  Accumulated deficit during the development stage  (2,663,732)


	Deficiency in Assets						                         (2,133,304)

 Total Liabilities and Deficiency in Assets         $ 130,290


					34


			OnVANTAGE, INC.
   		(A Development Stage Company)
	Statements of Operations and Accumulated Deficit
	 For the Four Months Ended April 30, 2000 and
 The Period From February 25, 1999 (Date of Inception) to April 30, 2000




                     			Four Months           February 25, 1999
                          Ended                (Inception) to
                         April 30, 2000        April 30, 2000

Revenue
  Interest income			$       18         	$             18

Expenses
   Accounting				         	1,840			                	1,840
   Advertising					        2,500		                		2,595
   Amortization				         	781		                		2,457
   Consulting				        	10,090	               		178,746
   Credit card fees		        		0			                  	235
   Depreciation					       5,252			                	7,129
   Discounts taken			         	0		                 	(500)
   Dues and subscriptions		 	751		                 	1,056
   Equipment rental			     3,016		                	10,778
   Insurance				         	10,497              		  	24,842
   Interest expense			     1,191		                		1,374
   Legal fees				        	83,391	               		328,609
   Licenses and permits			  	170			                	9,027
   Meals and entertainmen 	6,006			               	13,277
   Miscellaneous				        	918			                	2,639
   Office supplies			     	6,667               	  	21,395
   Parking						           1,377                	  	3,535
   Payroll taxes				     	24,762             	    	32,957
   Postage and delivery				2,321		                		4,528
   Printing					          	4,590	 	              		22,268
   Promotion					            506		                		3,127
   Rent						             65,351	                		90,088
   Reference material			   1,534                   	1,826
   Repairs and maintenance	1,578 	                 	2,088
   Research and development	516,804 	          	1,384,349
   Salaries and wages		   		266,988	            		354,447
   Taxes--state				            	800 		             	1,600
   Telephone and communications	15,389	          		36,695
   Training					                	1,410		          		2,360
   Travel					                 	60,619 			        116,259
   Utilities			                		1,954 		         		2,124

	Total Expenses			         	1,099,053	        		2,663,750


					35



     	OnVANTAGE, INC.
   (A Development Stage Company)
Statements of Operations and Accumulated Deficit
For the Four Months Ended April 30, 2000 and
The Period From February 25, 1999 (Date Inception) to April 30, 2000




                     				        Four Months               February 25, 1999
                                      Ended                (Inception) to
                                 April 30, 2000            April 30, 2000






Total Revenue (brought forward)	    $   18                   $   18


Total Expenses (brought forward) 		 1,099,053		              2,663,750


Net (Loss)			                   			(1,099,035)		             (2,663,732)


Accumulated Deficit--Beginning		   (1,564,697)		                 	0


Accumulated Deficit--Ending		     	$(2,663,732)	            $(2,663,732)



					36











            OnVANTAGE, INC.
       (A Development Stage Company)
         Statements of Cash Flows
      For the Four Months Ended April 30, 2000 and
The Period From February 25, 1999 (Date of Inception) to April 30, 2000

                                            Four Months     February 25,1999
                                             Ended          (Inception) to
                                            April 30,2000   April 30, 2000

Cash Flows From Operating Activities:
 Net (loss)				                          		$(1,099,035)    	$(2,663,732)
 Adjustments to reconcile net loss to net
 cash provided by operating activities:
     Amortization					                             	781         		2,457
     Depreciation				                           		5,252         		7,129

(Increase) Decrease in prepaid expenses	         	3,245        		(6,489)
(Increase) Decrease in deposit		        	       ( 5,000)        	(9,000)
Increase (Decrease) in payroll liabilities      	(9,852)             	0
Increase (Decrease) in accounts payable	       	 44,657         114,181

	Net Cash Used By Operating Activities       (1,059,952)     (2,555,454)

Cash Flows From Investing Activities:
	Cash payments for purchase of property
and equipment					                             	(24,118)      	(107,719)

	Net Cash Used By Investing Activities         	(24,118)      	(107,719)

Cash Flows From Financing Activities:
    Advances from shareholder	              		1,060,000       2,149,413
    Cash received for stock issuance	           	25,135        	529,625

	Net Cash Provided By Financing Activities    1,085,135      	2,679,038

Net Increase in Cash					                         1,065         	15,865

Cash--Beginning of Period			                    	14,800	              0

Cash--End of Period                   				$      15,865        $ 15,865

Supplemental Disclosures
	Interest paid                        				$       1,191       $   1,374


					37


           EXHIBIT 2

 AGREEMENT OF MERGER AND PLAN OF
          REORGANIZATION
           BY AND AMONG
     ZSTAR ENTERPRISES, INC.
      ZSTAR SUBSIDIARY, INC.
   APEX CANADIAN HOLIDAYS, LTD.
               AND
         ONVANTAGE, INC.

					38


	TABLE OF CONTENTS

            ARTICLE I
           THE MERGER

1.1  The Merger
1.2  Effective Time
1.3  Effect of the Merger
1.4  Articles of Incorporation; Bylaws
1.5  Directors and Officers
1.6  Maximum Shares to Be Issued;
     Effect on Capital Stock
1.7  Dissenting Shares
1.8  Surrender of Certificates
1.9  No Further Ownership Rights in
     OnVantage Common Stock
1.10 Lost, Stolen or Destroyed Certificates
1.11 Tax Consequences and Accounting
     Treatment
1.12 Taking of Necessary Action; Further
     Action

            ARTICLE II
  REPRESENTATIONS AND WARRANTIES
           OF ONVANTAGE

2.1  Organization of OnVantage
2.2  OnVantage Capital Structure
2.3  Subsidiaries
2.4  Authority
2.5  OnVantage Financial Statements
2.6  No Undisclosed Liabilities
2.7  No Changes
2.8  Tax and Other Returns and Reports
2.9  Restrictions on Business Activities
2.10 Title of Properties; Absence of Liens and Encumbrances; Condition of
     Equipment
2.11 Intellectual Property
2.12 Agreements, Contracts and
     Commitments
2.13 Interested Party Transactions
2.14 Governmental Authorization
2.15 Litigation
2.16 Accounts Receivable
2.17 Minute Books

				39

2.18 Environmental and OSHA
2.19 Brokers' and Finders' Fees
2.20 Labor Matters
2.21 Insurance
2.22 Compliance with Laws
2.23 Complete Copies of Materials
2.24 Binding Agreements; No Default
2.25 Proxy Statements
2.26 FIRPTA
2.27 Employee Benefit Plans
2.28 Representations Complete
2.29 Securities Act Compliance;
     Registration

           ARTICLE III
  REPRESENTATIONS AND WARRANTIES
  OF ZSTAR, APEX AND MERGER SUB

3.1  Organization, Standing and Power
3.2  Capital Structure
3.3  Subsidiaries
3.4  Authority
3.5  SEC Documents; Zstar Financial
     Statements
3.6  No Undisclosed Liabilities
3.7  No Changes
3.8  Tax and Other Returns and Reports
3.9  Restrictions on Business Activities
3.10 Title of Properties; Absence of Liens and Encumbrances; Condition of Equipment
3.11 Intellectual Property
3.12 Agreements, Contracts and
     Commitments
3.13 Interested Party Transactions
3.14 Governmental Authorization
3.15 Litigation
3.16 Accounts Receivable
3.17 Minute Books
3.18 Environmental and OSHA
3.19 Brokers' and Finders' Fees
3.20 Labor Matters
3.21 Insurance
3.22 Compliance with Laws
3.23 Complete Copies of Materials
3.24 Binding Agreements; No Default
3.25 Proxy Statements
3.26 FIRPTA

					40

3.27 Employee Benefit Plans
3.28 Representations Complete
3.29 Registration Statement; Proxy
     Statement/Prospectus
3.30 Ownership of OnVantage Common
     Stock

                ARTICLE IV
    CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1  Conduct of Business of OnVantage
4.2  No Solicitation
4.3  Conduct of Business of Zstar, Apex
     and Merger Sub

                ARTICLE V
          ADDITIONAL AGREEMENTS

5.1  Proxy Statement/Prospectus;
     Registration Statement
5.2  Meeting of Zstar Stockholders; Proxy
     Statement
5.3  Access to Information
5.4  Confidentiality
5.5  Expenses
5.6  Public Disclosure
5.7  Consents
5.8  Affiliate Agreements
5.9  Legal Requirements
5.10 Blue Sky Laws
5.11 Best Efforts; Additional Documents
     and Further Assurances
5.12 Stock Options
5.13 Form S-8
5.14 Employment Agreements
5.15 Credit for Time Employed

                ARTICLE VI
         CONDITIONS TO THE MERGER

6.1  Conditions to Obligations of Each
     Party to Effect the Merger
6.2  Additional Conditions to Obligations
     of OnVantage
6.3  Additional Conditions to the
     Obligations of Zstar, Apex and
     Merger Sub

                ARTICLE VII
  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

7.1  Survival of Representations and
     Warranties


					41

		ARTICLE VIII
      TERMINATION, AMENDMENT AND WAIVER

8.1  Termination
8.2  Effect of Termination
8.3  Amendment
8.4  Extension; Waiver

                ARTICLE IX
             GENERAL PROVISIONS

9.1  Notices
9.2  Interpretation
9.3  Counterparts
9.4  Miscellaneous
9.5  Governing Law
9.6  Attorneys' Fees
9.7  Arbitration
9.8  Rules of Construction


               SCHEDULES


Schedule 2.1 Options and Warrants
Schedule 2.2 Financials
Schedule 2.3 Brokers' and Finders' Fee




               EXHIBITS

Exhibit 6.2(m) Private Placement Description


					42



 AGREEMENT OF MERGER AND PLAN OF
             REORGANIZATION

This AGREEMENT OF MERGER AND PLAN OF
REORGANIZATION (the "Agreement")
is made and entered into as of _______, 2000 among Zstar Enterprises, Inc., a Nevada corporation
("Zstar"), Apex Canadian Holidays, Ltd., a British
Columbia, Canada corporation and wholly-owned subsidiary of Zstar ("Apex"), Zstar Subsidiary, Inc., a Delaware Corporation and a wholly-owned subsidiary of Zstar ("Merger Sub"), and OnVantage,
Inc., a Delaware Corporation ("OnVantage").

                RECITALS

   A. The Board of Directors of each of OnVantage,
Zstar, Apex and Merger Sub believe it is in the best interests of each company and their respective stockholders that OnVantage and Merger Sub combine into a single company through the statutory merger of Merger Sub with and into OnVantage (the "Merger") and, in furtherance thereof, have approved the Merger.

   B. Pursuant to the Merger, among other things, the outstanding shares of Common Stock of OnVantage
("OnVantage Common Stock") shall be exchanged for shares of Common Stock of Zstar ("Zstar Common Stock") as determined in Section 1.6(a) of this Agreement.

   C. OnVantage, Zstar, Apex and Merger Sub desire to make certain representations and warranties and other agreements in connection with the Merger.

   D. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:


               ARTICLE 1
               THE MERGER

   1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and Delaware Law, Merger Sub shall be merged with and into OnVantage. The separate corporate existence of Merger Sub shall cease, and OnVantage shall continue as the surviving corporation and as a wholly owned subsidiary of Zstar. OnVantage, as the surviving corporation after the Merger, is hereinafter referred to as the "Surviving Corporation."

   1.2 Effective Time. As promptly as practicable after the satisfaction or waiver of the conditions set forth in Article VI, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger (the "Certificate of Merger")

					43

with the Secretary of State of the States of Delaware and Nevada, in such form as required by, and executed in accordance with the relevant provisions of, Delaware and Nevada Law (the time of such filing being the "Effective Time"). The closing of the transactions contemplated hereby (the
"Closing") shall take place at 10:00 a.m. at the offices of OnVantage, on the date of the Effective
Time (the "Closing Date").

   1.3 Effect of the Merger. At the Effective
Time, the effect of the Merger shall be as provided under Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of OnVantage and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of OnVantage and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

   1.4 Articles of Incorporation: Bylaws.

	(a) Unless otherwise determined by Zstar prior to the Effective Time, at the Effective Time the Articles of Incorporation of OnVantage, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving
Corporation until thereafter amended as provided by law and such Articles of Incorporation.

	(b) The Bylaws of OnVantage, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended.

   1.5 Directors and Officers. The directors of
OnVantage immediately prior to the Effective Time shall be the initial directors of the Surviving
Corporation, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation, and the officers of OnVantage immediately prior to the Effective Time shall be the initial officers of the Surviving
Corporation, in each case until their respective successors are duly elected or appointed and qualified.

   1.6 Maximum Shares to Be Issued: Effect on
Capital Stock. The number of shares of Zstar
Common Stock to be issued (including Zstar
Common Stock to be reserved for issuance upon exercise of OnVantage's stock options assumed by Zstar) in exchange for the acquisition by Zstar of all outstanding OnVantage Common Stock, and all unexpired and unexercised options to acquire
OnVantage Common Stock (the "Exchange") shall be determined in accordance with Section 1.6(a);
provided, however, that such Exchange shall be adjusted as provided in paragraph (e) below. No adjustment shall be made in the number of shares of Zstar Common Stock issued in the Merger as a result of any cash proceeds received by OnVantage from the date hereof to the Closing Date pursuant to the exercise of currently outstanding options or warrants to acquire OnVantage Common Stock.
Subject to the terms and conditions of this Agreement, as of the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, OnVantage or the holder of any of the following securities:

	(a) Conversion of OnVantage Common
Stock. Immediately prior to the Effective Time, all Holders of OnVantage Common Stock will receive stock representing 63.11% ownership (approximately
20,190,000 Shares) of Zstar, on a pro rata basis of their equity ownership, in exchange for all Shares of Common Stock (approximately 20,190,000 Shares) of
OnVantage (such ratio of Zstar Shares to OnVantage
Shares being the "Exchange Ratio").


					44

	b) Cancellation of Merger Sub Stock. Each share of Merger Sub Stock owned by any shareholder immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

	(c) Stock Options. At the Effective Time, all options to purchase OnVantage Common Stock then outstanding under the OnVantage's Stock Plan, also known as the Familyroom.com, Inc. 1999 Stock
Plan (the "OnVantage Stock Plan") shall be assumed by Zstar in accordance with Section 5.12.

	(d) Capital Stock of OnVantage. Each share of common stock, par value $0.0001 per share, of OnVantage issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of Zstar. Each stock certificate of OnVantage evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of Zstar.

	(e) Adjustments to Exchange Ratio. The Exchange
Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend
(including any dividend or distribution of securities convertible into Zstar Common Stock or OnVantage
Common Stock), reorganization, recapitalization or other like change with respect to Zstar Common Stock, Merger Sub Common Stock or OnVantage Common Stock occurring after the date hereof and prior to the Effective Time.

	(f) Fractional Shares. No fraction of a share of Zstar Common Stock will be issued, but in lieu thereof each holder of shares of OnVantage Stock who would otherwise be entitled to a fraction of a share of Zstar Common Stock (after aggregating all fractional shares of Zstar Common Stock to be received by such holder) shall be entitled to receive from Zstar a whole share of Zstar Common Stock.

   1.7 Dissenting Shares.

	(a) Notwithstanding any provision of this Agreement to the contrary, any shares of capital stock of OnVantage held by a holder who has demanded and perfected appraisal rights for such shares in accordance with Delaware Law and who, as of the Effective Time, has not effectively withdrawn such appraisal rights ("Dissenting Shares"), shall not be converted into or represent a right to receive
Zstar Common Stock pursuant to Section 1.6, but the holder thereof shall only be entitled to such rights as are granted by Delaware Law.

	(b) Notwithstanding the provisions of subsection
(a), if any holder of shares of capital stock of OnVantage who demands appraisal of such shares under Delaware Law shall effectively withdraw the right to appraisal, then, as of the later of the Effective Time and the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive Zstar Common Stock, without interest

					45

thereon, upon surrender of the certificate representing such shares.

	(c) OnVantage shall give Zstar (i)prompt notice of any written demands for appraisal of any shares of capital stock of OnVantage, withdrawals of such demands, and any other instruments served pursuant to Delaware Law and received by OnVantage and (ii) the opportunity to participate in all negotiations and proceedings which take place prior to the Effective Time with respect to demands for appraisal under Delaware Law. OnVantage shall not, except with the prior written consent of Zstar, voluntarily make any payment before the Effective
Time with respect to any demands for appraisal of capital stock of OnVantage or offer to settle or settle any such demands.

   1.8 Surrender of Certificates.

	(a) Exchange Agent.  Prior to the Effective Time,
Zstar, at its option, shall designate a bank or trust to act as exchange agent (the "Exchange Agent") in the Merger. Such bank or trust must be acceptable to OnVantage, such acceptance not to be unreasonably withheld.

	(b) Zstar to Provide Common Stock. Promptly after the
Effective Time, Zstar shall make available to the Exchange Agent for exchange in accordance with this
Article I the shares of Zstar Common Stock issuable pursuant to Section 1.6 in exchange for outstanding shares of OnVantage Stock.

	(c) Exchange Procedures. Promptly after the Effective Time, the Surviving Corporation shall cause to be mailed to each holder of record of a certificate or certificates (the "Certificates") which immediately prior to the Effective Time represented outstanding shares of OnVantage Common Stock whose shares were converted into the right to receive shares of Zstar
Common Stock pursuant to Section 1.6, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Zstar may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Zstar Common
Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Zstar, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefore a certificate representing the number of whole shares of Zstar Common Stock to which such holder is entitled pursuant to Section 1.6, and the Certificate so surrendered shall forthwith be canceled. Until so surrendered, each outstanding Certificate that, prior to the Effective Time, represented shares of OnVantage
Common Stock will be deemed from and after the Effective Time, for all corporate purposes, other than the payment of dividends, to evidence the ownership of the number of full shares of Zstar Common Stock into which such shares of OnVantage Common Stock shall have been so converted in accordance with Section 1.6.

	(d) Distributions With Respect to
Unexchanged Shares. No dividends or other distributions declared or made after the Effective
Time with respect to Zstar Common Stock with a

					46

record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the shares of Zstar Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate.
Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Zstar Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective
Time theretofore paid with respect to such whole shares of Zstar Common Stock.

	(e) Transfers of Ownership. If any
certificate for shares of Zstar Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Zstar or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Zstar Common Stock in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of Zstar or any agent designated by it that such tax has been paid or is not payable.

	(f) No Liability. Notwithstanding
anything to the contrary in this Section 1.8, none of the Exchange Agent, the Surviving Corporation or any party hereto shall be liable to a holder of shares of Zstar Common Stock, Merger Sub or OnVantage
Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

   1.9 No Further Ownership Rights in
OnVantage Common Stock. All shares of Zstar
Common Stock issued upon the surrender for exchange of shares of OnVantage Common Stock in accordance with the terms hereof (including any cash paid in respect thereof) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of OnVantage Common
Stock, and there shall be no further registration of transfers on the records of the Surviving
Corporation of shares of OnVantage Common
Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time,
Certificates are presented to the Surviving
Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

   1.10 Lost, Stolen or Destroyed Certificates.
In the event any certificates evidencing shares of OnVantage Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Zstar
Common Stock (rounded up to next higher number for fractional shares, if any), as may be required pursuant to Section 1.6; provided, however, that Zstar may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Zstar or the Exchange Agent with respect to the certificates alleged to have been lost, stolen or destroyed.

					47

	1.11 Tax Consequences and Accounting
Treatment. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Internal Revenue
Code of 1986, as amended.

   1.12 Taking of Necessary Action: Further
Action. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of OnVantage and Merger
Sub, the officers and directors of OnVantage and Merger Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.


		   ARTICLE II
     REPRESENTATIONS AND WARRANTIES OF
               ONVANTAGE

OnVantage represents and warrants to Zstar and Merger Sub, subject to the exceptions specifically disclosed in the schedules (referencing the appropriate section number) supplied by OnVantage to Zstar and certified by OnVantage
(the "OnVantage Schedules"), as follows:

   2.1 Organization of OnVantage. OnVantage is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. OnVantage has the corporate power to own its property and to carry on its business as now being conducted and as proposed to be conducted by OnVantage. OnVantage is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, assets (including intangible assets), financial condition, or results of operations
("Material Adverse Effect") of OnVantage.
OnVantage has delivered a true and correct copy of its Articles of Incorporation and Bylaws (or similar governing instruments), each as amended to date, to counsel for Zstar.

   2.2 OnVantage Capital Structure.
The authorized capital stock of OnVantage consists of 100,000,000 shares of Common Stock, par value
$0.0001 per share, and 10,000,000 shares of Preferred Stock, par value $0.0001 per share. There are 12,690,000 shares of OnVantage Common
Stock and 7,500,000 shares of Preferred Stock issued and outstanding. All outstanding shares of OnVantage Common Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the Articles of Incorporation or Bylaws of OnVantage or any agreement to which OnVantage is a party or is bound. All outstanding shares of OnVantage
Preferred Stock are duly authorized, validly issued, fully paid and nonassessable and are subject to preemptive rights created by the Articles of Incorporation of OnVantage. OnVantage has currently reserved 3,410,000 shares of Common
Stock for issuance to employees and consultants pursuant to OnVantage Stock Plan during the 12 months following the Closing and OnVantage agrees that the total of (i) currently issued options and (ii) options issued in the 12 months following
Closing shall not, in total, exceed this reserved amount. A total of 6,700,000 shares have been

					48

authorized, 0 shares have been exercised, 597,000 shares are subject to outstanding, unexercised options and a balance of 6,103,000 shares remain available for future grant. Schedule 2.1 sets forth for each outstanding option the name of the holder of such option, the number of shares subject to such option, the exercise price of such option, the number of shares as to which such option is exercisable and, if the exercisability of such option will be accelerated in any way by the transactions contemplated by this Agreement, an indication of the extent of such acceleration. Schedule 2.1 also describes any repricing of options. Except as set forth in Schedule 2.2(b) and (c), there are no other options, warrants, calls, rights, commitments or agreements of any character to which OnVantage is a party or by which it is bound obligating
OnVantage to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of OnVantage or obligating OnVantage to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

   2.3 Subsidiaries. OnVantage has no
subsidiaries or affiliated companies and does not otherwise own any shares of stock or any interest in, or control, directly or indirectly, any other corporation, partnership, association, joint venture or business entity.

   2.4 Authority. OnVantage has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of OnVantage, subject only to the approval of the Merger and the other transactions contemplated hereby by OnVantage's stockholders as contemplated by Section 6.1(a). This Agreement has been duly executed and delivered by OnVantage and, subject to such approval, constitutes the valid and binding obligation of OnVantage. The execution and delivery of this Agreement by OnVantage does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under (i) any provision of the Articles of Incorporation or Bylaws of OnVantage or (ii) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to OnVantage or its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity"), is required by or with respect to OnVantage in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Certificate of Merger with the Delaware Secretary of State and
(ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state and federal securities laws and the laws of any foreign country.

   2.5 OnVantage Financial Statements.
Schedule 2.2 includes OnVantage's audited financial statements (balance sheets, income statements and statements of cash flows) as of and for the fiscal years ending December 31, 1999, and OnVantage's unaudited financial statements as of and for the three (3) months ending on March 31, 2000 (collectively, the "Financial Statements"). The
Financial Statements are complete and correct in all

					49

material respects and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a basis consistent throughout the periods indicated and consistent with each other (except that the unaudited financial statements for the three (3) months ending on March 31, 2000 do not contain the notes necessary to be in accordance with generally accepted accounting principles). The Financial Statements present fairly the financial condition and operating results of OnVantage as of the dates and during the periods indicated therein, subject, in the case of the unaudited financial statements, to normal year-end adjustments, which will not be material in the aggregate. The unaudited balance sheet of OnVantage as of March 31, 2000 hereinafter referred to as the "OnVantage Balance Sheet."

   2.6 No Undisclosed Liabilities. To the knowledge of OnVantage, OnVantage does not have any liabilities or obligations, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), and whether due or to become due, which individually or in the aggregate, (i) have not been reflected in OnVantage Balance Sheet (including the notes thereto) or (ii) have not been specifically described in this Agreement or in OnVantage Schedules.

   2.7 No Changes. Since the date of
OnVantage Balance Sheet there has not been, occurred or arisen any:

	(a) transaction by OnVantage except in the ordinary course of business as conducted on that date;

	(b) capital expenditure by OnVantage, either individually or in the aggregate, exceeding $50,000;

	(c) destruction, damage to, or loss of any assets (including without limitation intangible assets) of OnVantage (whether or not covered by insurance), either individually or in the aggregate, exceeding [$15,000];

	(d) labor trouble or claim of wrongful
discharge or other unlawful labor practice or action;

	(e) change in accounting methods or practices
(including any change in depreciation or amortization policies or rates, any change in policies in making or reversing accruals, or any change in capitalization of software development costs) by OnVantage;

	(f) declaration, setting aside, or payment of a dividend or other distribution in respect to the shares of OnVantage, or any direct or indirect redemption, purchase or other acquisition by OnVantage of any of its shares;

	(g) increase in the salary or other compensation payable or to become payable by OnVantage to any of its officers, directors or employees, or the declaration, payment, or commitment or obligation of any kind for

					50

the payment, by OnVantage, of a bonus or other additional salary or compensation to any such person;

	(h) acquisition, sale or transfer of any asset of OnVantage except in the ordinary course of business;

	(i) formation, amendment or termination of any distribution agreement or any material contract, agreement or license to which OnVantage is a party, other than termination by OnVantage pursuant to the terms thereof;

	(j) loan by OnVantage to any person
or entity, or guaranty by OnVantage of any loan except for expense advances in the ordinary course of business consistent with past practice;

	(k) waiver or release of any material
right or claim of OnVantage, including any write-off or other compromise of any account receivable of OnVantage;

	(l) the commencement or notice or, to
OnVantage's knowledge, threat of commencement of any governmental proceeding against or investigation of OnVantage or its affairs;

	(m) other event or condition of any
character that has or would, in OnVantage's reasonable judgment, be expected to have a Material Adverse Effect on OnVantage;

	(n) issuance, sale or redemption by
OnVantage of any of its shares or of any other of its securities other than issuances of shares of Common
Stock pursuant to outstanding options and warrants;

	(o) change in pricing or royalties set
or charged by OnVantage except for discounts extended in the ordinary course of business consistent with past practice; or

	(p) negotiation or agreement by
OnVantage to do any of the things described in the preceding clauses (a) through (o) (other than negotiations with Zstar and its representatives regarding the transactions contemplated by this Agreement).

   2.8 Tax and Other Returns and Reports.

	(a) Tax Returns and Audits.
OnVantage has accurately prepared and timely filed all required federal, state, local and foreign returns, estimates, information statements and reports
("Returns") relating to any and all Taxes relating or attributable to OnVantage or its operations and such Returns are true and correct in all material respects and have been completed in accordance with applicable law in all material respects. For the purposes of this Agreement, a "Tax" or, collectively, "Taxes," means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture,

					51

employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts.
OnVantage has timely paid all Taxes required to be paid with respect to such Returns and has withheld with respect to its employees all federal and state income taxes, FICA, FUTA and other Taxes it is required to withhold. The accruals for Taxes on the books and records of OnVantage are sufficient to discharge the Taxes for all periods (or the portion of any period) ending on or prior to the Closing Date.
OnVantage has not been delinquent in the payment of any Tax nor, except as set forth in Schedule
2.8(a), is there any Tax deficiency outstanding, proposed or assessed against OnVantage, nor has OnVantage executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax. To the knowledge of OnVantage, no audit or other examination of any Return of OnVantage is presently in progress. Except as set forth in
Schedule 2.8(a), OnVantage does not have any liabilities for unpaid federal, state, local and foreign
Taxes, whether asserted or unasserted, known or unknown, contingent or otherwise and OnVantage has no knowledge of any basis for the assertion of any such liability attributable to OnVantage, or their respective assets or operations. OnVantage is not (nor has it ever been) required to join with any other entity in the filing of a consolidated tax return for federal tax purposes or a consolidated or combined return or report for state tax purposes. OnVantage is not a party to or bound by any tax indemnity, tax sharing or tax allocation agreement. OnVantage has provided, or made available, to Zstar or its legal counsel copies of all federal, provincial and state income and all sales and use Tax Returns of OnVantage for all periods since their respective dates incorporation. There are (and as of immediately following the Closing there will be) no liens on the assets of OnVantage relating to or attributable to Taxes other than liens for Taxes not then due and payable. OnVantage has no knowledge of any basis for the assertion of any claim which, if adversely determined, would result in liens on the assets of OnVantage. OnVantage has no property which is being sold, conveyed or transferred pursuant to this Agreement which in the hands of Zstar would be treated as being owned by persons other than Zstar pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954 as in effect immediately prior to the enactment of the Tax
Reform Act of 1986, or any analogous provisions of any state law. None of the assets of OnVantage are treated as "tax-exempt use property" within the meaning of Section 168(h) of the Code. There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of OnVantage that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 162 or 404 of the Code.

	(b) No Penalty. OnVantage is not
subject to any penalty related to Taxes by reason of a violation of any order, rule or regulation of, or a default with respect to any return, report or declaration required to be filed with, any Governmental Entity to which it is subject, which violations or defaults, individually or in the aggregate, would have a Material Adverse Effect on OnVantage.

   2.9 Restrictions on Business Activities.
There is no agreement (assuming the parties thereto other than OnVantage performed their respective obligations thereunder as required), judgment, injunction, order or decree binding upon OnVantage which has or could reasonably be expected to have the effect of materially prohibiting or materially impairing any business practice of OnVantage, any

					53

acquisition of property by OnVantage or the conduct of business by OnVantage as currently conducted or as currently proposed to be conducted.

   2.10 Title of Properties: Absence of Liens and Encumbrances: Condition of Equipment.

	(a) OnVantage owns no real property.
To the knowledge of OnVantage, any property leased by OnVantage is in good standing, valid and effective in accordance with its respective terms, and there is not with respect to OnVantage and, to the knowledge of OnVantage, any other parties to such leases, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default and in respect of which OnVantage has not taken adequate steps to prevent such default from occurring), except where the lack of such good standing, validity and effectiveness or the existence of such default or event of default would not have a Material Adverse Effect on OnVantage.

	(b) OnVantage holds good and valid
title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used in its business, free and clear of any liens, charges, pledges, security interests or other encumbrances, except as reflected in OnVantage Financial
Statements except for liens for Taxes not yet due and payable and except for such imperfections of title and encumbrances, if any, which are not substantial in character, amount or extent, and which do not materially detract from the value, or interfere with the present use, of the property subject thereto or affected thereby.

	(c) Any  equipment (the
"Equipment") owned or leased by OnVantage, except individual pieces of equipment owned by OnVantage with an individual value of less than $5,000, is, taken as a whole, (i) to the knowledge of OnVantage, adequate for the conduct of the business of OnVantage consistent with its past practice, (ii) suitable for the uses to which it is currently employed, (iii) in good operating condition, (iv) regularly and properly maintained, reasonable wear and tear excepted and (v) not obsolete, dangerous or in need of renewal or replacement, except for renewal or replacement in the ordinary course of business.

   2.11 Intellectual Property.

	(a) To the knowledge of OnVantage,
OnVantage owns, or is licensed to use, all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, maskworks, net lists, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material
(excluding Commercial Software Rights (as defined in paragraph (b) below)) that are used or currently proposed to be used in the business of OnVantage as currently conducted or as currently proposed to be conducted (the "OnVantage Intellectual Property
Rights"). OnVantage is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any license, sublicense or agreement described on such list. OnVantage is the sole and exclusive owner or licensee of, with all right, title and interest in and to (free and clear of any liens or encumbrances), OnVantage Intellectual Property

					53

Rights, and has sole and exclusive rights (and is not contractually obligated to pay any compensation to any third party in respect thereof) to the use thereof or the material covered thereby in connection with the services or products in respect of which OnVantage Intellectual Property Rights are being used. No claims with respect to OnVantage
Intellectual Property Rights have been asserted or, to the knowledge of OnVantage, are threatened by any person, nor, to the knowledge of OnVantage, is there any valid grounds for any bona fide claims (i) to the effect that the manufacture, sale, licensing or use of any product as now used, sold or licensed or proposed for use, sale or license by OnVantage infringes on any copyright, patent, trade mark, service mark or trade secret, (ii) against the use by OnVantage of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in OnVantage's business as currently conducted or as proposed to be conducted, or (iii) challenging the ownership, validity or effectiveness of any of OnVantage Intellectual Property Rights.
All trademarks, service marks and copyrights held by OnVantage are valid and subsisting. To the knowledge of OnVantage, there is no material unauthorized use, infringement or misappropriation of any of OnVantage Intellectual Property Rights by any third party, including any employee or former employee of OnVantage. To the knowledge of OnVantage, OnVantage has not been sued or charged as a defendant in any claim, suit, action or proceeding which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party and which has not been finally terminated prior to the date hereof nor does it have any knowledge of any such charge or claim, and there is not any infringement liability with respect to, or infringement or violation by, OnVantage of any patent, trademark, service mark, copyright, trade secret or other proprietary right of another. To OnVantage's knowledge, no OnVantage
Intellectual Property Right or product of OnVantage is subject to any outstanding order, judgment, decree, stipulation or agreement restricting in any manner the licensing thereof by OnVantage. There is no outstanding order, judgment, decree or stipulation on OnVantage, and OnVantage is not party to any agreement, restricting in any manner the licensing of OnVantage's products by OnVantage. OnVantage has not entered into any agreement to indemnify any other person against any charge of infringement of any OnVantage
Intellectual Property Right. Each current and former employee of and consultant to OnVantage has signed a Proprietary Information and Inventions
Agreement substantially in OnVantage's standard form as certified by OnVantage and delivered to Zstar.

	(b) "Commercial Software Rights" means
packaged commercially available software programs generally available to the public through retail dealers in computer software which have been licensed to OnVantage pursuant to end-user licenses and which are used in OnVantage's business but are in no way a component of or incorporated in any of OnVantage's products and related trademarks, technology and know-how. To the best of OnVantage's knowledge, OnVantage has not breached or violated the terms of its license, sublicense or other agreement relating to any Commercial Software Rights and has a valid right to use such Commercial Software Rights and has a valid right to use such Commercial Rights under such license and agreements. To the knowledge of OnVantage, OnVantage is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any license, sublicense or agreement relating to Commercial Software Rights.
No claims with respect to the Commercial Software
Rights have been asserted or, to the knowledge of OnVantage, are threatened by any person against OnVantage, nor to the knowledge of OnVantage is

					54

there any valid grounds for any bona fide claims (i) to the effect that the manufacture, sale, licensing or use of any product as now used, sold or licensed or proposed for use, sale or license by OnVantage infringes on any copyright, patent, trade mark, service mark or trade secret, (ii) against the use by OnVantage of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in OnVantage's business as currently conducted or as proposed to be conducted, or (iii) challenging the validity or effectiveness of any of OnVantage's rights to use Commercial Software
Rights. To the knowledge of OnVantage, there is no material unauthorized use, infringement or misappropriation of any of the Commercial
Software Rights by OnVantage or any employee or former employee of OnVantage during the period of their employment. To the knowledge of OnVantage, no Commercial Software Right is subject to any outstanding order, judgment, decree, stipulation or agreement restricting in any manner the use thereof by OnVantage.

   2.12 Agreements, Contracts and
Commitments. Except as identified on Schedule 2.4
or in any other Schedule, OnVantage does not have,
is not a party to nor is it bound by:

	(a) any collective bargaining
agreements,

	(b) any agreements that contain any
unpaid severance liabilities or obligations,

	(c) any bonus, deferred
compensation, incentive compensation, pension, profit-sharing or retirement plans, or any other employee benefit plans or arrangements,

	(d) any employment or consulting
agreement, contract or commitment with an employee or individual consultant or salesperson or consulting or sales agreement, contract or commitment with a firm or other organization, not terminable by OnVantage on thirty days notice without liability, except to the extent general principles of wrongful termination law may limit
OnVantage's ability to terminate employees at will,

	(e) agreement or plan, including,
without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement,

	(f) any fidelity or surety bond or
completion bond,

	(g) any lease of personal property
having a value individually in excess of [$10,000,]

	(h) any agreement of indemnification
or guaranty not entered into in the ordinary course of business,


					55

	(i) any agreement, contract or
commitment containing any convenant limiting the freedom of OnVantage to engage in any line of business or compete with any person,

	(j) any agreement, contract or
commitment relating to capital expenditures and involving future obligations in excess of [$10,000,]

	(k) any agreement, contract or
commitment relating to the disposition or acquisition of assets not in the ordinary course of business or any ownership interest in any corporation, partnership, joint venture or other business enterprise,

	(l) any mortgages, indentures, loans
or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit, including guaranties referred to in clause (h) hereof,

	(m) any purchase order or contract
for the purchase of raw materials or acquisition of assets involving [$10,000] or more in any single instance or [$100,000] in the aggregate,

	(n) any construction contracts,

	(o) any distribution, joint marketing
or development agreement,

	(p) any other agreement, contract or
commitment which involves [$10,000] or more and is not cancelable without penalty within thirty (30) days other than standard end-user licenses of OnVantage's products and services in the ordinary course of business consistent with past practice, or

	(q) any agreement which is otherwise
material to OnVantage's business.
OnVantage has not breached, or received any claim or threat that it has breached, any of the terms or conditions of any agreement, contract or commitment to which it is bound (including those set forth in any of OnVantage Schedules) in such manner as would permit any other party to cancel or terminate the same. Each agreement, contract or commitment required to be set forth in any of OnVantage Schedules is in full force and effect
(assuming such agreement, contract or commitment has been duly authorized, executed and delivered by the other party or parties thereto) and, except as otherwise disclosed or defaults fully remedied or resolved, is not subject to any material default thereunder of which OnVantage has knowledge by any party obligated to OnVantage pursuant thereto.

   2.13 Interested Party Transactions. No
officer, director or stockholder of OnVantage (nor any sibling, descendant or spouse of any of such persons, or any trust, partnership, corporation or other entity in which any of such persons has or has had an interest), has or has had, directly or indirectly, (i) an interest in any entity which furnished or sold, or furnishes or sells, services or products which OnVantage furnishes or sells, or proposes to furnish or sell, or (ii) any interest in any entity which purchases from or sells or furnishes to, OnVantage, any goods or services, or (iii) a beneficial interest in any contract or agreement required to be set forth in Schedule 2.12; provided, that ownership of no more than one percent (1%) of

					56

the outstanding voting stock of a publicly traded corporation shall not be deemed an "interest in any entity" for purposes of this Section 2.13.

   2.14 Governmental Authorization. All
required and material federal, state, county, local and foreign government consents, licenses, permits, grants, or other authorizations have been issued to OnVantage ("Government Authorization"). All
Government Authorization is in full force and effect and constitutes the authorization required to permit
OnVantage to operate or conduct its business or hold any interest in its properties.

   2.15 Litigation. OnVantage is not a party to any legal proceedings nor has any knowledge of expected or threatened legal proceedings. For purposes of this provision, OnVantage has knowledge of expected or threatened legal proceedings if an officer, director, shareholder, or employee of managerial or supervisory capacity, has such knowledge. Legal proceedings include, without limitation to geography, all lawsuits, demand for arbitration or mediation, and notices of adversarial administrative action. There is no judgment, decree or order enjoining OnVantage in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business of OnVantage.

   2.16 Accounts Receivable. All receivables of
OnVantage arose in the ordinary course of business at the aggregate amounts thereof, are collectible
(except to the extent reserved against as reflected in OnVantage's Financial Statements) and are carried at values determined in accordance with generally accepted accounting principles consistently applied.
To the knowledge of OnVantage, none of the receivables of OnVantage is subject to any claim of offset, recoupment, setoff or counterclaim and there are no facts or circumstances (whether asserted or unasserted) that would give rise to any such claim.
No receivables are contingent upon the performance by OnVantage of any obligation or contract except for OnVantage's maintenance obligations under its maintenance agreements (although no customer has claimed that OnVantage has failed to perform its maintenance obligations). No person has any lien, charge, pledge, security interest or other encumbrance on any of such receivables and no agreement for deduction or discount has been made with respect to any of such receivables.

   2.17 Minute Books. The minute books of
OnVantage made available to counsel for Zstar contain a complete and accurate summary of all meetings of directors and stockholders since the time of incorporation of OnVantage, and reflect all transactions referred to in such minutes accurately in all material respects.

   2.18 Environmental and OSHA.

	(a) Hazardous Material. To the
knowledge of OnVantage, as of the Closing, no material amount of any substance that is regulated by any Governmental Entity or that has been designated by any Governmental Entity to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, urea-formaldehyde and all substances listed pursuant to the United States
Comprehensive Environmental Response,
Compensation, and Liability Act of 1980, as amended from time to time, and the United States
Resource Recovery and Conservation Act of 1976,

					57

as amended from time to time, and the regulations and publications promulgated pursuant to said laws
(a "Hazardous Material"), is present, as a result of the actions of OnVantage (excluding failure of OnVantage to remediate the presence of a Hazardous Material resulting from the actions of any previous owner or occupier of OnVantage
Property of which presence OnVantage does not have knowledge) in violation of any law in effect on or before the Closing Date, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that OnVantage or any of its past or present subsidiaries has at any time owned, operated, occupied or leased
(collectively, "OnVantage Property"). In any event,
OnVantage does not know of the presence of any Hazardous Material in, on or under any OnVantage
Property.

	(b) Hazardous Materials Activities.
To the knowledge of OnVantage, atno time prior to the Closing has OnVantage transported, stored, used, manufactured, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Closing Date, nor has OnVantage disposed of, transferred, sold, or manufactured any product containing a Hazardous Material (collectively
"Hazardous Materials Activities") in violation of the Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery
Act of 1976, the Toxic Substances Control Act of
1976 and any other applicable state or federal acts
(including the rules and regulations thereunder) as in effect on or before the Closing Date.

	(c) Permits. OnVantage currently
holds no environmental approvals, permits, licenses, clearances and consents and none are necessary for the conduct of OnVantage's activities and businesses that are currently being conducted.

   2.19 Brokers' and Finders' Fees. Except as set forth in Schedule 2.3, OnVantage has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

   2.20 Labor Matters. OnVantage is in
compliance in all material respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment and wages and hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practice. OnVantage has not received any notice from any Governmental Entity, and to the knowledge of OnVantage, there has not been asserted before any Governmental Entity, any claim, action or proceeding to which OnVantage is a party or involving OnVantage, and there is neither pending nor, to the knowledge of OnVantage, threatened any investigation or hearing concerning
OnVantage arising out of or based upon any such laws, regulations or practices. There are no pending claims against OnVantage under any workers compensation plan or policy or for long term disability. OnVantage has complied in all material respects with all applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 and has no obligations with respect to any former employees or qualifying beneficiaries thereunder.

  					58


	 2.21 Insurance. Schedule There is no claim by OnVantage pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums payable under all such policies and bonds have been paid and OnVantage is otherwise in compliance in all material respects with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). Such policies of insurance and bonds are of the type and in amounts customarily carried by persons conducting businesses similar to those of OnVantage. OnVantage does not know of any threatened termination of or material premium increase with respect to any of such policies.
OnVantage has never been denied insurance coverage nor has any insurance policy of OnVantage ever been canceled for any reason.

   2.22 Compliance with Laws. To the
knowledge of OnVantage, OnVantage has complied in all material respects with, is not in violation in any material respect of, and has not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, assets or properties.

   2.23 Complete Copies of Materials.
OnVantage has delivered or made available true and complete copies of each document (or summaries of same) which has been requested by Zstar or its counsel.

   2.24 Binding Agreements: No Default. Each of the contracts, agreements and other instruments shown on the Exhibits and Schedules referred to in this Agreement to which OnVantage is a party is a legal, binding, and enforceable obligation by or against OnVantage (assuming that such contracts, agreements and instruments are binding on all other parties thereto; OnVantage has no knowledge that they are not) in accordance with its terms, and no party with whom OnVantage has an agreement or contract is, to OnVantage's knowledge, in default thereunder or has breached any material terms or provisions thereof (subject to all applicable bankruptcy, insolvency, reorganization and other laws applicable to creditors' rights and remedies and to the exercise of judicial discretion in accordance with general principles of equity).

   2.25 Proxy Statements. In the event a proxy statement and/or shareholder meeting is required under Delaware Law, the information supplied by OnVantage for inclusion in the proxy statement to be sent to the stockholders of OnVantage in connection with the meeting of OnVantage's stockholders to consider the Merger and the other transactions contemplated hereby (the "OnVantage
Stockholders' Meeting") (such proxy statement as amended or supplemented is referred to herein as the "Proxy Statement") shall not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to OnVantage's stockholders, at the time of OnVantage
Stockholders' Meeting and at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or shall omit to state any material fact necessary in order to make the statements made therein not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for OnVantage Stockholders'
Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to OnVantage or any of its affiliates, officers or directors should be discovered by OnVantage which should be set forth in an amendment or a supplement to the Proxy Statement,

					59

OnVantage shall promptly inform Zstar and Merger
Sub. Notwithstanding the foregoing, OnVantage makes no representation or warranty with respect to any information supplied by Zstar or Merger Sub which is contained in any of the foregoing documents.

   2.26 FIRPTA. OnVantage is not, and has not been at any time, a "United States real property holding corporation" within the meaning of Section
897(c)(2) of the Code.

   2.27 Employee Benefit Plans.

	(a)  To the knowledge of
OnVantage, (I) None of OnVantage's Employee
Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable law, including but not limited to COBRA; (II) all Employee Plans are in compliance in all material respects with the requirements prescribed by any and all applicable statutes (including ERISA and the Code), orders, or governmental rules and regulations currently in effect with respect thereto (including all applicable requirements for notification to participants or beneficiaries or the Department of Labor, Internal
Revenue Service (the "IRS") or Secretary of the
Treasury), and OnVantage has performed in all material respects all obligations required to be performed by it under, is not in default under or violation of, and has no knowledge of any default or violation by any other party to, any of the Employee
Plans; (III) each Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code either has received a favorable determination letter with respect to each such Employee Plan from the IRS or still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such a determination letter and to make any amendments necessary to obtain a favorable determination; and
(IV) no Employee Plan is or within the prior six (6) years has been subject to, and OnVantage has not incurred and does not expect to incur any liability under, Title IV of ERISA or Section 412 of the Code and (V) nothing in any Employee Plan precludes or interferes with Zstar's ability to cause
OnVantage to terminate (or consolidate, at Zstar's option) any Employee Plan after the Closing;
provided that (i) the Employee Plans may be terminated prospectively only, subject to rights accrued by OnVantage's employees at the time of such termination and (ii) not more than sixty days notice may be required to terminate certain
Employee Plans.

	(iii) To the knowledge of
OnVantage, noneof the following now exists or has existed within the six-year period ending on the date hereof with respect to any Employee Plan: (I) any act or omission by OnVantage constituting a violation of Section 402, 403, 404 or 405 of
ERISA; (II) any act or omission by OnVantage which constitutes a violation of Sections 406 and 407 of ERISA and is not exempted by Section 408 of ERISA or which constitutes a violation of
Section 4975(c) of the Code and is not exempted by
Section 4975(d) of the Code; (III) any act or omission by OnVantage constituting a violation of
Section 503, 510 or 511 of ERISA; or (IV) any act or omission by OnVantage which could give rise to liability under Section 502 of ERISA or under Sections 4972 or 4975 through 4980 of the Code.


					60

	(iv) Each Employee Plan has
been maintained in substantial compliance with its terms, and all contributions, premiums or other payments due from OnVantage or any of its subsidiaries to (or under) any such Employee Plan have been fully paid or adequately provided for on the audited OnVantage Financial Statements for the most recently-ended fiscal year. All accruals thereon (including, where appropriate proportional accruals for partial periods) have been made in accordance with generally accepted accounting principles consistently applied on a reasonable basis. There has been no amendment, written interpretation or announcement (whether or not written) by OnVantage with respect to, or change in employee participation or coverage under, any Employee Plan that would increase materially the expense of maintaining such plans or arrangements, individually or in the aggregate, above the level of expense incurred with respect thereto for the most recently-ended fiscal year.

	(v) OnVantage has made
available to Zstar complete, accurate and current copies of all Employee Plans and all amendments, documents, correspondence and filings relating thereto, including but not limited to any statements, filings, reports or returns filed with any governmental agency with respect to the Employee
Plans at any time within the three-year period ending on the date hereof.

   2.28 Representations Complete. None of the representations or warranties made by OnVantage, nor any statement made in any Schedule, Exhibit or certificate furnished by OnVantage pursuant to this Agreement, when read in its entirety, contains or will contain any untrue statement of a material fact at the Effective Time, or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

   2.29 SECURITIES ACT COMPLIANCE; REGISTRATION

(a)  Securities Act Exemption.

     The Zstar Common Stock to be issued upon the Exchange for the OnVantage Common Stock pursuant to this Agreement will not be registered under the Securities Act (as defined below) in reliance on the exemptions from the registration requirements of Section 4(2) of the Securities Act and Regulation promulgated thereunder. Prior to the Closing Date, each Holder of OnVantage Common Stock shall have provided Zstar such representations, warranties, certifications and additional information as Zstar may reasonably request to ensure the availability of such exemptions from the registration requirements of the Securities Act.

(b)  Stock Restrictions.

In addition to any legend imposed by applicable state securities laws or by any contract which continues in effect after the Closing the certificates representing Zstar Common
Stock issued upon the Exchange pursuant to this Agreement shall bear a restrictive legend (and stop transfer orders shall be placed against the transfer thereof with Zstar's transfer agent), stating substantially as follows:

						61

		THE SECURITIES REPRESENTED BY
		THIS CERTIFICATE HAVE NOT BEEN
		REGISTERED UNDER THE UNITED STATES
		SECURITIES ACT OF 1933, AS AMENDED
		(THE "SECURITIES ACT"). THEY MAY
		NOT BE SOLD, TRANSFERRED, ASSIGNED,
		OR HYPOTHECATED UNLESS THEY HAVE
		BEEN REGISTERED UNDER THE ACT OR
		UNLESS AN EXEMPTION FROM REGISTRATION
		IS AVAILABLE (AND, IN SUCH CASE, AN
		OPINION OF COUNSEL REASONABLY
		SATISFACTORY TO THE COMPANY SHALL
		HAVE BEEN DELIVERED TO THE COMPANY
		TO THE EFFECT THAT SUCH SALE, TRANSFER,
		ASSIGNMENT OR HYPOTHECATION IS NOT
		REQUIRED TO BE REGISTERED UNDER THE
		ACT).

(c)  Holders' Restrictions Regarding Securities Law Matters.

	Each Holder shall be bound by the following provisions:
	(1) Such Holder will not offer, sell, or otherwise dispose of any Zstar
          Common Stock except in
          compliance with the Securities Act
          and the rules and regulations
          thereunder.

	(2) Such Holder will not sell, transfer
          or otherwise dispose of any Zstar
          Common Stock unless (i) such sale,
          transfer or other disposition is
          within the limitations of and in
          compliance with Rule 144
          promulgated by the SEC under the
          Securities Act and the Holder
          furnishes Zstar with an opinion of
          counsel, reasonably satisfactory to
          Zstar and its counsel, (ii) in the
          opinion of counsel, satisfactory to
          Zstar and its counsel, some other
          exemption from registration under
          the Securities Act is available with
          respect to any such proposed sale,
          transfer, or other disposition of the
          Zstar Common Stock or (iii) the
          offer and sale of the Zstar Common
          Stock is registered under the
          Securities Act.

	(3) Each Holder hereby represents,
          warrants and as set forth below,
          and all such representations and
          warranties shall be ture and correct
          as of the Colsing Date:  such
          Holder will acquire the Zstar
          Common Stock for its own account
          for the purpose of investment and
          not with a view to, or for sale in
          connection with, any distribution
          thereof in violation of the federal
          securities laws and has no current
          intent to dispose of the Zstar
          Common Stock;

	(4) Such Holder understands that the
          Zstar Common Stock has not been
          registered under the Securities Act
          by reason of a specific exemption
          therefrom, and may not be
          transferred or resold except
          pursuant to an effective registration
          statement or exemption from
          registration (and based upon an
          opinion of counsel, if Zstar so
          requests) and each certificate
          representing Zstar Common Stock
          will be endorsed with the legend
          provided herein;

	(5) Such Holder has substantial
          experience in business and finance
          and in evaluating and investing in
          securities in companies similar to
          Zstar so that he is capable of
          evaluating the merits and risks of
          acquiring the Zstar Common
          Stock to be issued to such Holder
          and has the capacity to protect his
          own interests.  Such Holder must
          bear the economic risk of holding
          the Zstar Common Stock
          indefinitely unless such securities
          are registered pursuant to the
          Securities Act, or an exemption
          from registration is available for
          the disposition thereof.  Such
          Holder understands that there is
          no assurance that any exemption
          from registration under the
          Securities Act will be available;


						62

	(6) Such Holder understands that the
          availability of the exemptions from
          registration under the Securities
          Act depends upon, among other
          things, the bona fide nature of the
          investment intent and the accuracy
          of such Holder's representations as
          expressed herein;

	(7) Such Holder understands that a
          public market has recently been
          created for the Zstar Common
          Stock but that there is no assurance
          that a public market will be
          maintained for the Zstar Common
          Stock.

                ARTICLE III
     REPRESENTATIONS AND WARRANTIES OF
        ZSTAR, APEX AND MERGER SUB

   Zstar, Apex and Merger Sub represent and warrant to OnVantage, subject to the exceptions specifically disclosed in the schedules supplied and initialed by Zstar to OnVantage (the "Zstar
Schedules"), as follows:

   3.1 Organization, Standing and Power. Zstar is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Apex is a corporation duly organized, validly existing and in good standing under the laws of the Providence of British Columbia, Canada.
Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Zstar, Apex and Merger
Sub has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse
Effect on Zstar, Apex and Merger Sub taken as a whole. Zstar has made available a true and correct copy of the Articles of Incorporation and Bylaws of each of Zstar, Apex and Merger Sub, as amended to date, to counsel for OnVantage.

   3.2 Capital Structure.

	(a) The authorized stock of Zstar
consists of 30,000,000 shares of Common Stock, par value $0.001 per share, of which 10,550,000 shares were issued and outstanding as of May 25, 2000. The authorized capital stock of Apex consists of _____ shares of Common Stock, par value $__ per share, ____ shares of which, as of the date hereof, are issued and outstanding and are held by Zstar. The authorized capital stock of Merger Sub consists of 1,000 shares of Common Stock, par value $__ per share, 100 shares of which, as of the date hereof, are issued and outstanding and are held by Zstar. All such shares have been duly authorized, and all such issued and outstanding shares have been validly issued, are fully paid and nonassessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof.
Zstar has also reserved [(i) ____ shares of Common
Stock for issuance to employees and consultants pursuant to Zstar's ____ Stock Plan, as amended,
(ii) ____ shares of Common Stock for issuance to directors under its ____ Stock Plan, as amended,
(iii) an aggregate of __ shares of Common Stock for issuance under the __ Employee Stock Plan, as amended, and the Subsidiary Employee Stock
Purchase Plan, as amended]. There are no other options, warrants, calls, rights, commitments or agreements of any character to which Zstar is a party or by which it is bound obligating Zstar to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of Zstar or obligating Zstar to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

						63

	(b) The shares of Zstar Common
Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid, and nonassessable.

   3.3 Subsidiaries. Other than Apex and
Merger Sub, Zstar has no subsidiaries or affiliated companies and does not otherwise own any shares of stock or any interest in, or control, directly or indirectly, any other corporation, partnership, association, joint venture or business entity.

   3.4 Authority. Zstar, Apex and Merger Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Upon shareholder approval of this Agreement and the transaction contemplated hereby, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will have been duly authorized by all necessary corporate action on the part of Zstar, Apex and Merger Sub.
This Agreement has been duly executed and delivered by Zstar, Apex and Merger Sub and, subject to such shareholder approval, constitutes the valid and binding obligations of Zstar, Apex and Merger Sub. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under (i) any provision of the Articles of Incorporation or Bylaws of Zstar, Apex and Merger Sub or (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Zstar, Apex or Merger Sub or their properties or assets, other than any such conflicts, violations, defaults, terminations, cancellations or accelerations which individually or in the aggregate would not have a material adverse effect on the ability of Zstar, Apex or Merger Sub to consummate the transactions contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by or with respect to Zstar, Apex and Merger Sub in connection with the execution and delivery of this Agreement by Zstar, Apex and Merger Sub or the consummation by Zstar, Apex and Merger Sub of the transactions contemplated hereby, except for (i) the filing of the Certificate of Merger with the Delaware Secretary of State, or (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state and federal securities laws and the laws of any foreign country.

   3.5 SEC Documents; Zstar Financial
Statements. Zstar has furnished or made available to OnVantage a true and complete copy of its Form
10-KSB for the fiscal year ending 1999, and its Informaion Statement dated ______, 2000
(collectively, the "SEC Documents"), which Zstar filed under the 1934 Exchange Act ("Exchange
Act") with the Securities and Exchange
Commission (the "SEC"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC. All prior SEC filings of Zstar are complete, accurate and filed on a timely basis. The financial statements of Zstar, including the notes thereto, included in the SEC Documents (the "Zstar
Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles consistently applied
(except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present the consolidated financial position of Zstar at the dates thereof and of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring audit adjustments).
There has been no change in Zstar accounting policies or estimates except as described in the notes to Zstar Financial Statements. Zstar has no material obligations other than (i) those set forth in Zstar Financial Statements and (ii) those not required to be set forth in Zstar Financial
Statements under generally accepted accounting principles.

						64

   3.6 No Undisclosed Liabilities. Neither
Zstar, Apex or Merger Sub has any liabilities or obligations, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), and whether due or to become due, which individually or in the aggregate,
(i) have not been reflected in the Zstar Financial
Statements (including the notes thereto) or (ii) have not been specifically described in this Agreement or in Zstar, Apex or Merger Sub Schedules.

   3.7 No Changes. Since the date of Zstar
Financial Statements, there has not been, occurred or arisen any:

	(a) transaction by Zstar, Apex or
Merger Sub except in the ordinary course of business as conducted on that date;

	(b) capital expenditure by Zstar,
Apex or Merger Sub, either individually or in the aggregate, exceeding $10,000;

	(c) destruction, damage to, or loss of
any assets (including without limitation intangible assets) of Zstar, Apex or Merger Sub (whether or not covered by insurance), either individually or in the aggregate, exceeding $5,000;

	(d) labor trouble or claim of wrongful
discharge or other unlawful labor practice or action;

	(e) change in accounting methods or
practices (including any change in depreciation or amortization policies or rates, any change in policies in making or reversing accruals, or any change in capitalization of software development costs) by Zstar, Apex or Merger Sub;

						65

	(f) declaration, setting aside, or
payment of a dividend or other distribution in respect to the shares of Zstar, Apex or Merger Sub, or any direct or indirect redemption, purchase or other acquisition by Zstar, Apex or Merger Sub of any of its shares;

	(g) increase in the salary or other
compensation payable or to become payable by Zstar, Apex or Merger Sub to any of its officers, directors or employees, or the declaration, payment, or commitment or obligation of any kind for the payment, by Zstar, Apex or Merger Sub, of a bonus or other additional salary or compensation to any such person;

	(h) acquisition, sale or transfer of any asset of Zstar, Apex or Merger Sub except in the ordinary course of business;

	(i) formation, amendment or
termination of any distribution agreement or any material contract, agreement or license to which Zstar, Apex or Merger Sub is a party, other than termination by Zstar, Apex or Merger Sub pursuant to the terms thereof;

	(j) loan by Zstar, Apex or Merger
Sub to any person or entity, or guaranty by Zstar, Apex or Merger Sub of any loan except for expense advances in the ordinary course of business consistent with past practice;

	(k) waiver or release of any material
right or claim of Zstar, Apex or Merger Sub, including any write-off or other compromise of any account receivable of Zstar, Apex or Merger Sub;

	(l) the commencement or notice or, to
Zstar's, Apex's or Merger Sub 's knowledge, threat of commencement of any governmental proceeding against or investigation of Zstar, Apex or Merger
Sub or its affairs;

	(m) other event or condition of any
character that has or would, in Zstar's, Apex's or Merger Sub's reasonable judgment, be expected to have a Material Adverse Effect on Zstar, Apex or
Merger Sub;

	(n) issuance, sale or redemption by
Zstar, Apex or Merger Sub of any of its shares or of any other of its securities other than issuances of shares of Common Stock pursuant to outstanding options and warrants;

	(o) change in pricing or royalties set
or charged by Zstar, Apex or Merger Sub except for discounts extended in the ordinary course of business consistent with past practice; or

						66

	(p) negotiation or agreement by
Zstar, Apex or Merger Sub to do any of the things described in the preceding clauses (a) through (o)
(other than negotiations with OnVantage and its representatives regarding the transactions contemplated by this Agreement).

   3.8 Tax and Other Returns and Reports.

	(a) Tax Returns and Audits. Except
as provided in Schedule 3.8(a), Zstar, Apex and Merger Sub have accurately prepared and timely filed all required federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to any and all Taxes relating or attributable to Zstar, Apex and Merger
Sub or their operations and such Returns are true and correct in all material respects and have been completed in accordance with applicable law in all material respects. For the purposes of this Agreement, a "Tax" or, collectively, "Taxes," means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts. Zstar, Apex and Merger Sub have timely paid all Taxes required to be paid with respect to such Returns and has withheld with respect to its employees all federal and state income taxes, FICA, FUTA and other Taxes it is required to withhold. The accruals for Taxes on the books and records of Zstar, Apex and Merger Sub are sufficient to discharge the Taxes for all periods (or the portion of any period) ending on or prior to the Closing Date. Neither Zstar, Apex or Merger Sub has been delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, proposed or assessed against Zstar, Apex or Merger Sub, nor has Zstar, Apex or Merger Sub executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.
No audit or other examination of any Return of Zstar, Apex or Merger Sub is presently in progress., Zstar, Apex or Merger Sub does not have any liabilities for unpaid federal, state, local and foreign
Taxes, whether asserted or unasserted, known or unknown, contingent or otherwise and neither Zstar, Apex nor Merger Sub has knowledge of any basis for the assertion of any such liability attributable to Zstar, Apex or Merger Sub, or their respective assets or operations. Neither Zstar, Apex or Merger
Sub is (nor have any of them ever been) required to join with any other entity in the filing of a consolidated tax return for federal tax purposes or a consolidated or combined return or report for state tax purposes. Neither Zstar, Apex or Merger Sub are a party to or bound by any tax indemnity, tax sharing or tax allocation agreement. Zstar, Apex and Merger Sub have provided, or made available, to OnVantage or its legal counsel copies of all federal, provincial and state income and all sales and use Tax Returns of Zstar, Apex and Merger Sub for all periods since their respective dates incorporation. There are (and as of immediately following the Closing there will be) no liens on the assets of Zstar, Apex or Merger Sub relating to or attributable to Taxes. Neither Zstar, Apex or Merger
Sub has knowledge of any basis for the assertion of any claim which, if adversely determined, would result in liens on the assets of Zstar, Apex or Merger Sub. Zstar, Apex or Merger Sub has no property which is being sold, conveyed or transferred pursuant to this Agreement which in the hands of OnVantage would be treated as being owned by persons other than OnVantage pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954 as in effect immediately prior to the enactment of the Tax Reform Act of 1986, or any analogous provisions of any state law. None of the assets of Zstar, Apex or Merger Sub are treated as "tax-exempt use property" within the meaning of
Section 168(h) of the Code. There is no contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of Zstar, Apex or Merger Sub that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 162 or 404 of the Code.

						67

	(b) No Penalty. Neither Zstar, Apex
or Merger Sub is subject to any penalty by reason of a violation of any order, rule or regulation of, or a default with respect to any return, report or declaration required to be filed with, any Governmental Entity to which it is subject, which violations or defaults, individually or in the aggregate, would have a Material Adverse Effect on Zstar, Apex or Merger Sub.

   3.9 Restrictions on Business Activities.
There is no agreement (assuming the parties thereto other than Zstar, Apex and Merger Sub performed their respective obligations thereunder as required), judgment, injunction, order or decree binding upon Zstar, Apex or Merger Sub which has or could reasonably be expected to have the effect of materially prohibiting or materially impairing any business practice of Zstar, Apex or Merger Sub, any acquisition of property by Zstar, Apex or Merger
Sub or the conduct of business by Zstar, Apex or Merger Sub as currently conducted or as currently proposed to be conducted.

   3.10 Title of Properties: Absence of Liens and Encumbrances: Condition of Equipment.

	(a) To the knowledge of Zstar, Apex
and Merger Sub, all leases are in good standing, valid and effective in accordance with their respective terms, and there is not with respect to Zstar, Apex or Merger Sub and, to the knowledge of Zstar, Apex and Merger Sub, any other parties to such leases, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default and in respect of which Zstar, Apex and/or
Merger Sub have not taken adequate steps to prevent such default from occurring), except where the lack of such good standing, validity and effectiveness or the existence of such default or event of default would not have a Material Adverse
Effect on Zstar, Apex or Merger Sub.

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	(b) Zstar, Apex and Merger Sub hold
good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its respective tangible properties and assets, real, personal and mixed, used in its business, free and clear of any liens, charges, pledges, security interests or other encumbrances, except as reflected in Zstar's Financial Statements and except for such imperfections of title and encumbrances, if any, which are not substantial in character, amount or extent, and which do not materially detract from the value, or interfere with the present use, of the property subject thereto or affected thereby.

	(c) Any equipment owned or leased
by Zstar, Apex and the Merger Sub (the
"Equipment") is, taken as a whole, (i) to the knowledge of Zstar, Apex and Merger Sub, adequate for the conduct of the business of Zstar, Apex and Merger Sub consistent with their past practice, (ii) suitable for the uses to which it is currently employed, (iii) in good operating condition, (iv) regularly and properly maintained, reasonable wear and tear excepted and (v) not obsolete, dangerous or in need of renewal or replacement, except for renewal or replacement in the ordinary course of business.

   3.11 Intellectual Property.

	(a) Zstar, Apex and Merger Sub own,
or is licensed to use, all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, maskworks, net lists, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material
(excluding Commercial Software Rights (as defined in paragraph (b) below)) that are used or currently proposed to be used in the business of Zstar, Apex and Merger Sub respectively as currently conducted or as currently proposed to be conducted
(individually and collectively the "Zstar Intellectual
Property Rights"). Zstar, Apex and Merger Sub are not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any license, sublicense or agreement described on such list.
Zstar, Apex and/or Merger Sub is the sole and exclusive owner or licensee of, with all right, title and interest in and to (free and clear of any liens or encumbrances), Zstar Intellectual Property Rights, and has sole and exclusive rights (and is not contractually obligated to pay any compensation to any third party in respect thereof) to the use thereof or the material covered thereby in connection with the services or products in respect of which Zstar
Intellectual Property Rights are being used. No claims with respect to Zstar Intellectual Property
Rights have been asserted or, to the knowledge of Zstar, Apex or Merger Sub, are threatened by any person, nor, to the knowledge of Zstar, Apex or Merger Sub, is there any valid grounds for any bona fide claims (i) to the effect that the manufacture, sale, licensing or use of any product as now used, sold or licensed or proposed for use, sale or license by Zstar, Apex or Merger Sub infringes on any copyright, patent, trade mark, service mark or trade secret, (ii) against the use by Zstar, Apex or Merger
Sub of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in Zstar's, Apex's or Merger Sub's business as currently conducted or as proposed to be conducted, or (iii) challenging the ownership, validity or effectiveness of any of Zstar Intellectual Property
Rights. All trademarks, service marks and copyrights held by Zstar, Apex or Merger Sub are valid and subsisting. To the knowledge of Zstar, Apex or Merger Sub, there is no material unauthorized use, infringement or misappropriation of any of Zstar Intellectual Property Rights by any third party, including any employee or former employee of Zstar, Apex or Merger Sub. Zstar,
Apex or Merger Sub has not been sued or charged as a defendant in any claim, suit, action or proceeding which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party and which has not been finally terminated prior to the date hereof nor does it have any knowledge of any such charge or claim, and there is not any infringement liability with respect to, or infringement or violation by, Zstar, Apex or Merger Sub of any patent, trademark, service mark, copyright, trade secret or other proprietary right of another. To Zstar's, Apex's or Merger Sub's knowledge, no Zstar
Intellectual Property Right or product of Zstar,
Apex or Merger Sub is subject to any outstanding order, judgment, decree, stipulation or agreement restricting in any manner the licensing thereof by Zstar, Apex or Merger Sub. There is no outstanding order, judgment, decree or stipulation on Zstar, Apex or Merger Sub, and Zstar, Apex or Merger
Sub is not party to any agreement, restricting in any manner the licensing of Zstar's, Apex's or Merger
Sub 's products by Zstar, Apex or Merger Sub.
Zstar, Apex or Merger Sub has not entered into any agreement to indemnify any other person against any charge of infringement of any Zstar Intellectual
Property Right. Each current and former employee of and consultant to Zstar, Apex and Merger Sub has signed a Proprietary Information and Inventions
Agreement substantially in Zstar's, Apex's or Merger Sub's standard form as certified by Zstar, Apex or Merger Sub respectively and delivered to OnVantage.

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	(b) "Commercial Software Rights" means
packaged commercially available software programs generally available to the public through retail dealers in computer software which have been licensed to Zstar, Apex or Merger Sub pursuant to end-user licenses and which are used in Zstar's, Apex's or Merger Sub 's business but are in no way a component of or incorporated in any of Zstar's, Apex's or Merger Sub 's products and related trademarks, technology and know-how. To the best of Zstar's, Apex's or Merger Sub 's knowledge,
Zstar, Apex or Merger Sub has not breached or violated the terms of its license, sublicense or other agreement relating to any Commercial Software
Rights and has a valid right to use such Commercial
Software Rights and has a valid right to use such Commercial Rights under such license and agreements. Zstar, Apex or Merger Sub is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any license, sublicense or agreement relating to Commercial Software Rights.
No claims with respect to the Commercial Software
Rights have been asserted or, to the knowledge of Zstar, Apex or Merger Sub, are threatened by any person against Zstar, Apex or Merger Sub, nor to the knowledge of Zstar, Apex or Merger Sub is there any valid grounds for any bona fide claims (i) to the effect that the manufacture, sale, licensing or use of any product as now used, sold or licensed or proposed for use, sale or license by Zstar, Apex or Merger Sub infringes on any copyright, patent, trade mark, service mark or trade secret, (ii) against the use by Zstar, Apex or Merger Sub of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in Zstar's, Apex's or Merger Sub's business as currently conducted or as proposed to be conducted, or (iii) challenging the validity or effectiveness of any of Zstar's, Apex's or Merger Sub's rights to use
Commercial Software Rights. To the knowledge of
Zstar, Apex or Merger Sub, there is no material unauthorized use, infringement or misappropriation of any of the Commercial Software Rights by Zstar, Apex or Merger Sub or any employee or former employee of Zstar, Apex or Merger Sub during the period of their employment. To the knowledge of Zstar, Apex and/or Merger Sub, no Commercial
Software Right is subject to any outstanding order, judgment, decree, stipulation or agreement restricting in any manner the use thereof by OnVantage.

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   3.12 Agreements, Contracts and
Commitments. Apex and/or Merger Sub do not
have, are not a party to nor are they bound by:

	(a) any collective bargaining
agreements,

	(b) any agreements that contain any
unpaid severance liabilities or obligations,

	(c) any bonus, deferred
compensation, incentive compensation, pension, profit-sharing or retirement plans, or any other employee benefit plans or arrangements,

	(d) any employment or consulting
agreement, contract or commitment with an employee or individual consultant or salesperson or consulting or sales agreement, contract or commitment with a firm or other organization, not terminable by Zstar, Apex or Merger Sub on thirty days notice without liability, except to the extent general principles of wrongful termination law may limit Zstar's, Apex's or Merger Sub's ability to terminate employees at will,

	(e) agreement or plan, including,
without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement,

	(f) any fidelity or surety bond or
completion bond,

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	(g) any lease of personal property
having a value individually in excess of $3,000,

	(h) any agreement of indemnification
or guaranty not entered into in the ordinary course of business,

	(i) any agreement, contract or
commitment containing any convenant limiting the freedom of Zstar, Apex or Merger Sub to engage in any line of business or compete with any person,

	(j) any agreement, contract or
commitment relating to capital expenditures and involving future obligations in excess of $3,000,

	(k) any agreement, contract or
commitment relating to the disposition or acquisition of assets not in the ordinary course of business or any ownership interest in any corporation, partnership, joint venture or other business enterprise,

	(l) any mortgages, indentures, loans
or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit, including guaranties referred to in clause (h) hereof,

	(m) any purchase order or contract
for the purchase of raw materials or acquisition of assets involving $3,000 or more in any single instance or $10,000 in the aggregate,

	(n) any construction contracts,

	(o) any distribution, joint marketing
or development agreement,

	(p) any other agreement, contract or
commitment which involves $3,000 or more and is not cancelable without penalty within thirty (30) days other than standard end-user licenses of Zstar's, Apex's or Merger Sub's products and services in the ordinary course of business consistent with past practice, or

						72

	(q) any agreement which is otherwise
material to Zstar's, Apex's or Merger Sub's
business.   Neither Zstar, Apex or Merger Sub has
breached, or received any claim or threat that it has breached, any of the terms or conditions of any agreement, contract or commitment to which it is bound (including those set forth in any of Zstar, Apex or Merger Sub Schedules) in such manner as would permit any other party to cancel or terminate the same. Each agreement, contract or commitment required to be set forth in any of Zstar, Apex or Merger Sub Schedules is in full force and effect
(assuming such agreement, contract or commitment has been duly authorized, executed and delivered by the other party or parties thereto) and, except as otherwise disclosed or defaults fully remedied or resolved, is not subject to any material default thereunder of which Zstar, Apex or Merger Sub has knowledge by any party obligated to Zstar, Apex or Merger Sub pursuant thereto.


   3.13 Interested Party Transactions. No
officer, director or stockholder of Zstar, Apex or Merger Sub (nor any sibling, descendant or spouse of any of such persons, or any trust, partnership, corporation or other entity in which any of such persons has or has had an interest), has or has had, directly or indirectly, (i) an interest in any entity which furnished or sold, or furnishes or sells, services or products which Zstar, Apex or Merger
Sub furnishes or sells, or proposes to furnish or sell, or (ii) any interest in any entity which purchases from or sells or furnishes to, Zstar, Apex or Merger
Sub, any goods or services, or (iii) a beneficial interest in any contract or agreement required to be set forth in Schedule 3.12; provided, that ownership of no more than one percent (1%) of the outstanding voting stock of a publicly traded corporation shall not be deemed an "interest in any entity" for purposes of this Section 3.13.

   3.14 Governmental Authorization. All
required and material federal, state, county, local and foreign government consents, licenses, permits, grants, or other authorization have been issued to Zstar, Apex or Merger Sub ("Government
Authorization"). All Government Authorization is in full force and effect and constitute all the authorizations required to permit Zstar, Apex or Merger Sub to operate or conduct its business or hold any interest in its properties.

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   3.15 Litigation. Neither Zstar, Apex nor
Merger Sub are a party to any legal proceedings nor has any knowledge of expected or threatened legal proceedings. For purposes of this provision, Zstar.
Apex or Merger Sub has knowledge of expected or threatened legal proceedings if an officer, director, shareholder, or employee of managerial or supervisory capacity, has such knowledge. Legal proceedings include, without limitation to geography, all lawsuits, demand for arbitration or mediation, and notices of adversarial administrative action. There is no judgment, decree or order enjoining Zstar, Apex or Merger Sub in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business of Zstar, Apex or Merger Sub.

   3.16 Accounts Receivable. All receivables of
Zstar, Apex or Merger Sub arose in the ordinary course of business at the aggregate amounts thereof, are collectible (except to the extent reserved against as reflected in Zstar's Financial Statements) and are carried at values determined in accordance with generally accepted accounting principles consistently applied. To the knowledge of Zstar, Apex and/or Merger Sub, none of the receivables of Zstar, Apex or Merger Sub is subject to any claim of offset, recoupment, setoff or counterclaim and there are no facts or circumstances (whether asserted or unasserted) that would give rise to any such claim. No receivables are contingent upon the performance by Zstar, Apex or Merger Sub of any obligation or contract except for Zstar's, Apex's or Merger Sub's maintenance obligations under its respective maintenance agreements (although no customer has claimed that Zstar, Apex or Merger
Sub has failed to perform its maintenance obligations). No person has any lien, charge, pledge, security interest or other encumbrance on any of such receivables and no agreement for deduction or discount has been made with respect to any of such receivables.

   3.17 Minute Books. The minute books of
Zstar, Apex and Merger Sub made available to counsel for OnVantage contain a complete and accurate summary of all meetings of directors and stockholders since the time of incorporation of each of Zstar, Apex and Merger Sub, and reflect all transactions referred to in such minutes accurately in all material respects.

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   3.18 Environmental and OSHA.

	(a) Hazardous Material. As of the
Closing, no material amount of any substance that is regulated by any Governmental Entity or that has been designated by any Governmental Entity to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, urea-formaldehyde and all substances listed pursuant to the United States
Comprehensive Environmental Response,
Compensation, and Liability Act of 1980, as amended from time to time, and the United States
Resource Recovery and Conservation Act of 1976, as amended from time to time, and the regulations and publications promulgated pursuant to said laws
(a "Hazardous Material"), is present, as a result of the actions of Zstar, Apex or Merger Sub (excluding failure of Zstar, Apex or Merger Sub to remediate the presence of a Hazardous Material resulting from the actions of any previous owner or occupier of Zstar, Apex or Merger Sub Property of which presence Zstar, Apex or Merger Sub does not have knowledge) in violation of any law in effect on or before the Closing Date, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that Zstar, Apex or Merger Sub or any of its past or present subsidiaries has at any time owned, operated, occupied or leased (collectively, "Zstar Property").
In any event, neither Zstar, Apex or Merger Sub knows of the presence of any Hazardous Material in, on or under any Zstar Property.

	(b) Hazardous Materials Activities.
At no time prior to the Closing has Zstar, Apex or Merger Sub transported, stored, used, manufactured, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Closing Date, nor has Zstar, Apex or Merger Sub disposed of, transferred, sold, or manufactured any product containing a Hazardous Material (collectively "Hazardous
Materials Activities") in violation of the Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery
Act of 1976, the Toxic Substances Control Act of
1976 and any other applicable state or federal acts
(including the rules and regulations thereunder) as in effect on or before the Closing Date.

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	(c) Permits. Zstar, Apex or Merger
Sub currently holds no environmental approvals, permits, licenses, clearances and consents and none are necessary for the conduct of Zstar's, Apex's or Merger Sub's activities and businesses that are currently being conducted.

   3.19 Brokers' and Finders' Fees. Except as set forth in Schedule 3.19, Zstar, Apex and/or
Merger Sub have not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

   3.20 Labor Matters. Zstar, Apex and Merger
Sub are in compliance in all material respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment and wages and hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practice. Neither Zstar, Apex or Merger Sub has received any notice from any Governmental Entity, and to the knowledge of Zstar, Apex or Merger Sub, there has not been asserted before any Governmental Entity, any claim, action or proceeding to which Zstar, Apex or Merger Sub is a party or involving Zstar, Apex or Merger Sub, and there is neither pending nor, to the knowledge of Zstar, Apex or Merger Sub, threatened any investigation or hearing concerning
Zstar, Apex or Merger Sub arising out of or based upon any such laws, regulations or practices. There are no pending claims against Zstar, Apex or Merger Sub under any workers compensation plan or policy or for long term disability. Zstar, Apex and Merger Sub have complied in all material respects with all applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 and have no obligations with respect to any former employees or qualifying beneficiaries thereunder. Schedule 3.20 lists all current executives of Zstar, Apex and Merger Sub and their current salary and vacation accruals.

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   3.21 Insurance. Zstar, Apex and Merger Sub
will provide access to OnVantage to all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, software errors and omissions, employees, officers and directors of Zstar, Apex and Merger Sub as well as all claims made under any insurance policy by Zstar, Apex or Merger Sub since June 17, 1998.
There is no claim by Zstar, Apex or Merger Sub pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums payable under all such policies and bonds have been paid and Zstar, Apex and Merger Sub are otherwise in compliance in all material respects with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). Such policies of insurance and bonds are of the type and in amounts customarily carried by persons conducting businesses similar to those of Zstar, Apex and Merger Sub. Neither Zstar, Apex or
Merger Sub knows of any threatened termination of or material premium increase with respect to any of such policies. Neither Zstar, Apex or Merger Sub has ever been denied insurance coverage nor has any insurance policy of Zstar, Apex or Merger Sub ever been canceled for any reason.

   3.22 Compliance with Laws. Zstar, Apex and
Merger Sub have complied in all material respects with, is not in violation in any material respect of, and has not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the conduct of their respective business, or the ownership or operation of its business, assets or properties.

   3.23 Complete Copies of Materials. Zstar,
Apex or Merger Sub have delivered or made available true and complete copies of each document (or summaries of same) which has been requested by OnVantage or its counsel.

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   3.24 Binding Agreements: No Default. Each
of the contracts, agreements and other instruments shown on the Exhibits and Schedules referred to in this Agreement to which Zstar, Apex or Merger Sub is a party is a legal, binding, and enforceable obligation by or against Zstar, Apex or Merger Sub
(assuming that such contracts, agreements and instruments are binding on all other parties thereto;
Zstar, Apex or Merger Sub has no knowledge that they are not) in accordance with its terms, and no party with whom Zstar, Apex or Merger Sub has an agreement or contract is, to Zstar's, Apex's or Merger Sub's knowledge, in default thereunder or has breached any material terms or provisions thereof (subject to all applicable bankruptcy, insolvency, reorganization and other laws applicable to creditors' rights and remedies and to the exercise of judicial discretion in accordance with general principles of equity).

   3.25 Proxy Statements. In the event a
shareholder meeting is required under Nevada or Delaware Law, the information supplied by Zstar, Apex or Merger Sub for inclusion in the proxy statement to be sent to the stockholders of Zstar, Apex or Merger Sub in connection with the meeting of their respective stockholders to consider the Merger and the other transactions contemplated hereby (the "Zstar Stockholders' Meetings") (such proxy statement as amended or supplemented is referred to herein as the "Proxy Statement") shall not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to Zstar, Apex and/or Merger Sub stockholders, at the time of Zstar Stockholders'
Meetings and at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or shall omit to state any material fact necessary in order to make the statements made therein not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for Zstar Stockholders' Meetings which has become false or misleading. If at any time prior to the Effective Time any event relating to Zstar, Apex or Merger Sub or any of its affiliates, officers or directors should be discovered by Zstar, Apex or Merger Sub which should be set forth in an amendment or a supplement to the Proxy Statement, Zstar, Apex or Merger Sub shall promptly inform
OnVantage. Notwithstanding the foregoing, Zstar,
Apex and Merger Sub make no representation or warranty with respect to any information supplied by OnVantage which is contained in any of the foregoing documents.

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   3.26 FIRPTA. Neither Zstar, Apex or
Merger Sub is, nor has not been at any time, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

   3.27 Employee Benefit Plans.

	(a) Zstar, Apex and Merger Sub will
provide OnVantage access to all employee benefit plans (as defined in Section 3(3) of the Employee
Retirement Income Security Act of 1974, as amended ("ERISA") and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements, and any current or former employment or executive compensation or severance agreements, written or otherwise, for the benefit of, or relating to, any employee of Zstar, Apex or Merger Sub, any trade or business (whether or not incorporated) which is a member or which is under common control with Zstar, Apex or Merger
Sub (an "ERISA Affiliate") within the meaning of
Section 414 of the Code, or any subsidiary of Zstar, Apex or Merger Sub (together, the "Employee
Plans").

	(b)  (I) None of the
Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable law, including but not limited to COBRA; (II) all Employee Plans are in compliance in all material respects with the requirements prescribed by any and all applicable statutes (including ERISA and the Code), orders, or governmental rules and regulations currently in effect with respect thereto
(including all applicable requirements for notification to participants or beneficiaries or the Department of Labor, Internal Revenue Service (the
"IRS") or Secretary of the Treasury), and Zstar, Apex and Merger Sub have performed in all material respects all obligations required to be performed by it under, is not in default under or violation of, and has no knowledge of any default or violation by any other party to, any of the Employee
Plans; (III) each Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code either has received a favorable determination letter with respect to each such Employee Plan from the IRS or still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such a determination letter and to make any amendments necessary to obtain a favorable determination; and
(IV) no Employee Plan is or within the prior six (6) years has been subject to, and neither Zstar, Apex or Merger Sub has incurred nor expect to incur any liability under, Title IV of ERISA or Section 412 of the Code and (V) nothing in any Employee Plan precludes or interferes with OnVantage's ability to cause Zstar, Apex or Merger Sub to terminate (or consolidate, at OnVantage's option) any Employee
Plan after the Closing; provided that (i) the Employee Plans may be terminated prospectively only, subject to rights accrued by OnVantage's employees at the time of such termination and (ii) not more than sixty days notice may be required to terminate certain Employee Plans.

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	(iii) None of the following
now exists or has existed within the six-year period ending on the date hereof with respect to any Employee Plan: (I) any act or omission by Zstar, Apex or Merger Sub constituting a violation of
Section 402, 403, 404 or 405 of ERISA; (II) any act or omission by Zstar, Apex or Merger Sub which constitutes a violation of Sections 406 and 407 of ERISA and is not exempted by Section 408 of ERISA or which constitutes a violation of Section
4975(c) of the Code and is not exempted by Section
4975(d) of the Code; (III) any act or omission by Zstar, Apex or Merger Sub constituting a violation of Section 503, 510 or 511 of ERISA; or (IV) any act or omission by Zstar, Apex or Merger Sub which could give rise to liability under Section 502 of ERISA or under Sections 4972 or 4975 through 4980 of the Code.

	(iv) Each Employee Plan has
been maintained in substantial compliance with its terms, and all contributions, premiums or other payments due from Zstar, Apex or Merger Sub or any of its subsidiaries to (or under) any such Employee Plan have been fully paid or adequately provided for on the audited Zstar Financial
Statements for the most recently-ended fiscal year.
All accruals thereon (including, where appropriate proportional accruals for partial periods) have been made in accordance with generally accepted accounting principles consistently applied on a reasonable basis. There has been no amendment, written interpretation or announcement (whether or not written) by Zstar, Apex or Merger Sub with respect to, or change in employee participation or coverage under, any Employee Plan that would increase materially the expense of maintaining such plans or arrangements, individually or in the aggregate, above the level of expense incurred with respect thereto for the most recently-ended fiscal year.

	(v) Zstar, Apex and Merger
Sub have made available to OnVantage complete, accurate and current copies of all Employee Plans and all amendments, documents, correspondence and filings relating thereto, including but not limited to any statements, filings, reports or returns filed with any governmental agency with respect to the Employee Plans at any time within the three-year period ending on the date hereof.

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   3.28 Representations Complete. None of the
representations or warranties made by Zstar, Apex or Merger Sub, nor any statement made in any Schedule, Exhibit or certificate furnished by Zstar, Apex or Merger Sub pursuant to this Agreement, when read in its entirety, contains or will contain any untrue statement of a material fact at the Effective Time, or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.


   3.29 Ownership of OnVantage Common
Stock. As of the date of execution of this Agreement, neither Zstar, Apex or Merger Sub owns any shares of OnVantage Common Stock.

                ARTICLE IV
    CONDUCT PRIOR TO THE EFFECTIVE TIME

   4.1 Conduct of Business of OnVantage.
During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, OnVantage agrees (except to the extent that Zstar shall otherwise consent in writing), to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use all reasonable efforts consistent with past practice and policies to preserve intact
OnVantage's present business organizations, keep available the services of its present officers and key employees and preserve their relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, to the end that OnVantage's goodwill and ongoing businesses shall be unimpaired at the Effective Time. OnVantage shall promptly notify
Zstar of any event or occurrence or emergency not, in the reasonable judgment of OnVantage, in the ordinary course of business of OnVantage, and any event which could, in the reasonable judgment of OnVantage, have a Material Adverse Effect on
OnVantage. Except as expressly contemplated by this Agreement or set forth in Schedule 4.1, OnVantage shall not, without the prior written consent of Zstar (such consent not to be unreasonably withheld):

						81

	(a) Except pursuant to existing
contractual provisions of options outstanding on the date hereof, accelerate, amend or change the period of exercisability of options or restricted stock granted under the employee stock plans of OnVantage or authorize cash payments in exchange for any options granted under any of such plans;

	(b) Enter into any commitment or
transaction not in the ordinary course of business (i) to be performed over a period longer than six (6) months in duration, or (ii) to purchase fixed assets for a purchase price in excess of $50,000;

	(c) Grant any severance or
termination pay (i) to any director or (ii) to any employee except (x) payments made pursuant to standard written agreements outstanding on the date hereof or (y) in the case of employees who are not officers, grants which are made in the ordinary course of business in accordance with OnVantage's standard past practices;

	(d) Except for licenses granted to
end-users pursuant to OnVantage's standard license agreements, transfer to any person or entity any rights to OnVantage's Intellectual Property;

	(e) Enter into or amend any
agreements pursuant to which any other party is granted exclusive marketing or other rights of any type or scope with respect to any products of OnVantage;

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	(f) Violate, amend or otherwise
modify the terms of any of the contracts or agreements required to be set forth in OnVantage
Schedules;

	(g) Commence any litigation;

	(h) Declare or pay any dividends on
or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of OnVantage, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares at cost in connection with any termination of service to OnVantage;

	(i) Issue, deliver or sell or authorize
or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities except for the issuance of shares of capital stock upon exercise of options outstanding on the date hereof;

	(j) Cause or permit any amendments
to its Articles of Incorporation or Bylaws;

	(k) Acquire or agree to acquire by
merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of OnVantage;

						83

	(l) Sell, lease, license or otherwise
dispose of any of its properties or assets which are material, individually or in the aggregate, to the business of OnVantage, except in the ordinary course of business;

	(m) Incur any indebtedness for
borrowed money or guarantee any such
indebtedness or issue or sell any debt securities of OnVantage or guarantee any debt securities of others;

	(n) Adopt or amend any employee
benefit plan, or enter into any employment contract, pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates of its employees;

	(o) Revalue any of its assets,
including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business;

	(p) Pay, discharge or satisfy in an
amount in excess of $50,000 in any one case any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in OnVantage
Financial Statements (or the notes thereto);

	(q) Make or change any material
election in respect of Taxes, adopt or change any accounting method in respect of Taxes, file any material Return or any amendment to a material
Return, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes; or

						84

	(r) Take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through (q) above, or any action which would make any of the representations or warranties or covenants of OnVantage contained in this Agreement materially untrue or incorrect.

   4.2 No Solicitation. Prior to the Effective
Time, OnVantage will not (nor will OnVantage permit any of OnVantage's officers, directors, stockholders affiliated with any officer or director or OnVantage's agents, representatives or affiliates
to) directly or indirectly, take any of the following actions with any party other than Zstar and its designees:

	(a) solicit, encourage, initiate or
participate in any negotiations or discussions with respect to, any offer or proposal to acquire all or substantially all of OnVantage's business and properties or capital stock whether by merger, purchase of assets, tender offer or otherwise,

	(b) except as required by law and
except for disclosures made to financial institutions and others in the ordinary course of business, disclose any information not customarily disclosed to any person other than its attorneys or financial advisors concerning OnVantage's business and properties or afford to any person or entity access to its properties, books or records, or

	(c) assist or cooperate with any
person to make any proposal to purchase all or any part of OnVantage's capital stock or assets, other than licensing of software in the ordinary course of business.

						85

   In the event OnVantage shall receive any offer or proposal, directly or indirectly, of the type referred to in clause (a) or (c) above, or any request for disclosure or access pursuant to clause (b) above, such party shall immediately inform Zstar as to any such offer or proposal and will cooperate with Zstar by furnishing any information it may reasonably request.

   4.3 Conduct of Business of Zstar, Apex and
Merger Sub. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective
Time, Zstar, Apex and Merger Sub agree (except to the extent that OnVantage shall otherwise consent in writing), to carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use all reasonable efforts consistent with past practice and policies to preserve intact Zstar's, Apex's and Merger Sub's present business organizations, keep available the services of their present officers and key employees and preserve their relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, to the end that Zstar's, Apex's and Merger Sub's goodwill and ongoing businesses shall be unimpaired at the Effective Time. Zstar, Apex and/or Merger Sub shall promptly notify
OnVantage of any event or occurrence or
emergency not, in the reasonable judgment of Zstar, Apex and/or Merger Sub, in the ordinary course of business of Zstar, Apex or Merger Sub, and any event which could, in the reasonable judgment of Zstar, Apex and/or Merger Sub, have a Material
Adverse Effect on Zstar, Apex or Merger Sub.
Except as expressly contemplated by this Agreement or set forth in Schedule 4.1, Zstar, Apex and/or Merger Sub shall not, without the prior written consent of OnVantage:

	(a) Except pursuant to existing
contractual provisions of options outstanding on the date hereof, accelerate, amend or change the period of exercisability of options or restricted stock granted under the employee stock plans of Zstar, Apex or Merger Sub or authorize cash payments in exchange for any options granted under any of such plans;

						86


	(b) Enter into any commitment or
transaction not in the ordinary course of business (i) to be performed over a period longer than six (6) months in duration, or (ii) to purchase fixed assets for a purchase price in excess of $5,000;

	(c) Grant any severance or
termination pay (i) to any director or (ii) to any employee except (x) payments made pursuant to standard written agreements outstanding on the date hereof or (y) in the case of employees who are not officers, grants which are made in the ordinary course of business in accordance with Zstar, Apex or Merger Sub standard past practices;

	(d) Except for licenses granted to
end-users pursuant to Zstar's, Apex's or Merger
Sub's standard license agreements, transfer to any person or entity any rights to Zstar Intellectual
Property;

	(e) Enter into or amend any
agreements pursuant to which any other party is granted exclusive marketing or other rights of any type or scope with respect to any products of Zstar, Apex or Merger Sub;

	(f) Violate, amend or otherwise
modify the terms of any of the contracts or agreements required to be set forth in Zstar, Apex or Merger Sub Schedules;

	(g) Commence any litigation;

						87

	(h) Declare or pay any dividends on
or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of Zstar, Apex or Merger Sub, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares at cost in connection with any termination of service to Zstar, Apex or Merger Sub;

	(i) Issue, deliver or sell or authorize
or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities except for the issuance of shares of capital stock upon exercise of options outstanding on the date hereof;

	(j) Cause or permit any amendments
to its Articles of Incorporation or Bylaws;

	(k) Acquire or agree to acquire by
merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Zstar, Apex or Merger Sub;

	(l) Sell, lease, license or otherwise
dispose of any of its properties or assets which are material, individually or in the aggregate, to the business of Zstar, Apex or Merger Sub, except in the ordinary course of business;

						88

	(m) Incur any indebtedness for
borrowed money or guarantee any such
indebtedness or issue or sell any debt securities of Zstar, Apex or Merger Sub or guarantee any debt securities of others;

	(n) Adopt or amend any employee
benefit plan, or enter into any employment contract, pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates of its employees;

	(o) Revalue any of its assets,
including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business;

	(p) Pay, discharge or satisfy in an
amount in excess of $10,000 in any one case any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against in Zstar Financial
Statements (or the notes thereto);

	(q) Make or change any material
election in respect of Taxes, adopt or change any accounting method in respect of Taxes, file any material Return or any amendment to a material
Return, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes; or

						89

	(r) Take, or agree in writing or otherwise to take, any of the actions described in Sections 4.3(a) through (q) above, or any action which would make any of the representations or warranties or covenants of Zstar, Apex or Merger Sub contained in this Agreement materially untrue or incorrect.

   4.4 No Solicitation. Prior to the Effective
Time, neither Zstar, Apex or Merger Sub will (nor will Zstar, Apex or Merger Sub permit any of Zstar's, Apex's or Merger Sub's officers, directors, stockholders affiliated with any officer or director or Zstar's, Apex's or Merger Sub's agents, representatives or affiliates to) directly or indirectly, take any of the following actions with any party other than OnVantage and its designees:

	(a) solicit, encourage, initiate or
participate in any negotiations or discussions with respect to, any offer or proposal to acquire all or substantially all of Zstar's, Apex's or Merger Sub's business and properties or capital stock whether by merger, purchase of assets, tender offer or otherwise,

	(b) except as required by law and
except for disclosures made to financial institutions and others in the ordinary course of business, disclose any information not customarily disclosed to any person other than its attorneys or financial advisors concerning Zstar's, Apex's or Merger
Sub's business and properties or afford to any person or entity access to its properties, books or records, or

	(c) assist or cooperate with any
person to make any proposal to purchase all or any part of Zstar's, Apex's or Merger Sub's capital stock or assets, other than licensing of software in the ordinary course of business.

						90

   In the event Zstar, Apex or Merger Sub shall receive any offer or proposal, directly or indirectly, of the type referred to in clause (a) or (c) above, or any request for disclosure or access pursuant to clause (b) above, such party shall immediately inform OnVantage as to any such offer or proposal and will cooperate with OnVantage by furnishing any information it may reasonably request.

                ARTICLE V
          ADDITIONAL AGREEMENTS

	Zstar and OnVantage shall make all necessary filings with respect to the Merger under the Securities Act and the Exchange Act and the rules and regulations thereunder, under applicable
Blue Sky or similar securities laws, rules and regulations and shall use all reasonable efforts required approvals and clearances with respect thereto.

   5.2 Information Statement.  Zstar shall
promptly after the date hereof take all action necessary in accordance with SEC and Nevada Law and its Articles of Incorporation and Bylaws to secure Zstar's Shareholders' consent. In connection with the Zstar Shareholders' consent, Zstar shall prepare and deliver to its shareholders an Information Statement. The Information Statement shall be subject to OnVantage's approval, which shall not be unreasonably withheld, and shall include the unanimous recommendation of the Board of Directors of Zstar in favor of (i) the Merger (ii) the increase in the number of authorized
Common Stock shares of Zstar to 100,000,000, (iii) the sale of Apex, at the board's discretion (iv) the adoption of a Zstar Stock Option Plan, (v) the authorization of an undesignated class of preferred stock, (vi) the redomestication of Zstar as a Delaware corporation, at the board's discretion,
(vii) the name change from Zstar to "OnVantage, Inc.". Zstar shall also provide information on the Private Placement Offering of 625,000 Units for
$3,750,000 (each Unit consisting of a share of stock and a warrant, such warrant having a mandatory conversion upon certain conditions) and the other transactions contemplated hereby, which recommendation shall not be changed.

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   5.3 Access to Information. Each party shall
afford the other parties and their accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to (a) all of its properties, books, contracts, commitments and records, and (b) all other information concerning the business, properties and personnel as such party may reasonably request. Each party agrees to provide to the other party and its accountants, counsel and other representatives copies of internal financial statements promptly upon request. No information or knowledge obtained in any investigation pursuant to this Section 5.3 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

   5.4 Confidentiality. From the date hereof to and including the Effective Time, the parties hereto shall maintain, and cause their directors, employees, agents and advisors to maintain, in confidence and not disclose or use for any purpose, except the evaluation of the transactions contemplated hereby and the accuracy of the respective representations and warranties of the parties hereto contained herein, information concerning the other parties hereto and obtained directly or indirectly from such parties, or their directors, employees, agents or advisors, except such information as is or becomes
(a) available to the non-disclosing party from third parties not subject to an undertaking of confidentiality or secrecy; (b) generally available to the public other than as a result of a breach by the non-disclosing party hereunder; or (c) required to be disclosed under applicable law; and except such information as was in the possession of such party prior to obtaining such information from such other party as to which the fact of prior possession such possessing party shall have the burden of proof. In the event that the transactions contemplated hereby shall not be consummated, all such information which shall be in writing shall be returned to the party furnishing the same, including to the extent reasonably practicable, copies or reproductions thereof which may have been prepared.

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   5.5 Expenses. Whether or not the Merger is
consummated, all expenses incurred in connection with the Merger and this Agreement ("Expenses") shall be the obligation of the party incurring such expenses except that extra-ordinary out-of-pocket expenses incurred by any party at another party's request in furtherance of such requesting party's due diligence efforts shall be borne by the requesting party. If the Merger shall be consummated, Zstar shall only be responsible for all Expenses incurred by any party.

   5.6 Public Disclosure. Unless otherwise
required by law, prior to the Effective Time no disclosure (whether or not in response to an inquiry) of the subject matter of this Agreement shall be made by any party hereto unless approved by Zstar and OnVantage prior to release, provided that such approval shall not be unnecessarily withheld, subject, in the case of Zstar, to Zstar's obligation to comply with applicable securities laws.

   5.7 Consents. Each of Zstar and OnVantage shall promptly apply for or otherwise seek, and use its best efforts to obtain, all consents and approvals required to be obtained by it for the consummation of the Merger, and each party shall use its best efforts to obtain all consents, waivers and approvals under any agreements, contracts, licenses or leases in order to preserve the benefits thereunder ; all of such consents and approvals are set forth in
Schedule 5.7.

						93

   5.8 Affiliate Agreements. Each party shall provide information and documents as the other party shall reasonably request for purposes of reviewing a list of "affiliates" of OnVantage or Zstar within the meaning of Rule 145 (each such person an "Affiliate") promulgated under the Securities Act ("Rule 145"). Each party shall use its best efforts to deliver or cause to be delivered to the other party, concurrently with the execution of this Agreement (and in any case prior to the Effective
Time) from each of the Affiliates of such party, an executed Affiliate Agreement in the form attached hereto as Exhibit 5.8. Zstar shall be entitled to place appropriate legends on the certificates evidencing any Zstar Common Stock to be received by such Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for Zstar Common Stock, consistent with the terms of such Affiliate
Agreements.

   5.9 Legal Requirements. Each of Zstar,
Apex, Merger Sub and OnVantage will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to any party hereto in connection with any such requirements imposed upon such other party in connection with the consummation of the transactions contemplated by this Agreement and will take all reasonable actions necessary to obtain
(and will cooperate with the other parties hereto in obtaining) any consent, approval, order or authorization of, or any registration, declaration or filing with, any Governmental Entity or other person, required to be obtained or made in connection with the taking of any action contemplated by this Agreement. The foregoing obligations shall not be construed to require any party to pay money or other consideration to stockholders of any party to undue influence such stockholders to vote in favor of the Merger and the transactions contemplated hereby.

   5.10 Blue Sky Laws. Zstar shall take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of Zstar
Common Stock pursuant hereto. OnVantage shall use its best efforts to assist Zstar as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable in connection with the issuance of Zstar Common
Stock pursuant hereto.

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   5.11 Best Efforts: Additional Documents and
Further Assurances. Each of the parties to this Agreement shall use its best efforts to effectuate the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to closing under this Agreement. Each party hereto, at the request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

   5.12 Stock Options
	(a) At the Effective Time, each
outstanding option to purchase shares of OnVantage
Common Stock (each a "OnVantage Option") whether or not under the OnVantage Stock Plan, whether vested or unvested, shall be, in connection with the Merger, assumed by Zstar. Each
OnVantage Option so assumed by Zstar under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in OnVantage Stock Plan and as provided in the respective option agreements immediately prior to the Effective Time, except that (i) such OnVantage
Option shall be exercisable only for that number of whole shares of Zstar Common Stock equal to the product of the number of shares of OnVantage
Common Stock that were issuable upon exercise of such OnVantage Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Zstar Common Stock, and (ii) the per share exercise price for the shares of Zstar Common
Stock issuable upon exercise of such assumed
OnVantage Option shall be equal to the quotient determined by dividing the exercise price per share of OnVantage Common Stock at which such OnVantage
Incentive Option was exercisable immediately prior to the Effective Time by the Exchange Ratio, rounded up to the nearest whole cent, all in accordance with the rules of Section 424(a) of the Code, and the regulations promulgated thereunder, and such rules shall apply even with respect to options that are not "incentive stock options" (within the meaning of Section 424 of the Code) and any further contingent rights to acquire equity securities of OnVantage shall continue to be rights to acquire equity securities of OnVantage or the Surviving Corporation, but not Zstar.

						95

	(b) It is the intention of the parties
that OnVantage Incentive Options assumed by Zstar qualify following the Effective Time as incentive stock options as defined in Section 422 of the Code to the extent OnVantage Incentive Options qualified as incentive stock options immediately prior to the Effective Time.

   5.13 Form S-8. Zstar will file a registration statement on Form S-8 for the Zstar Stock Plan and the outstanding OnVantage Common Stock Options
(that are eligible for registration on Form S-8) prior to the Closing.

   5.14 Credit for Time Employed. For
purposes of determining the eligibility of any OnVantage employee to receive benefits under any Zstar employee benefit plan, or for determining the amount or scope of any such benefit for which a OnVantage employee is eligible, the time such employee was employed by OnVantage shall be credited to such employee as if such employee had been employed by Zstar for such period; provided, however, that for purposes of Zstar's sabbatical program, no such credit shall be given. In addition, Zstar shall credit OnVantage employees with all vacation accrued as of the Closing Date.

               ARTICLE VI
         CONDITIONS TO THE MERGER

   6.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

	(a) Stockholder Approval. This
Agreement and the Merger and other transactions contemplated hereby (including without limitation any Employment Agreements) shall have been approved and adopted by the requisite vote of the stockholders of Zstar and/or OnVantage.

						96

	(b) No Injunctions or Restraints:
Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal.

   6.2 Additional Conditions to Obligations of
OnVantage. The obligations of OnVantage to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by OnVantage:

	(a) Representations, Warranties and
Covenants. The representations and warranties of Zstar, Apex and Merger Sub in this Agreement shall be true and correct in all material respects on and as of the Effective Time as though such representations and warranties were made on and as of such time and Zstar, Apex and Merger Sub shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Effective Time.

	(b) Certificate of Zstar. OnVantage
shall have been provided with a certificate executed on behalf of Zstar, Apex and Merger Sub by their respective Presidents and Chief Financial Officers or Treasurers to the effect that, as of the Effective
Time:

						97

		(i) all representations and
warranties made by Zstar, Apex and Merger Sub under this Agreement are true and complete in all material respects; and

		(ii) all covenants, obligations
and conditions of this Agreement to be performed by Zstar, Apex and Merger Sub on or before such date have been so performed in all material respects.

	(c) Satisfactory Form of Legal
Matters. The form, scope and substance of all legal matters and accountants contemplated hereby and all closing documents and other papers delivered hereunder shall be reasonably acceptable to counsel to OnVantage.

	(d) Legal Opinion. OnVantage shall
have received a legal opinion from Mound, Cotton and Wollan, counsel to Zstar, substantially in the form of Exhibit 6.2 hereto.


	(e) No Material Adverse Changes.
There shall not have occurred any event, fact or condition that has had or reasonably would be expected to have a Material Adverse Effect on Zstar, Apex or Merger Sub.

	(f) Zstar shareholders have approved
the Merger, such approval in compliance with all State and Federal laws;

						98

	(g) Zstar shareholders have approved
the increase in the number of authorized Common
Stock shares of Zstar to 100,000,000, such approval in compliance with all State and Federal laws, and said increase has been made effective;

	(h) Zstar shareholders have approved
the sale of Apex, at the board's discretion, such approval in compliance with all State and Federal laws, and at OnVantage's option, said spin-off has occurred;

	(i) Zstar shareholders have approved
the adoption of a Zstar Stock Plan, such approval in compliance with all State and Federal laws and said
Stock Plan has been made effective;

	(j) Zstar shareholders have approved
the authorization of an undesignated class of preferred stock, such approval in compliance with all State and Federal laws, and said class of stock has been made effective;

	(k) Zstar shareholders have approved
the redomestication of Zstar as a Delaware corporation, such approval is in compliance with all State and Federal laws, and at OnVantage's discretion, said redomestication has been made effective;

	(l) Zstar shareholders have approved
the name change from Zstar to "OnVantage, Inc.", such approval in compliance with all State and Federal laws, and said name change has been made effective;,

						99

	(m) Zstar has successfully made a
fully subscribed Private Placement Offering on the terms stated in its Schedule 14C "Information
Statement" to Zstar shareholders and in compliance with all State and Federal laws.;

	(n) Zstar has filed a registration
statement on Form S-8 for the Zstar Stock Plan and the outstanding OnVantage Common Stock Options
(that are eligible for registration on Form S-8) prior to the Closing.

   6.3 Additional Conditions to the Obligations of Zstar, Apex and Merger Sub. The obligations of
Zstar, Apex and Merger Sub to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Zstar:

	(a) Representations, Warranties and
Covenants. The representations and warranties of OnVantage in this Agreement shall be true and correct in all material respects on and as of the Effective Time as though such representations and warranties were made on and as of such time and OnVantage shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Effective Time. To the extent that, prior to the Effective Time, OnVantage delivers to Zstar in accordance with Section 9.1 a written statement (i) advising Zstar that an event (a "Post-Execution
Event") has occurred (specifying in reasonable detail such event) subsequent to the date of execution of this Agreement that would render any representation or warranty made by OnVantage in this Agreement untrue if such representation or warranty were made as of the Effective Time and
(ii) confirming that such representation or warranty was true as of the date of execution of this Agreement, and Zstar shall subsequently waive the failure to satisfy the condition set forth in Section
6.3(a) with respect to such representation or warranty, Zstar shall have no remedy in respect of such untrue representation or warranty.

						100

	(b) Certificate of OnVantage. Zstar
shall have been provided with a certificate executed on behalf of OnVantage by its President and Chief
Financial Officer to the effect that, as of the Effective Time:

		(i) all representations and
warranties made by OnVantage under this
Agreement are true and complete in all material respects; and

		(ii) all covenants, obligations
and conditions of this Agreement to be performed by OnVantage on or before such date have been so performed in all material respects.

	(c) Third Party Consents. Any and all
consents, waivers and approvals required from third parties relating to the contracts and agreements of OnVantage so that the Merger and other transactions contemplated hereby do not adversely affect the rights of, and benefits to, OnVantage thereunder shall have been obtained.

	(d) Satisfactory Form of Legal and
Accounting Matters. The form, scope and substance of all legal and accounting matters contemplated hereby and all closing documents and other papers delivered hereunder shall be reasonably acceptable to Zstar's counsel.

						101

	(e) Legal Opinion. Zstar shall have
received a legal opinion from Landrum & Company or Pillsbury Madison Sutro, legal counsel to OnVantage, in substantially the form of Exhibit
6.3(e) hereto.

	(f) No Material Adverse Changes.
There shall not have occurred any event, fact or condition which has had or reasonably would be expected to have a Material Adverse Effect on OnVantage.

	(g) Affiliate Agreement. Zstar shall
have received from each of the Affiliates of OnVantage an executed Affiliate Agreement which shall be in full force and effect.

	(h) Dissenters. The number of shares
of OnVantage Common Stock held by holders who either (i) have exercised appraisal rights or (ii) retain the ability to exercise such appraisal rights shall not exceed three percent (3%) of the outstanding OnVantage Common Stock.

	(i) Employment Agreements. The
Employment Agreements shall have been duly executed and delivered and shall be in full force and effect.

	(j) Section Intentionally Deleted.

	(k) Board Approval. The Board of
Directors of Zstar shall have approved the Merger and the terms of this Agreement.

						102

	(m) Proprietary Information
Agreement. Each current employee at OnVantage shall have executed a proprietary information agreement in the form attached hereto as Exhibit
6.3(n).

	(n) Accredited Investors. As of the
Effective Time, there shall be no more than thirty-five (35) stockholders who are not "accredited investors," as that term is defined in Regulation D promulgated under the Securities Act.

                ARTICLE VII
  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

   7.1  Survival of Representations and
Warranties. All covenants to be performed prior to the Effective Time, and all representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate at Closing, except for representations and warranties related to share ownership and share transfers shall survive the Merger. All covenants to be performed after the Effective Time shall continue indefinitely.

                ARTICLE VIII
       TERMINATION, AMENDMENT AND WAIVER

   8.1 Termination. This Agreement may be
terminated and the Merger abandoned at any time prior to the Effective Time:

	(a) by mutual consent of OnVantage
and Zstar;

	(b) by Zstar if Zstar, Apex and
Merger Sub are not in material breach of their obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of OnVantage and such breach has not been cured within fifteen (15) days after notice to OnVantage.

						103

	(c) by OnVantage if it is not in
material breach of its obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Zstar, Apex or Merger Sub and such breach has not been cured within 15 days after notice to Zstar;

	(d) by any party hereto if: (i) the
Closing has not occurred by August 15, 2000; (ii) there shall be a final nonappealable order of a federal or state court in effect preventing consummation of the Merger; (iii) there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any Governmental
Entity which would make consummation of the Merger illegal; or (iv) there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger by any Governmental
Entity, which would (A) prohibit Zstar's or OnVantage's ownership or operation of all or a material portion of the business of OnVantage or Zstar, or compel Zstar or OnVantage to dispose of or hold separate all or a material portion of the business or assets of OnVantage or Zstar as a result of the Merger or (B) render Zstar, Apex, Merger
Sub or OnVantage unable to consummate the Merger, except for any waiting period provisions.

   Where action is taken to terminate this
Agreement pursuant to this Section 8.1, it shall be sufficient for such action to be authorized by the Board of Directors (as applicable) of the party taking such action.

						104

   8.2 Effect of Termination. In the event of termination of this Agreement as provided in
Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Zstar, Apex, Merger Sub or OnVantage or their respective officers, directors or stockholders, except if such termination results from the breach by a party hereto of any of its representations, warranties, covenants or agreements set forth in this Agreement (it being understood that termination of this Agreement because of failure of OnVantage to satisfy the condition set forth in Section 6.3(a) as a result of the occurrence of a Post-Execution Event shall not be deemed to be a termination resulting from such a breach of representation or warranty.)

   8.3 Amendment. This Agreement may be
amended by the parties hereto at any time before or after approval of matters presented in connection with the Merger by the stockholders of those parties required by applicable law to so approve but, after any such stockholder approval, no amendment shall be made which by law requires the further approval of stockholders of a party without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

   8.4 Extension; Waiver. At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Waiver of any term or provision of this Agreement, or forbearance to enforce any term, provision or breach thereof, shall not constitute a waiver as to any subsequent breach or failure of the same term or provision or a waiver of any other term or provision.

						105

               ARTICLE IX
           GENERAL PROVISIONS

   9.1 Notices. All notices and other
communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via telecopy to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

	(a)  if to Zstar or Merger Sub, to:
   Zstar Enterprises, Inc.  ____________ ____________
   Attention: ________  Phone: ________ Fax: ________

with a copy at the same address to the attention of the General Counsel and with a copy to:

   MOUND, COTTON & WOLLAN
   Attention: ALBERT PINZON, ESQ.
   Phone: (212) 804-4207,  Fax: ________

	(b)  if to OnVantage, to:

   OnVantage, Inc.
   333 West Santa Clara Street, Suite 1000
   San Jose, California  95113

   with copies to:

   OnVantage Counsel
   LANDRUM & COMPANY
   Attention: JAY LANDRUM, ESQ.,
   Phone: 408-278-1600, Fax: 408-278-8608
   and
   PILLSBURY MADISON & SUTRO
   Attention: RICHARD BEBB, ESQ.,
   Phone: 650-233-4780, Fax: 650-233-4545


						106

   9.2 Interpretation. When a reference is made in this Agreement to Schedules or Exhibits, such reference shall be to a Schedule or Exhibit to this Agreement unless otherwise indicated. The words
"include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   9.3 Counterparts. This Agreement may be
executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

   9.4 Miscellaneous. This Agreement and the documents and instruments and other agreements among the parties hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder;
and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

   9.5 Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California . All parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California, agree to the venue of Santa
Clara County, California and further agree that service of documents commencing any suit therein may be made as provided in Section 9.1.

						107

   9.6 Attorneys' Fees. If any party to this Agreement brings an action against another party to this Agreement to enforce its rights under this Agreement, the prevailing party shall be entitled to recover its reasonable costs and expenses, including reasonable attorneys' fees and costs, incurred in connection with such action, including any appeal of such action.


   9.7 Arbitration. Except as otherwise
provided in Article VII, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in Santa Clara County, California in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

   9.8 Rules of Construction. The parties
hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

   IN WITNESS WHEREOF, Zstar, Apex,
Merger Sub, and OnVantage have caused this Agreement to be signed by themselves or their duly authorized respective officers, all as of the date first written above.

						108

				ZSTAR ENTERPRISES, INC.

				By:______________________________

				Its:


				APEX CANADIAN HOLIDAYS, LTD.

				By:______________________________

				Its:


				ZSTAR SUBSIDIARY, INC.

				By:______________________________

				Its:


				ONVANTAGE, INC.

				By:____________

				Its:



























						109



		    FIRST AMENDMENT TO
   AGREEMENT OF MERGER AND PLAN OF REORGANIZATION
			BY AND AMONG
   ZSTAR ENTERPRISES, INC., ZSTAR SUBSIDIARY, INC.,
  APEX CANADIAN HOLIDAYS, LTD., AND ONVANTAGE, INC.


   This FIRST AMENDMENT TO AGREEMENT OF MERGER AND
PLAN OF REORGANIZATION (the "Amendment") is made and entered into as of June 8, 2000 among Zstar
Enterprises, Inc., a Nevada corporation ("Zstar"),
Apex Canadian Holidays, Ltd., a British Columbia,
Canada corporation and wholly-owned subsidiary of Zstar ("Apex"), Zstar Subsidiary, Inc., a
Delaware Corporation and a wholly-owned subsidiary of Zstar ("Merger Sub"), and OnVantage, Inc., a
Delaware Corporation ("OnVantage").

                    RECITALS
   WHEREAS, an AGREEMENT OF MERGER AND PLAN OF
REORGANIZATION (the "Agreement") was made and entered into as of May 26, 2000 among Zstar, Apex, Merger Sub, and OnVantage
   WHEREAS, OnVantage, Zstar, Apex and
Merger Sub desire to modify certain Conditions to the Merger set forth in the Agreement.
   NOW, THEREFORE, in consideration of
the covenants, promises and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

	1. Article VI, Section 6.2(d) ("Legal Opinion") shall be deleted in its entirety.
	2. Article VI, Section 6.3(e) ("Legal Opinion") shall be deleted in its entirety.

   IN WITNESS WHEREOF, Zstar, Apex, Merger Sub, and
OnVantage have caused this Agreement to be signed by themselves or their duly authorized respective officers, all as of the date first written above.

						110

				ZSTAR ENTERPRISES, INC.

				By:______________________________

				Its:


				APEX CANADIAN HOLIDAYS, LTD.

				By:______________________________

				Its:


				ZSTAR SUBSIDIARY, INC.

				By:______________________________

				Its:


				ONVANTAGE, INC.

				By:____________

				Its:






    SUBSIDIARY STOCK PURCHASE AGREEMENT
                  AMONG
          ZSTAR ENTERPRISES, INC.
                   AND
        APEX CANADIAN HOLIDAYS, LTD.
                   AND
           MS. HALIUN HONGORZUL

           JUNE ________, 2000


   This Agreement is entered into on June
_________, 2000, by and among Ms. Haliun
Hongorzul, (the ABuyer@), and Zstar Enterprises, Inc., a Nevada Corporation (the ASeller@). The Buyer and the Sellers are referred to collectively herein as the "Parties."

						111

   The Seller owns all of the outstanding capital stock of Apex Canadian Holidays, Ltd., a wholly-owned subsidiary of the Seller incorporated under the laws of the Province of British Columbia (the
"Target").

   This Agreement contemplates a transaction in which the Buyer will purchase from the Seller, and the Seller will sell to the Buyer, all of the outstanding capital stock of the Target in return for the cancellation of a promissory note issued by the Seller and held by the Buyer.

   Now, therefore, in consideration of the
premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1.   Purchase and Sale of Target Shares.

   (a) Basic Transaction. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from each of the Seller, and the Seller agrees to sell to the Buyer, all of its Target
Shares for the consideration specified below in #1(b).

   (b) Consideration. The Buyer agrees to pay to the Seller at the Closing Date $_________________
(the APurchase Price@) by delivery and cancellation of the Promissory Note attached as Exhibit A hereto in the aggregate principal amount of
$_______________, [exact sum of Promissory Note], originally issued by the Seller and held by the Buyer.

						112

   (c) Additional Consideration to the Buyer. As part of the consideration given to the Buyer for the cancellation of the Promissory Note, the Seller will pay the Buyer $__________________, which constitutes the remaining sum in the Seller's corporate account at the Closing Date of this Agreement. See
#1(d) for a definition of the Closing Date

   (d) The Closing.  The closing of the
transaction  contemplated by this Agreement (the
AClosing@) shall take place at the offices of __________________________, on June ___, 2000
(the "Closing Date")

   (e) Deliveries at the Closing.  At the Closing,
(i) the Seller will deliver to the Buyer the various certificates, instruments, and documents referred to in #6(a) below, (ii) the Buyer will deliver to the Seller the various certificates, instruments, and documents referred to in #6(b) below, (iii) each of the Seller will deliver to the Buyer stock certificates representing all of his or its Target Shares, endorsed in blank or accompanied by duly executed assignment documents, and (iv) the Buyer will deliver to each of the Seller the consideration specified in #1(b) above.

2. Representations and Warranties Concerning the Transaction.

   (a) Representations and Warranties of the Seller. The Seller represents and warrants to the Buyer that the statements contained in this #2(a) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing
Date (as though made then and as though the Closing
Date were substituted for the date of this Agreement throughout this #2(a)) with respect to himself or itself, except as set forth in Annex I attached hereto.

						113

	(i) Organization of Seller.  The Seller
is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Nevada.

	(ii) Authorization of Transaction.  The
Seller has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions. The Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

	(iii) Target Shares.  The Seller holds
of record and owns beneficially the number of Target
Shares set forth next to its name, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Target (other than this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Target.

						114

   (b) Representations and Warranties of the Buyer. The Buyer represents and warrants to the Seller that the statements contained in this #2(b) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing
Date (as though made then and as though the Closing
Date were substituted for the date of this Agreement throughout this #2(b)), except as set forth in Annex II attached hereto.

	(i) Organization of the Buyer.

	(ii) Authorization of Transaction.  The
Buyer has full power and authority to execute and deliver this Agreement and to perform her obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

	(iii) Noncontravention.  Neither the
execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will [(A)] violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws [or
(B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject].

						115

	(iv) Brokers' Fees.  [The Buyer has no
liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Seller could become liable or obligated.]

	(v) Investment.  The Buyer is not
acquiring the Target Shares with a view to or for the sale in connection with any distribution thereof within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934. The Buyer (A) understands that the Target Shares have not been, and will not be, registered under the Securities Act of 1933, or under any state securities laws and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering; (B) is acquiring the Target Shares for her own account for investment purposes only; (C) is a sophisticated investor with knowledge and experience in business and financial matters; (D) has received certain information concerning the Seller and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Target Shares; (E) is able to bear the economic risk and lack of liquidity inherent in holding the Target Shares; and (F) is an Accredited
Investor.

3. Representations and Warranties Concerning the Target.

   The Seller represent and warrant to the Buyer that the statements contained in this #3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this #3, except as set forth in the disclosure schedule delivered by the Seller to the Buyer on the date hereof and initialed by the Parties
(the Disclosure Schedule). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this #3.

						116

   (a) Organization, Qualification, and
Corporate Power. The Target is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.
The Target is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of the Target. The Target has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. #3(a) of the Disclosure Schedule lists the directors and officers of Target.

   (b) Subsidiaries.  The Target has no
subsidiaries unless provided in #3(f) of the Disclosure
Schedule. Any representations and warranties applicable to the Target are equally applicable to any Subsidiaries of the Target. #3(f) sets forth for each Subsidiary of the Target (i) its name and jurisdiction of incorporation, (ii) the number of shares of authorized capital stock of each class of its capital stock, (iii) the number of issued and outstanding shares of each class of its capital stock, the names of the holders thereof, and the number of shares held by each such holder, and (iv) the number of shares of its capital stock held in treasury.

4.   Pre-Closing Covenants.

   The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

   (a) General. Each of the Parties will use his or its reasonable best efforts to take all action and to do all things necessary [, proper, or advisable] in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in #6 below).

						117

   (b) Notices and Consents. The Seller will cause the Target to give any notices to third parties, and will cause the Target to use its reasonable best efforts to obtain any third party consents, that the Buyer reasonably may request in connection with the matters referred to in #3(c) above. Each of the Parties will (and the Seller will cause the Target to) give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in #2(a)(ii), #2(b)(ii), and #3(c) above.
Without limiting the generality of the foregoing, each of the Parties will file (and the Seller will cause the Target to file) any Notification and Report Forms and related material that he or it may be required to file with the Federal Trade Commission and the Antitrust
Division of the United States Department of Justice under the Hart-Scott-Rodino Act, will use his or its reasonable best efforts to obtain (and the Seller will cause the Target to use its reasonable best efforts to obtain) a waiver from the applicable waiting period, and will make (and the Seller will cause the Target to make) any further filings pursuant thereto that may be necessary [, proper, or advisable] in connection therewith.

   (c) Operation of Business. The Seller will not cause or permit the Target to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Seller will not cause or permit the Target to (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock, (ii)
_____________, or (iii) otherwise engage in any practice, take any action, or enter into any transaction of the sort described in #3(h) above.

						118

   (d) Preservation of Business. The Seller will cause the Target to keep its business and properties substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

   (e) Full Access. The Seller will permit, and the
Seller will cause the Target to permit, representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Target to all premises, properties, personnel, books, records
(including tax records), contracts, and documents of or pertaining of the Target. The Buyer will treat and hold as such any Confidential Information it receives from the Seller, the Target, in the course of the reviews contemplated by this #4(e), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to the Seller, and the Target all tangible embodiments
(and all copies) of the Confidential Information which are in its possession.

   (f) Notice of Developments. The Seller will give prompt written notice to the Buyer of any material adverse development causing a breach of any of the representations and warranties in #3 above.
Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of his or its own representations and warranties in #2 above. No disclosure by any Party pursuant to this #4(f), however, shall be deemed to amend or supplement Annex I, Annex II, or the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

						119

   (g) Exclusivity.  The Seller will not (and the
Seller will not cause or permit the Target to) (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets of the Target (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Seller will vote its Target Shares in favor of any such acquisition structured as a merger, consolidation, or share exchange.

5.   Post-Closing Covenants.

   The Parties agree as follows with respect to the period following the Closing.

   (a) General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under #7 below). The Seller acknowledge and agree that from and after the Closing the Buyer will be entitled to possession of all documents, books, records (including tax records), agreements, and financial data of any sort relating to the Target.

						120

   (b) Transition. The Seller will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Target from maintaining the same business relationships with the Target after the Closing as it maintained with the Target prior to the Closing.

   (c) Confidentiality. The Seller will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the Buyer or destroy, at the request and option of the Buyer, all tangible embodiments (and all copies) of the Confidential Information which are in his or its possession. In the event that the Seller is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential
Information, that Seller will notify the Buyer promptly of the request or requirement so that the Buyer may seek an appropriate protective order or waive compliance with the provisions of this 5(d). If, in the absence of a protective order or the receipt of a waiver hereunder, the Seller is, on the advice of counsel, compelled to disclose any Confidential
Information to any tribunal or else stand liable for contempt, that Seller may disclose the Confidential
Information to the tribunal; provided, however, that the disclosing Seller shall use his or its reasonable best efforts to obtain, at the reasonable request of the Buyer, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Buyer shall designate.

6.   Conditions to Obligation to Close.

						120

   (a) Conditions to Obligation of the Buyer.
The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

	(i) the representations and warranties
set forth in #2(a) and #3 above shall be true and correct in all material respects at and as of the Closing
Date;

	(ii) the Seller shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

	(iii) the Target shall have procured all of the material third party consents specified in #4(b) above, all of the title insurance commitments, policies, and riders specified in #4(h) above, and all of the surveys specified in #4(i) above;

	(iv) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Buyer to own the Target Shares and to control the Target, or (D) affect materially and adversely the right of the Target to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

						121

	(v) the Seller shall have delivered to
the Buyer a certificate to the effect that each of the conditions specified above in #6(a)(i)-(iv) is satisfied in all respects;

	(vi) all applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino
Act shall have expired or otherwise been terminated and the Parties, the Target, shall have received all other material authorizations, consents, and approvals of governments and governmental agencies referred to in #2(a)(ii), #2(b)(ii), and #3(c) above;

	(vii) the relevant parties shall have
entered into side agreements in form and substance as set forth in Exhibits C-1 through C- attached hereto and the same shall be in full force and effect;

	(viii) the Buyer shall have received the resignations, effective as of the Closing, of each director and officer of the Target; and

	(ix) all actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

   The Buyer may waive any condition specified in this 6(a) if it executes a writing so stating at or prior to the Closing.

						122

   (b) Conditions to Obligation of the Seller. The obligation of the Seller to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

	(i) the representations and warranties
set forth in #2(b) above shall be true and correct in all material respects at and as of the Closing Date;

	(ii) the Buyer shall have performed and
complied with all of its covenants hereunder in all material respects through the Closing;

	(iii) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

	(iv) the Buyer shall have delivered to
the Seller a certificate to the effect that each of the conditions specified above in #6(b)(i)-(iii) is satisfied in all respects;

	(v) all applicable waiting periods (and
any extensions thereof) under the Hart-Scott-Rodino
Act shall have expired or otherwise been terminated and the Parties, the Target, shall have received all other material authorizations, consents, and approvals of governments and governmental agencies referred to in #2(a)(ii), #2(b)(ii), and #3(c) above;

						123

	(vi) the relevant parties shall have
entered into side agreements in form and substance as set forth in Exhibits C-, C-, ... and C and the same shall be in full force and effect;

	(vii) all actions to be taken by the
Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Requisite Seller.

	The Requisite Seller may waive any
condition specified in this #6(b) if they execute a writing so stating at or prior to the Closing.

7.   Termination.

   (a) Termination of Agreement. The Buyer and the Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

   (b) Effect of Termination. If any Party terminates this Agreement pursuant to #7(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in #5(e) above shall survive termination.

						124

8.   Miscellaneous.

   (a) No Third-Party Beneficiaries.  This
Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

   (b) Entire Agreement.  This Agreement
(including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

   (c) Succession and Assignment.  This
Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Buyer and the Requisite
Seller; provided, however, that the Buyer may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases the Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

   (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

   (e) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

						125

   (f) Notices.   All notices, requests, demands,
claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

	If to the Seller:
	Copy to:

	If to the Buyer:

	Copy to:

   Any Party may send any notice, request,
demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any
Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other
Parties notice in the manner herein set forth.

   (g) Governing Law.   This Agreement shall be
governed by and construed in accordance with the
domestic laws of the State of _____________ without
giving effect to any choice or conflict of law provision
or rule (whether of the State of _____________ or any
other jurisdiction) that would cause the application of
the laws of any jurisdiction other than the State of
_____________.

						126

   (h) Amendments and Waivers.  No
amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Requisite Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

   (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

   (j) Expenses. Each of the Parties, the Target will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Seller agrees that the Target has borne or will bear any of the Seller's costs and expenses
(including any of their legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

   (k) Construction.  The Parties have
participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

						127

   (l) Incorporation of Exhibits, Annexes, and
Schedules. The Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

   IN WITNESS WHEREOF, the Parties hereto
have executed this Agreement on the date first above written.

BUYER

By:__________________________________________________

Title:_______________________________________________


ZSTAR ENTERPRISES, INC.

By:__________________________________________________

Title:_______________________________________________


















						128

















             EXHIBIT 3


      CERTIFICATE OF MERGER

                OF

        [ZSTAR SUBSIDIARY]

               AND

         ONVANTAGE, INC.


	It is hereby certified that:
1. The constituent business corporations participating in the merger herein certified are:

	(i) [Zstar Subsidiary], which is incorporated under the laws of the State of Delaware; and

	(ii) OnVantage, Inc., which is also incorporated under the laws of the State of Delaware.

2.     A Plan and Agreement of Merger has
been approved, adopted, certified, executed and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of
Section 251 of the General Corporation Law of the
State of Delaware, to wit, by [Zstar Subsidiary] and OnVantage, Inc., and in the same manner as is provided in Section 251 of the General Corporation
Law of the State of Delaware.

						129

3. The name of the surviving corporation in the merger herein certified is OnVantage, Inc., which will continue its existence as said surviving corporation under its present name, upon the effective date of said merger pursuant to the provisions of Sections 251 and 259 of the General Corporation Law of the State of Delaware.

4.     The certificate of incorporation of
OnVantage, Inc., as now in force and effect, shall continue to be the certificate of incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General
Corporation Law of the State of Delaware.

5.     The executed Plan and Agreement of
Merger between the aforesaid constituent corporations will be furnished by the aforesaid surviving corporation, on request and without cost, to any stockholder of the aforesaid constituent corporations.

6.     The executed Plan and Agreement of
Merger between the aforesaid constituent
corporations is on file at an office of the aforesaid
surviving corporation, the address of which is as
follows:
          __________________
	    __________________
	    __________________

7.     The authorized capital stock of the
surviving corporation, OnVantage, Inc., is
20,190,000 shares of common stock at a par value of $______ per share

8.     The authorized capital stock of the
non-surviving corporation, [Zstar Subsidiary],
Inc., is ________________ shares of common stock, par value of $_____ per share.

						130

9.     The aforesaid surviving corporation
does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following as the address to which a copy of such process shall be mailed by the Secretary of State of the State of
Delaware:


          OnVantage, Inc.
	    c/o The Corporation Company
          1013 Centre Road
          Wilmington, Delaware 19805


10.  	  The Plan and Agreement of Merger
between the aforesaid constituent corporations provides that the merger herein certified shall be effective on May ___, 2000.
Dated: May ___, 2000

					OnVantage, Inc.

                              By:
                                   President


                              [Zstar Subsidiary]



                              By:
					     President





             EXHIBIT 4


         OnVantage, Inc.
2000 Omnibus Equity Incentive Plan

(Adopted by the Board of Directors on_______________, 2000)

						131


		TABLE OF CONTENTS
                             					Page

1. Establishment and Purpose					5

2. Definitions						            	5
 "Affiliate"  						            	5
 "Award"							                 	5
 "Board of Directors"					      	5
 "Change in Control"					       	5
 "Code"							                  	6
 "Committee"						              	6
 "Common-Law Employee"						     6
 "Company"							               	6
 "Consultant"						             	6
 "Exchange Act"						           	6
 "Exercise Price"						         	6
 "Fair Market Value"				       		7
 "Incentive Stock Option"				   	7
 "Key Contributor"					         	7
 "Nonstatutory Stock Option"					7
 "Option"								                7
 "Optionee"							              	7
 "Outside Director"					        	8
 "Parent"							                	8
 "Participant"					            		8
 "Plan"							                  	8
 "Purchase Price"						         	8
 "Restricted Share"					        	8
 "Restricted Share
  Purchase Agreement "	         	8
 "Securities Act"				         			8
 "Service"						               		8
 "Share"							                 	8
 "Stock"							                 	9
 "Stock Appreciation Right"				 	9
 "Stock Appreciation
  Rights Agreement"	           		9
 "Stock Option Agreement"				   	9
 "Stock Purchase Agreement"				 	9
 "Stock Unit"						             	9
 "Stock Unit Agreement"					    	9
 "Subsidiary"						             	9
 "Ten Percent Stockholder"				  	9
 "Total and
  Permanent Disability"			     	10

3. Administration.					        	10
 3.1 Committee Procedures     		10
 3.2 Committee Responsibilities	10

4. Eligibility.					          		12
 4.1 General Rule   					      	12
 4.2 Outside Directors					    	12
 4.3 Limitation on Grants				  	12
 4.4 Ten Percent Stockholders			12

						132


5. Stock Subject Plan.					    	12
 5.1 Basic Limitation    				  	12
 5.2 Annual Increase in Shares		12
 5.3 Additional Shares			      	13
 5.4 Dividend Equivalents			  		13

6. Restricted Shares.					     	13
 6.1 Restricted Share
     Purchase Agreement	      		13
 6.2 Payment for Awards					   	13
 6.3 Vesting						             	14
 6.4 Voting and
     Dividend Rights	        			14

7. Other Terms and Conditions of Awards Other
   than Options.               	14
 7.1 Duration of Offers and Nontransferability of
     Rights   					           		14
 7.2 Purchase Price					       	14
 7.3 Withholding Taxes					    	14
 7.4 Restrictions on
     Transfer of Shares		      	14

8. Terms and
   Conditions of Options.		   		15
 8.1 Stock Option
     Agreement              				15
 8.2 Number of Shares				     		15
 8.3 Exercise Price					       	15
 8.4 Withholding Taxes					    	15
 8.5 Exercisability and Term				15
 8.6 Nontransferability						   16
 8.7 Exercise of Options Upon Termination of
     Service					             		16
 8.8 Leaves of Absence				    		16
 8.9 No Rights as a Stockholder	16
 8.10 Modification, Extension and Renewal of
 Options  							              	17
 8.11 Restrictions on Transfer of Shares
      							                  	17
 8.12 Buyout Provisions					   	17

						133

9. Payment For Shares.				   		17
 9.1 General Rule   						     17
 9.2 Surrender of Stock						  17
 9.3 Services Rendered					   	17
 9.4 Cashless Exercise						   18
 9.5 Exercise/Pledge						     18
 9.6 Promissory Note						     18
 9.7 Other Forms of Payment		 	18

10. Stock Appreciation Rights		18
 10.1 Stock Appreciation
      Rights Agreement       		18
 10.2 Number of Shares					   	18
 10.3 Exercise Price					     	19
 10.4 Exercisability and Term		19
 10.5 Exercise of Stock
      Appreciation Rights    		19
 10.6 Modification or
      Assumption of Stock
      Appreciation Rights						19

11. Stock Units.		        					20
 11.1 Stock Unit Agreement  			20
 11.2 Payment for Awards				  	20
 11.3 Vesting Conditions				  	20
 11.4 Voting and
      Dividend Rights				      20
 11.5 Form and Time of Settlement of Stock
      Units                    20
 11.6 Death of Recipient			  		21
 11.7 Rights as Creditor				  	21

12. Protection Against
    Dilutin                    21
 12.1 Adjustments    					    	21
 12.2 Dissolution or
      Liquidation		          		22
 12.3 Reorganizations					    	22
 12.4 Reservation of Rights				22

13. Deferral of Awards			   			22

14. Awards Under Other Plans			23

15. Payment of
    Director's Fees.       				23
 15.1 Effective Date 					    	23
 15.2 Elections to Receive Nonstatutory Stock
      Options, Restricted Shares
      or Stock Units         		23
 15.3 Number and Terms of Nonstatutory Stock
      Options, Restricted Shares
      or Stock Units         		24

						134

16. Effect of Change in
    Control	                  	24

17. Legal and
    Regulatory Requirements	  	24

18. Withholding Taxes.		   				24
 18.1 General	   					        	24
 18.2 Share Withholding					  	24

19. Limitation on
    Parachute Payments.       	25
 19.1 Scope of Limitation	 				25
 19.2 Basic Rule						        	25
 19.3 Reduction of Payments				25
 19.4 Overpayments and
      Underpayments	         		26
 19.5 Related Corporations					26

20. No Employment Rights  					26

21. Duration and Amendments.			26
 21.1 Term of the Plan		    			26
 21.2 Right To Amend or
      Terminate the Plan	     	26
 21.3 Effect of Amendment
      or Termination        			26

22. Execution						           	27



                 OnVantage, Inc.
2000 Omnibus Equity Incentive Plan
(Adopted by the Board of Directors on_______________, 2000)

1. Establishment and Purpose. The Plan was adopted by the Board of Directors effective _______________, 2000. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside
Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside
Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside
Directors and Consultants directly to stockholder interests through increased stock ownership. The
Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may be Incentive
Stock Options or Nonstatutory Stock Options) or
Stoc  k Appreciation Rights.

						135

2.     Definitions.

	"Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

	"Award" shall mean any award of an Option, a Stock
Appreciation Right, a Restricted Share or a Stock Unit under the Plan.

	"Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

	"Change in Control" shall mean the occurrence of either of the following events:

		(i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

			(A)  Had been directors of the Company twenty-four
(24) months prior to such change; or

			(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

		(ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) who, by the acquisition or aggregation of securities, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing
 20% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of direc-tors
 (the "Base Capital Stock"); except that
 any change in the relative beneficial
 ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's owner-ship of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company. For purposes of this Subsec- tion (ii), the term "person" shall not include an employee benefit plan maintained by the Company.

						136

	"Code" shall mean the Internal Revenue Code of 1986, as amended.

	"Committee" shall mean the committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The
Committee shall have membership composition which enables the Options or other rights granted under the Plan to qualify for exemption under Rule 16b-3 with respect to persons who are subject to Section 16 of the Exchange Act.

	"Common-Law Employee" shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or a Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Common-Law Employee for that period, even if any person, court or government agency determines, retroactively, that such individual is or was a Common-Law
Employee during all or any portion of that period.

	"Company" shall mean OnVantage, Inc., a Delaware corporation.

	"Consultant" shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor.

	"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

	"Exercise Price" shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise
Price," in the case of a Stock Appreciation Right, shall mean an amount, as specified in the applicable Stock Appreciation Rights Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such Stock Appreciation Rights.

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	"Fair Market Value" shall mean (i) the closing price of
a Share on the principal exchange on which the Shares are trading, on the date on which the Fair Market
Value is determined (if Fair Market Value is determined on a date the principal exchange is closed, Fair Market Value shall be determined on the last immediately preceding trading day), or
(ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq National Market or a successor quotation system, the closing price on the date on which the Fair Market Value is determined, or (iii) if the Shares are not traded on an exchange or quoted on the Nasdaq National
Market or a successor quotation system, the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

	"Grantee" shall mean the recipient of Stock Grant.

	"Incentive Stock Option" shall mean an incentive stock option described in section 422 of the Code.

	"Key Contributor" shall mean (i) any individual who is a Common-Law Employee, (ii) a member of the Board of Directors, including, without limitation, an Outside Director, (iii) a member of the board of directors of a Subsidiary, or (iv) a Consultant.
Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or a Consultant shall be considered employment for all purposes of the Plan.

	"Nonstatutory Stock Option" shall mean a stock option that is not an Incentive Stock Option.

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	"Notice of Stock Option Grant" shall mean a
notification delivered to an Optionee setting forth the nature of the Optionee's Option, the number of Shares subject to the Option, the Exercise Price and other terms and conditions of the Option.

	"Option" shall mean an Incentive Stock Option or Nonstatutory Stock Option granted under the Plan and entitling the holder to purchase Shares.

	"Optionee" shall mean an individual or estate who holds an Option.

	"Outside Director" shall mean a member of the Board of Directors
who is not a Common-Law Employee of the	Company or of a Subsidiary.

	"Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that becomes a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

	"Participant" shall mean an individual or estate who holds an Award.

	"Plan" shall mean this 2000 Omnibus Equity Incentive
Plan of OnVantage, Inc., as amended from time to time.

	"Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

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	"Restricted Share" shall mean a Share awarded under the Plan.

	"Restricted Share Purchase Agreement " shall mean the agreement between the Company and the Grantee of Restricted Shares which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

	"Securities Act" means the Securities Act of 1933, as amended.

	"Service" shall mean service as a Key Contributor.

	"Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable);

	"Shares" shall mean more than one share of Stock.

	"Stock" shall mean the Common Stock of the Company.

	"Stock Appreciation Right" shall mean a stock appreciation right granted under the Plan.

	"Stock Appreciation Rights Agreement" shall mean the agreement between the Company and a Grantee which contains the terms, conditions and restrictions pertaining to his or her Stock
Appreciation Rights.

	"Stock Grant" shall mean an Award other than an Option.

	"Stock Option Agreement" shall mean the agreement between the Company and an Optionee consisting of a Notice of Stock
Option Grant and the Stock Option Agreement
Terms and Conditions, which sets forth the number of Shares subject to the Option, the Exercise Price and other terms, conditions and restrictions pertaining to his or her Option.

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	"Stock Purchase Agreement" shall mean the agreement between
the Company and Grantee who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

	"Stock Unit" shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

	"Stock Unit Agreement" shall mean the agreement between the Company and the Grantee of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

	"Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that becomes a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

	"Ten Percent Stockholder" shall mean a Key Contributor who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company.
In determining stock ownership, a Key Contributor shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

	"Outstanding stock" shall include all stock actually issued and outstanding immediately after the Award, but shall not include stock authorized for issuance under outstanding options held by the Key Contributor or by any other person.

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	"Total and Permanent Disability" shall mean a Key Contributor's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months.

	3.     Administration.

	3.1 Committee Procedures. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board of Directors. The Board of Directors shall designate one of the members of the Committee as chair-man. The Committee may hold meetings at such times and places as it shall determine.
The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

	3.2 Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

		(i)       To interpret the Plan and apply its provisions;

		(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

		(iii) To authorize any person to execute, on behalf of the Company, any instrument, document or agreement required to carry out the purposes of the Plan;

		(iv) To determine the Fair Market Value of Shares and when and to whom Awards are made;

		(v) To select Grantees, Optionees and other recipients of Awards;

						143

		(vi) To determine the number of Shares to be offered to each Grantee or to be made subject to each Option;

		(vii) To prescribe the terms and conditions of each Award, including, without limitation, the Purchase Price, the vesting of the Award, including the acceleration of the vesting of such Award, and to specify the provisions of the Stock
      Purchase Agreement relating to such Award or sale;

		(viii)    To prescribe the terms and conditions of each
	Option, including, without limitation, the Exercise Price, the exercisability, vesting or duration of the Option, including the
	acceleration of exercisability or vesting of the Option, to
      determine whether such Option is to be classified as an Incentive
	Stock Option or as a Nonstatutory Stock Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

		(ix)      To amend any outstanding Stock Purchase
	Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Grantee or Optionee who entered into such agreement;

		(x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;

		(xi) To determine the disposition of each Option or other right under the Plan in the event of an Optionee's or Grantee's divorce or dissolution of marriage;

						144

		(xii) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

		(xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Option
	Agreement or any Stock Purchase Agreement; and

		(xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.
	Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Grantees, Optionees and other recipients of Awards, and all persons deriving their rights from an Grantee, Optionee or other recipient of an Award. No member of the Committee shall be liable for any action that in good faith has been taken or not taken with respect to the Plan, any Award or Option, or any right to acquire Shares under the Plan.

	4.     Eligibility.

	4.1 General Rule. Key Contributors shall be eligible for Awards of Restricted Shares, Stock Units, Nonstatutory Stock Options or Stock Appreciation Rights; only Common-Law Employees shall be eligible for Awards of Incentive Stock Options.

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	4.2    Outside Directors.  Any other provision of the Plan
notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

		(i)       Outside Directors shall only
     be eligible for Awards of Restricted Shares, Stock Units, Nonstatutory Stock Options and Stock Appreciation Rights.

		(ii)      The Exercise Price of all
     Nonstatutory Stock Options granted to an Outside Director under this Section 4.2 shall be equal to one hundred percent (100%) of the Fair Market Value of Shares subject to the Option on the date of grant. The
     Exercise Price will be payable in one of the forms described in Sections 9.1, 9.2 or 9.3.

		(iii)     All Nonstatutory Stock
     Options granted to an Outside Director
     under this Section 4.2 shall terminate on the earliest of (A) the tenth anniversary of the date of grant of such Options or (B) the date twelve (12) months after the termination of such Outside Director's Service for any reason.

	4.3 Limitation on Grants. No Key Contributor shall be granted Options to purchase more than one million (1,000,000)
Shares in any fiscal year of the Company.

	4.4 Ten Percent Stockholders. Ten Percent Stockholders shall not be eligible for an award of Incentive Stock Options unless such Award satisfies the requirements of Section 422(c)(6) of the Code.

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	5.     Stock Subject Plan.

	5.1 Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares.
The maximum aggregate number of Options, Stock Appreciation Rights, Stock Units and
Restricted Shares awarded under the Plan shall not exceed five million (5,000,000) Shares, plus the additional Shares described in Sections 5.2 and 5.3. The limitation of this Section 5.1 shall be subject to adjustment pursuant to Section 12.

	5.2 Annual Increase in Shares. As of January 1 of each year, commencing with the year 2001, the aggregate number of Options, Stock Appreciation Rights, Stock Units and
Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (i) 2,000,000 Shares, (ii) five percent (5%) of the outstanding shares on such date or (iii) a lesser amount determined by the Board of Directors. The aggregate number of Shares which may be issued under the Plan shall at all times be subject to adjustment pursuant to
Section 16.  The number of Shares which are
subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

	5.3 Additional Shares. If Shares issued upon the exercise of Options are forfeited, such Shares shall again become available for Awards under the Plan. If Stock
Units, Options or Stock Appreciation Rights are forfeited or terminate for any reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5.1 and the balance shall again become available for Awards under the Plan. If Stock Appreciation Rights are exercised, then only the number of Shares (if any) actually issued in settlement of such Stock
Appreciation Rights shall reduce the number available under Section 5.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of Incentive
Stock Options shall not be increased when Shares are forfeited.

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	5.4    Dividend Equivalents.  Any dividend
equivalents paid or credited under the Plan shall not be applied against the number of Restricted
Shares, Stock Units, Options or Stock Appreciation
Rights available for Awards, whether or not such dividend equivalents are con verted into Stock Units.

	6.     Restricted Shares.

	6.1    Restricted Share Purchase Agreement.
Each Award of Restricted Shares under the Plan shall be evidenced by a Restricted Share Purchase
Agreement between the recipient and the
Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Purchase Agreements entered into under the Plan need not be identical.

	6.2    Payment for Awards.  Subject to the
following sentence, an Award of Restricted Shares may be made for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Com mittee may determine.

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	6.3    Vesting.  Each Award of Restricted Shares
may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share
Purchase Agreement.  The Committee may
include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equals or exceeds a target determined in advance by the Committee.
Such performance shall be determined by the Company's independent auditors. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall determine such target not later than the 90th day of such period. In no event shall the number of Restricted Shares which are subject to performance based vesting conditions exceed
1,000,000, subject to adjustment in accordance with Section 16. A Restricted Share Purchase
Agreement may provide for accelerated vesting in the event of the Participant's death, Total and Permanent Disability or retirement or other events.

	6.4    Voting and Dividend Rights.  The holders of
Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Share Purchase Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Restricted
Shares with respect to which the dividends were paid.

	7. Other Terms and Conditions of Awards Other than Options.

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	7.1    Duration of Offers and Nontransferability
of Rights.  Any right to acquire Shares under the Plan
(other than an Option) shall automatically expire if not exercised within thirty (30) days after the grant of such right was communicated to the Grantee by the Committee. Such right shall not be transferable and shall be exercisable only by the Grantee to whom such right was granted.

	7.2 Purchase Price. The Purchase Price shall be payable in one of the forms described in Sections 9.1, 9.2 or 9.3.

	7.3    Withholding Taxes.  As a condition to
the purchase of Shares, the Grantee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

	7.4 Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

	8.     Terms and Conditions of Options.

	8.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option
Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option
Agreement shall specify whether the Option is an Incentive Stock Option or a Nonstatutory Stock
Option.  The provisions of the various Stock
Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in an Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise
Price.

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	8.2    Number of Shares.  Each Stock Option
Agreement shall specify the number of Shares subject to the Option and shall provide for the adjustment of such number in accordance with Section 12. Options granted to an Optionee in a single fiscal year of the Company shall not be for more than one million
(1,000,000) Shares.

	8.3    Exercise Price.  Each Stock Option
Agreement shall specify the Exercise Price as determined by the Committee in accordance with this Section 8.3. For Nonstatutory Stock Options, the Exercise Price shall be not less than 85% of Fair
Market Value.  The Exercise Price of an Incentive Stock
Option shall not be less than 100% of the Fair Market
Value of a Share on the date of grant (110% for a Ten Percent Stockholder). The Exercise Price shall be payable in one of the forms described in
Section 9.

	8.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise.
The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares upon exercise of an Option.

	8.5    Exercisability and Term.  Each Stock Option
Agreement shall specify the date when all or any installment of the Option is to become exercisable and the term of the Option which shall not exceed ten
(10) years from the date of grant (five (5) years for Ten Percent Stockholder). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term upon the termination of the Optionee's Service. Options may be awarded in combination with Stock Appreciation Rights, and such an Award may provide that the Options will not be exercisable unless the related Stock
Appreciation Rights are forfeited.  The
Committee, in its sole discretion, shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire in accordance with this Section 8.5.

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	8.6    Nontransferability.  During an Optionee's
lifetime, his or her Option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, his Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

	8.7    Exercise of Options Upon Termination of
Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service and the extent to which any executor or administrator of the Optionee's estate or any other person who has acquired the Option directly from the Optionee by bequest or inheritance shall have the right to exercise the Option. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

	8.8    Leaves of Absence.  A Key Contributor's
Service shall cease when such Key Contributor ceases to be actively employed by, or a consultant or adviser to, the Company (or any Subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when a Key Contributor takes a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave of absence provide for continued service crediting, or when continued service crediting is required by applicable law. For purposes of determining whether an Option is entitled to treatment as an Incentive Stock Option, a Key Contributor's
Service will be treated as terminating ninety (90) days after such Key Contributor began the leave of absence, unless such Key Contributor's right to return to active work is guaranteed by law or contract. A Key Contributor's Service terminates in any event when the approved leave of absence ends, unless such Key Contributor immediately returns to active work. The Company shall determine which leaves of absence count toward
Service, and when Service terminates for all purposes under the Plan.

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	8.9    No Rights as a Stockholder.  An Optionee,
or a transferee of an Option, shall have no rights as a stockholder of the Company with respect to any Shares subject to the Option until the Optionee has exercised the Option in accordance with the Stock Option Agreement and paid the Exercise Price. No adjustments shall be made for dividends declared or other rights arising as of a record date if the applicable record date occurs before the Optionee's exercise of the Option and payment of the Exercise Price, except as provided in Section 12.

	8.10   Modification, Extension and Renewal of
Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall impair the Optionee's rights or increase the Optionee's obligations under such Option without the consent of the Optionee.

	8.11   Restrictions on Transfer of Shares.
Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option
Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

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	8.12   Buyout Provisions.  The Committee may
at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

	9.     Payment For Shares.

	9.1 General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Sections 9.2 through 9.7 below.

	9.2 Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment of the Exercise
Price may be made by surrendering, or attesting to the ownership of, Shares which have been owned by the Optionee or his representative for more than twelve (12) months. The Shares which have been owned by the Optionee shall be valued at their Fair Market Value on the date the new Shares are acquired under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

	9.3 Services Rendered. At the discretion of the Committee, an Award of Shares may be made under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the Award. If an Award of Shares is made in consideration of services rendered, the Committee shall determine (at the time of the Award) the value of the services rendered by the Grantee and whether the consideration satisfies the requirements of Section 6.2.

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	9.4    Cashless Exercise.  To the extent that a
Stock Option Agreement so provides, payment may be made delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell
Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

	9.5    Exercise/Pledge. To the extent that a
Stock Option Agreement so provides, payment may be made by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise
Price.

	9.6    Promissory Note.  To the extent that a
Stock Option Agreement so provides, payment may be made by delivering (on a form prescribed by the Company) a full-recourse promissory note; provided, the par value of the Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

	9.7 Other Forms of Payment. To the extent that a Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

	10.    Stock Appreciation Rights.

	10.1   Stock Appreciation Rights
Agreement. Each Award of Stock Appreciation Rights under the Plan shall be evidenced by a Stock
Appreciation Rights Agreement between the
Grantee and the Company.  Such Stock
Appreciation Rights Agreement shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various
Stock Appreciation Rights Agreements entered into under the Plan need not be identical. Stock
Appreciation Rights may be awarded in consideration of a reduction in the Grantee's other compensation.

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	10.2   Number of Shares.  Each Stock Appreciation
Rights Agreement shall specify the number of Shares to which the Stock Appreciation Rights pertain and shall provide for the adjustment of such number in accordance with Section 12. Stock Appreciation
Rights granted to any Grantee in a single calendar year shall in no event pertain to more than one million (1,000,000) Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Section 12.

	10.3   Exercise Price.  Each Stock Appreciation
Rights Agreement shall specify the Exercise Price.
A Stock Appreciation Rights Agreement may specify an
Exercise Price that varies in accordance with a predetermined formula while the Stock
Appreciation Rights Agreement is outstanding.

	10.4   Exercisability and Term.  Each Stock
Appreciation Rights Agreement shall specify the date when all or any installment of the Stock
Appreciation Rights are to become exercisable.
The Stock Appreciation Rights Agreement shall also specify the term of the Stock Appreciation
Rights. A Stock Appreciation Rights Agreement may provide for accelerated exercisability the Grantee's death, disability or retirement or other events and may provide for expiration prior to the end of its term upon the termination of the Grantee's Service. Stock
Appreciation Rights may be awarded in
combination with Options, and such an Award may provide that the Stock Appreciation Rights will not be exercisable unless the related Options are forfeited. Stock Appreciation Rights may be included in an Incentive Stock Option only at the time of grant but may be included in a Nonstatutory Stock Option at the time of grant or thereafter. Stock Appreciation Rights granted under the Plan may provide for exercisability only in the event of a Change in Control.

						156

	10.5   Exercise of Stock Appreciation
Rights.  Upon exercise of Stock Appreciation Rights, the
Grantee (or any person having the right to exercise the Stock Appreciation Rights after his or her death) shall receive from the Company
(a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of Stock
Appreciation Rights shall, in the aggregate, be equal to the amount by which the Fair Market
Value (on the date of surrender) of the Shares subject to the Stock Appreciation Rights exceeds the Exercise Price. If, on the date when Stock
Appreciation Rights expire, the Exercise Price under such Stock Appreciation Rights is less than the Fair Market Value of the Shares on such date and a portion of such Stock Appreciation Rights has not been exercised or surrendered, then such Stock Appreciation Rights shall automatically be deemed to be exercised as of such date with resp ect to such portion.

	10.6   Modification or Assumption of Stock
Appreciation Rights. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Stock Appreciation Rights or may accept the cancellation of outstanding Stock
Appreciation Rights (whether granted by the Company or by another issuer) in return for the grant of new Stock Appreciation Rights for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of Stock
Appreciation Rights shall, without the consent of the Grantee, alter or impair his or her rights or obligations under such Stock Appreciation Rights.

	11.    Stock Units.

	11.1   Stock Unit Agreement.  Each Award of
Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be awarded in consideration of a reduction in the recipient's other compensation.

						157

	11.2   Payment for Awards.  To the extent
that an Award is granted in the form of Stock
Units, no cash consideration shall be required of the Award recipient.

	11.3   Vesting Conditions.  Each Award of Stock
Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for acceleratedvesting in the event of the Participant's death, disability or retirement or other events.

	11.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, Stock
Unit awarded under the Plan may, at the
Committee's discretion, carry with it a right to dividend equivalents, which will entitle the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or any combination of cash and Shares, as determined by the Committee. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock
Unit s to which they attach.

	11.5   Form and Time of Settlement of
Stock Units. Settlement of vested Stock Units may be made in the form of cash, Shares or any combination of cash and Shares, as determined by the Committee.
The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include
(without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

						158

	11.6   Death of Recipient.  Any Award of Stock
Units that becomes payable after the Participant's death shall be distributed to the Participant's beneficiary or beneficiaries. Each Participant of an Award of Stock Units under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant's death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then any Award of Stock
Units that becomes payable after the Participant's death shall be distributed to the Participant's estate.

	11.7   Rights as Creditor.  A holder of
Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

	12.    Protection Against Dilution.

	12.1   Adjustments.  In the event of a
subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding
Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:
     		(i)       The number of Options,
     Stock Appreciation Rights, Restricted
     Shares and Stock Units available for future
     Awards under Section 5;

						159


		(ii)      The limitations set forth in
     Sections 8.2 and 10.2;

		(iii)     The number of NSOs to be
     granted to Outside Directors under
     Section 4.2;

		(iv)      The number of Shares
     covered by each outstanding Option and
     Award of Stock Appreciation Rights;

		(v)       The Exercise Price under
     each outstanding Option and Award of
     Stock Appreciation Rights; or

		(vi)      The number of Stock Units
     included in any prior Award which has not yet been settled.

Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

	12.2   Dissolution or Liquidation.  To the
extent not previously exercised or settled, Options, Stock Appreciation Rights and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

						160

	12.3   Reorganizations.  If the Company is a
party to a merger or other reorganization, outstanding
Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for one or more of the following, in all cases without the consent of the Optionee, Grantee or other
Part icipant being required:

		(i)       The continuation of the
     outstanding Awards by the Company, if the Company is a surviving corporation;

		(ii)      The assumption of the
     outstanding Awards by the surviving
     corporation or its parent or subsidiary;

		(iii)     The substitution by the
     surviving corporation or its parent or
     subsidiary of its own awards for the
     outstanding Awards;

		(iv)      Full exercisability and/or
     vesting and or accelerated expiration of the outstanding Awards; or

		(v)       Settlement of the full value of
     the outstanding Awards in cash or cash
     equivalents followed by cancellation of such Awards.

	12.4   Reservation of Rights.  Except as
provided in this Section 12, an Optionee or Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to issue or sell any shares of stock of any class, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

						161

	13.    Deferral of Awards.  The Committee
(in its sole discretion) may permit or require a Participant to:

		(i)       Have cash that otherwise
     would be paid to such Participant as a result of the exercise of Stock Appreciation Rights or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

		(ii)      Have Shares that otherwise
     would be delivered to such Participant as a result of the exercise of an Option or Stock
     Appreciation Rights converted into an equal number of Stock Units; or

		(iii)     Have Shares that otherwise
     would be delivered to such Participant as a result of the exercise of an Option or Stock
     Appreciation Rights or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

						162

	14.    Awards Under Other Plans.  The
Company may grant awards under other
plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such
Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock
Units and shall, when issued, reduce the number of Shares available under Section 5.

	15.    Payment of Director's Fees.

	15.1   Effective Date.  No provision of this
Section 15 shall be effective unless and until the Board of Directors has determined to implement such provision.

	15.2   Elections to Receive Nonstatutory
Stock Options, Restricted Shares or Stock Units.
An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, Nonstatutory Stock Options, Restricted Shares or
Stock Units, or a combination thereof, as determined by the Board of Directors. Such
Nonstatutory Stock Options, Restricted Shares and Stock Units shall be issued under the Plan.
An election under this Section 15 must be made before the Outside Director has rendered the services giving rise to such payments and/or fees, and shall be filed with the Company on the prescribed form.

	15.3   Number and Terms of Nonstatutory
Stock Options, Restricted Shares or Stock Units.
The number of Nonstatutory Stock Options,
Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board of Directors. The terms of such Nonstatutory Stock Options, Restricted Shares or
Stock Units shall also be determined by the Board of Directors.

						163

	16.    Effect of Change in Control.  The
Committee may determine, at the time of
making an Award or thereafter, that all or part of such Award shall become vested and/or exercisable upon a Change in Control. If, however, the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial accounting purposes, and if such transaction in fact is so treated, then the acceleration of vesting and/or exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting. In the case of an Incentive Stock Option, the acceleration of exercisability shall not occur without the Optionee's written consent.

	17.    Legal and Regulatory Requirements.
Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained such approvals or favorable rulings from such governmental agency as the Company determines to be necessary or advisable.

	18.    Withholding Taxes.

	18.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

						164

	18.2   Share Withholding.  The Committee may
permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired.
Such Shares shall be valued at their Fair Market
Value on the date when taxes otherwise would be withheld in cash.

	19.    Limitation on Parachute Payments.

	19.1   Scope of Limitation.  This Section 19
shall apply to any Award unless the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall not be subject to this Section 19. If this
Section 19 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

	19.2 Basic Rule. If the independent auditors most recently selected by the Board of Directors (the
"Auditors") determine that any payment, transfer or acceleration of vesting or exercisability by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this
Section 19, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of
Section 280G of the Code.

						165

	19.3   Reduction of Payments.  If the Auditors
determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice.
If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 19, the present value of Payments shall be determined in accordance with Section 280G(d)(4) of the Code.
All determinations made by the Auditors under this Section 19 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

						166

	19.4   Overpayments and Underpayments.  As a
result of uncertainty in the application of
Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an
"Overpayment") or that additional Payments that will not have been made by the Company that could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code.

	19.5   Related Corporations.  For purposes of this
Section 19, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

	20.    No Employment Rights.  No provision of the
Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain a Key Contributor. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

						167

	21.    Duration and Amendments.

	21.1 Term of the Plan. The Plan shall terminate automatically ten (10) years after its adoption and may be terminated on any earlier date pursuant to Section 21.2 below.

	21.2   Right To Amend or Terminate the
Plan. The Board of Directors may amend the Plan at any time and from time to time. Except as otherwise set forth in Section 12, rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the person to whom the Award was granted. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

	21.3   Effect of Amendment or	Termination.  No Shares
shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Award granted prior
to such termination. Except as otherwise set forth in
Section 12, the termination of the Plan, or any amendment
thereof, shall not affect any Share previously
issued or any Award previously made under the
Plan            .

	22. Execution. To record the adoption of the Plan by the Board of Directors effective as of _______________, 2000, the Company has caused its authorized officer to execute the same.

                                   168

					ONVANTAGE, INC.


                              By:


					Its:







                         EXHIBIT 10



LOAN AGREEMENT


THIS AGREEMENT (the "Agreement") is
made and entered into effective as of June 2, 2000, by and between OnVantage, Inc., a Delaware corporation with its principal place of business at 333 W. Santa
Clara St. 1000 San Jose, CA 95113 (the "Company") and Zstar Enterprises, Inc., a Nevada corporation with its principal place of business at 595 Burrad Street, Suite 3000, Vancouver, BC V7X 1L4 (the "Lender").

A.   Pursuant to a Term Sheet dated May 16,
2000, a copy of which is attached hereto as Exhibit A
(the "Term Sheet"), it is contemplated that the Lender will acquire the total capital stock of the Company (the
"Proposed Transaction").

B.   The Term Sheet provides that as soon as
practicable following execution of the Term Sheet or, if required, approval by IPO Capital Corp., the Lender shall issue the Company a loan in the amount of up to US $3,750,000, consisting of an initial loan of $750,000 on June 2, 2000 and subsequent loans in amounts reasonably approved by IPO Capital Corp.
pursuant to an agreed upon budget of the Company.

						169

C.   As contemplated in the Term Sheet, the
Lender desires to make such loan to the Company on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the
foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Purchase of Convertible Promissory
          Notes.  Upon the terms and subject to
          the conditions set forth in this
          Agreement, the Company agrees to
          issue to the Lender, and the Lender
          agrees to purchase from the Company,
          convertible promissory notes ("Notes")
          in the form attached hereto as Exhibit
          B, with the initial Note in the principal amount of Seven Hundred Fifty
          Thousand U.S. Dollars (US $750,000).
          Such initial Note purchase shall be
          made upon execution of this Agreement
          by the Lender and the delivery to the
          Company of immediately available
          funds in the principal amount of the
          Note.  The principal amount of each
          Note to be purchased pursuant to this
          Agreement shall be as requested from
          time to time by the Company, provided
          that the aggregate amount of all Notes
          purchased pursuant to this Agreement
          shall not exceed the maximum amount
          to be loaned as provided above.  Each
          Note shall bear simple interest from the date of payment by the Lender of the principal amount thereof at 10% per annum. Payments of interests shall be due on such dates as are specified in the Notes. All of the Notes shall be due and payable in full on December 31, 2002 ("Maturity Date"). The Company shall have the right to prepay the Notes, in whole or in part, at any time or from time to time, on three (3) days' prior written notice to the Lender, without premium or penalty.

						170

          2.   Grant of Security Interest. In order to
          secure the full and timely payment of its obligations under the Notes, the
          Company hereby grants the Lender a
          security interest (the "Security
          Interest") in all of the assets of the
          Company (the "Collateral").  The
          Company agrees to execute and file
          such financing statements and to take
          such other action as may be requested
          by the Lender from time to time to
          perfect and or continue its Security
          Interest in the Collateral. In the event of any default by the Company under the Notes, the Lender shall be entitled to such remedies as are available to it as a secured creditor under the
          Commercial Code of the State of
          California, as in effect at such time.
          This pledge of Collateral shall continue until the repayment of all obligations owing under the Notes, at which time the Lender shall promptly deliver to the Company the canceled Notes.

	    3.   Conversion.

               	(a)  Right of Conversion. At the
               time of the Closing Date of the
               Merger Agreement between the
               Company, Zstar Subsidiary
               ("Merger Sub") and Lender
               ("Merger Agreement"), the
               unpaid principal balance of the
               Promissory Notes shall convert
               (the "Conversion") into shares
               of common stock of the
               Company ("Shares").  Upon
               such Conversion, all interest
               due on the unpaid principal shall
               be cancelled and forgiven.


						171

             	(b)  Terms of Conversion.
               	(1) The conversion rate (the
               "Conversion Rate") for the
		   Promissory Note(s)shall equal up
		   to 16.5% of the total capital stock
               of the Maker, which percentage of
		   capital stock computed as follows:
		   (i) the total amount loaned under
               the outstanding Promissory Notes
		   (ii) divided by $3,750,000,
               (iii) with such result multiplied
		    by 16.5%. Upon such Conversion,
                all interest due on the unpaid
		    principal shall be cancelled and
		    forgiven.


               	(2) Upon Closing of the Merger Agreement,
 		   the Lender shall surrender any Promissory
		   Notes to the Company, accompanied by written
               notice of its intention to exercise the
		   Conversion, which notice shall set forth the principal amount of all Promissory Notes to be converted ("Notice of Conversion"). Within ten (10) business days of the Company's receipt of the Notice of Conversion and Promissory Notes, the Company shall deliver or cause to be delivered to the Lender, written confirmation that the Shares have been issued in the name of the Lender.

               	(3) Upon the Conversion, there shall be
                corresponding one-for-one share adjustment within the Merger Agreement, such that as a result of the Conversion, Lender's and the
		    Company shareholders' percentages of ownership resulting after both the Conversion and Closing of the Merger Agreement shall not vary from the
		    relative ownership positions if the Merger Agreement
                were closed without such Conversion.

						172

               	(4) The Lender shall cooperate with the Company to
		   promptly take any and all additional actions required pursuant to the terms and conditions of the Lender's Certificate of Incorporation and Bylaws, and in accordance with the Nevada Corporation Code, to make the Lender a stockholder of the Company.

              	(5) The Lender shall at all times take any and all
		  additional actions as are necessary to maintain
              the required authority to issue the Shares to the Lender, in the event of the Conversion.

           	  	(c)  Adjustment for Reorganizations, Mergers,
			Etc.
               If any capital reorganization or
               reclassification of the Common
               Stock, or consolidation or
               merger of the company with
               another corporation, or the sale
               of all or substantially all of its
               assets to another corporation,
               shall be effected in such a way
               that holders of Common Stock
               shall be entitled to receive
               stock, securities or assets with
               respect to or in exchange for
               Common Stock, adequate
               provision shall be made
               whereby the holder of the Notes
               shall thereafter have the right to
               receive upon the basis and upon
               the terms and conditions
               specified herein and in lieu of
               the Common Stock immediately
               theretofore receivable upon the
               conversion of the Notes, such
               shares of stock, securities or
               assets as may be issued or
               payable with respect to or in
               exchange for a number of
               outstanding shares of such
               Common Stock equal to the
               number theretofore receivable
               upon the conversion of the
               Notes had such reorganization,
               reclassification, consolidation,
               merger or sale not taken place,
               and in any such case
               appropriate provision shall be
               made with respect to the rights
               and interests of such holder to
               the end that the provisions
               hereof shall thereafter be
               applicable, as nearly as may be
               practicable, in relation to any
               shares of stock, securities or
               assets thereafter receivable
               upon the conversion of the
               Notes.

						173

          4.   Representations and Warranties of the
          Company.  The Company represents
          and Warrants to the Lender as follows:

               (a)  Organization.  The Company is
               a corporation duly organized,
               validly existing and in good
               standing under the laws of the
               State of Delaware and has the
               requisite corporate power and
               authority to own, lease or
               operate its properties and to
               carry on its business as it is now
               being conducted and as it is
               proposed to be conducted.

               (b)  Authorization.  The Company
               has the corporate power and
               authority to execute and deliver
               this Agreement and the Notes
               and to perform its obligations
               hereunder and thereunder,
               including the issuance of the
               Notes and the Common Stock
               issuable thereunder (the
               AConversion Securities@).  This
               Agreement and the Notes have
               been duly executed and
               delivered by authorized officers
               of the Company, are valid and
               binding agreements on the part
               of the Company and are
               enforceable against the
               Company in accordance with
               their respective terms, except as
               the enforceability thereof may
               be limited by bankruptcy,
               insolvency, moratorium,
               reorganization or other similar
               laws affecting the enforcement
               of creditors rights generally and
               to judicial limitations on the
               enforcement of the remedy of
               specific performance and other
               equitable remedies.  All
               corporate action necessary for
               reservation and issuance of the
               Conversion Securities has been
               taken.  The Conversion
               Securities, when issued
               pursuant to the terms of this
               Agreement and the Notes, will
               be duly authorized, validly
               issued, fully paid and
               nonassessable,  free and clear of
               any and all liens, charges,
               claims, encumbrances and
               preemptive rights.

						174

               (c)  No Violation.  Neither the
               execution and delivery of this
               Agreement or the Notes by the
               Company, nor the performance
               by the Company of its
               obligations hereunder or
               thereunder, nor the
               consummation of the
               transactions contemplated
               hereby or thereby will: (i)
               conflict with or result in any
               breach of any provision of the
               Articles of Incorporation or
               Bylaws of the Company; (ii)
               result in a default (or give rise
               to any right of termination,
               cancellation or acceleration)
               under any of the terms,
               conditions or provisions of any
               note, lease, mortgage, license,
               agreement or other instrument
               or obligation to which the
               Company is a party or by which
               any of its assets may be bound,
               except for such defaults (or
               rights of termination,
               cancellation or acceleration) as
               to which requisite waivers or
               consents have been obtained or
               which, in the aggregate, would
               not result in a material adverse
               effect on the Company; (iii)
               violate any order, writ,
               injunction, decree, statute, rule
               or regulation applicable to the
               Company or any of its assets,
               except for violations which
               would not result in a material
               adverse effect on the Company;
               (iv) require the approval or
               consent of any governmental
               agency or other person or
               entity, which has not or will not
               be obtained; or (v) result in the
               creation or imposition of any
               liens, charges or encumbrances
               upon any assets of the
               Company.

						175

          5.   Representations and Warranties of the
          Lender.  The Lender represents and
          warrants to the Company as follows:

               (a)  Investment Representations.

                    (i)  The Notes are being purchased for
                    investment for such Lender's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. The Lender understands
			  that neither the Notes nor the Conversion
                    Securities have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws by reason of
			  their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws and that the reliance of the Company and others upon these exemptions is predicated in part upon this
			  representation by the Lender. The Lender further understands that neither the Notes nor the Conversion Securities have been registered under the securities laws of any other
			  jurisdiction, including Canada, British Columbia or the Yukon Territory. The Lender further understands that the Notes and the Conversion
			  Securities may not be transferred or resold without registration under the Securities Act and any applicable state securities laws, or pursuant to an exemption from the requirements
			  of the Securities Act and applicable state
                    securities laws.

                    (ii) The Lender's principal place of business is
                    located at the address set forth above in this
                    Agreement.  The Lender qualifies as an
                    Aaccredited investor,"as defined in Rule 501 of
                    Regulation D under the Securities Act.  The
                    Lender acknowledges that the Company has
                    made available to such Lender at a reasonable
                    time prior to the execution of this Agreement
			                 the opportunity to ask questions and receive
                    answers concerning the business, operations and
                    financial condition of the Company and the
                    terms and conditions of the sale of securities
                    contemplated by this Agreement and to
                    obtain any additional information requested
                    by such Lender.  The Lender is able to bear
                    the loss of its entire investment in the Notes
                    and the Conversion Securities and has such
                    knowledge and experience of financial
                    and business matters that it is capable of
                    evaluating the merits and risks of the
                    investment to be made pursuant to this
                    Agreement.  However, neither the foregoing
                    nor any other due diligence investigation
                    conducted by the Lender or on its behalf
                    shall limit, modify or affect the
                    representations and warranties of the
                    Company set forth in this Agreement or the
                    right of the Lender to rely thereon.

						176

               (b)  Organization.  The Lender is a
               corporation duly organized,
               validly existing and in good
               standing under the laws of
               Nevada and has the requisite
               corporate power and authority
               to own, lease or operate its
               properties and to carry on its
               business as it is now being
               conducted and as it is proposed
               to be conducted.

               (c)  Authorization.  The Lender has
               the corporate power and
               authority to execute and deliver
               this Agreement and to perform
               its obligations hereunder.  This
               Agreement has been duly
               authorized by all necessary
               corporate action on behalf of
               the Lender, has been duly
               executed and delivered by
               authorized officers of the
               Lender, is a valid and binding
               agreement on the part of the
               Lender and is enforceable
               against the Lender in
               accordance with its terms,
               except as the enforceability
               thereof may be limited by
               bankruptcy, insolvency,
               moratorium, reorganization or
               other similar laws affecting the
               enforcement of creditors rights
               generally and to judicial
               limitations on the enforcement
               of the remedy of specific
               performance and other equitable
               remedies.

						177

               (d)  No Violation.  Neither the
               execution and delivery of this
               Agreement, nor the
               performance by the Lender of
               its obligations hereunder, nor
               the consummation of the
               transactions contemplated
               hereby will: (i) conflict with or
               result in any breach of any
               provision of the charter
               documents of the Lender; (ii)
               result in a default (or give rise
               to any right of termination,
               cancellation or acceleration)
               under any of the terms,
               conditions or provisions of any
               note, lease, mortgage, license,
               agreement or other instrument
               or obligation to which the
               Lender is a party or by which
               any of its assets may be bound,
               except for such defaults (or
               rights of termination,
               cancellation or acceleration) as
               to which requisite waivers or
               consents have been obtained or
               which, in the aggregate, would
               not result in a material adverse
               effect on the Lender; (iii)
               violate any order, writ,
               injunction, decree, statute, rule
               or regulation applicable to the
               Lender or any of its assets,
               except for violations which
               would not result in a material
               adverse effect on the Company;
               (iv) require the approval or
               consent of any governmental
               agency or other person or
               entity, including the Canadian
               Venture Exchange, which has
               not or will not be obtained; or
               (v) result in the creation or
               imposition of any liens, charges
               or encumbrances upon any
               assets of the Lender.

						178

		6. Miscellaneous.

               (a)  This Agreement and the rights
               and obligations of the parties
               hereunder shall not be
               assignable, in whole or in part,
               by the Company or the Lender
               without the prior written
               consent of the other party.  This
               Agreement shall inure to the
               benefit of and be binding upon
               and be enforceable by the
               successors and permitted
               assigns of the parties hereto.
               Neither this Agreement nor any
               provision hereof may be
               amended, modified, waived or
               discharged without the written
               consent of the parties hereto.

               (b)  This Agreement, including the
               exhibits attached hereto,
               constitutes the entire agreement
               of the parties relative to the
               subject matter hereof and
               supersedes any and all other
               agreements and understanding,
               whether written or oral, relative
               to the matters discussed herein.

               (c)  All representations and
               warranties contained herein
               shall survive after the execution
               and delivery of this Agreement
               for a period of one (1) year
               from the date hereof.

						179

               (d) All notices, requests, consents
               and other communications
               required or permitted hereunder
               shall be in writing and shall be
               given in writing by personal
               delivery, facsimile, commercial
               air delivery service or by
               registered or certified mail,
               postage prepaid, return receipt
               requested, addressed to the
               Company at the address set
               forth in the introductory
               paragraph of this Agreement, or
               at such other address as the
               respective parties may designate
               by like notice from time to time.
               Notices so given shall be
               effective upon the earlier of: (i)
               receipt by the party to which
               notice is given (which, in the
               instance of a facsimile, shall be
               deemed to have occurred at the
               time that the machine
               transmitting the facsimile
               verifies a successful
               transmission of the facsimile);
               (ii) on the fifth business day
               following the date such notice
               was deposited in the mail; or (iii)
               on the second business day
               following the date such notice
               was delivered to a commercial
               air delivery service.

               (e)  This Agreement shall be
               construed and enforced in
               accordance with the laws of the
               State of New York.

						180

               (f)  This Agreement may be
               executed in two or more
               counterparts, each of which
               shall be deemed an original, but
               all of which together shall
               constitute one and the same
               instrument.  This Agreement
               may be executed by facsimile.


IN WITNESS WHEREOF, the Company and
the Lender have executed this Agreement effective as of the date written above.


ON
VANTAGE, INC.


By:__________________________


Its:__________________________



ZSTAR
ENTERPRISES, INC.


By:__________________________


Its:__________________________



THIS SECURITY HAS NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"), OR ANY STATE
SECURITIES OR "BLUE SKY" LAWS, AND MAY
NOT BE OFFERED, SOLD, ASSIGNED,
TRANSFERRED, PLEDGED, OR OTHERWISE
DISPOSED OF UNLESS REGISTERED
PURSUANT TO THE PROVISIONS OF SUCH ACT
AND BLUE SKY LAWS OR AN EXEMPTION
THEREFROM IS AVAILABLE AS ESTABLISHED
BY A WRITTEN OPINION OF COUNSEL
ACCEPTABLE TO THE MAKER.

						181

          OnVANTAGE, INC.


CONVERTIBLE PROMISSORY NOTE

$750,000
New York, New York
May 26, 2000


FOR VALUE RECEIVED, the undersigned,
OnVANTAGE, INC., a Delaware corporation (the
"Maker"), hereby promises to pay to the order of ZSTAR ENTERPRISES, INC., a Nevada corporation
(the "Payee"), the principal sum of up to SEVEN
HUNDRED FIFTY THOUSAND DOLLARS
($750,000), plus interest at the rate specified below.
The unpaid principal from time to time outstanding shall bear interest prior to maturity at an annual rate of interest equal to TEN PERCENT (10%) per annum, with a minimum interest payment of TEN
THOUSAND DOLLARS ($10,000). All interest accrued on the outstanding principal balance of this Promissory Note shall be due and payable as provided below.

The Maker hereby agrees to pay the entire amount due hereunder, including principal and interest, on or before December 31, 2002 ("Maturity Date"), on which date all unpaid principal and interest due hereunder shall be paid in full. All payments shall be applied first to interest on the unpaid balance and the remainder to principal. Interest hereon shall be calculated on the basis of a 360-day year prior to the actual number of days elapsed until all accrued and unpaid interest is paid in full. All payments of principal and interest hereunder shall be payable in lawful currency of the United States.

						182

If payment in full of the principal balance and accrued interest is not actually received by the Payee on or before the Maturity Date, the Maker agrees to pay
Payee a late charge equal to the above specified interest rate plus two percent (2%) per annum on that delinquent amount until paid. All interest due and payable hereunder which is not paid when due for any reason shall be cumulated and accrue interest at the rate hereunder.

This Promissory Note is given in consideration of a loan by Payee to Maker in the principal amount of the Promissory Note. This Promissory Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

The holder of this Promissory Note and all successors thereof shall have all the rights of a holder in due course as provided by the Uniform Commercial
Code and the other laws of the state of Nevada.

Prepayment of the principal of this Promissory
Note is permitted, in whole or in part, at anytime, without premium or penalty of any kind. All partial prepayments of principal shall reduce the principal balance hereunder in reverse order of maturity.

Option to Convert Promissory Note into Shares

(a) At the time of the Closing Date of the Merger
Agreement between Payee , Zstar Subsidiary ("Merger
Sub") and Maker ("Merger Agreement"), the unpaid principal balance of this Promissory Note shall be converted (the "Conversion") into shares of common stock of the Maker ("Shares"). The Conversion shall operate as set forth below and as set forth in the Loan
Agreement executed contemporaneously with this
Promissory Note.

						183

(b) The conversion rate for the Conversion shall be the Conversion Rate set forth in the Loan Agreement executed contemporaneously with this Promissory
Note.

(c) Upon Closing of the Merger Agreement, the Payee shall surrender this Promissory Note to the Maker, accompanied by written notice of its intention to exercise the Conversion, which notice shall set forth the principal amount of this Promissory Note to be converted ("Notice of Conversion"). Within ten (10) business days of Maker's receipt of the Notice of Conversion and this Promissory Note, the Maker shall deliver or cause to be delivered to the Payee, written confirmation that the Shares have been issued in the name of the Payee.

(d) Payee shall cooperate with Maker to promptly take any and all additional actions required pursuant to the terms and conditions of Payee's Certificate of Incorporation and Bylaws, and in accordance with the Nevada Corporation Code, to make the Payee a stockholder of the Maker.

(e) The Payee shall at all times take any and all additional actions as are necessary to maintain the required authority to issue the Shares to the Payee, in the event of the Conversion.

         Security Interest

						184

Payee shall have a security interest, as a first charge, in any and all assets, tangible or intangible, of the Maker.

         Default

Maker hereby waives demand, presentment, protest, notice or protest and/or dishonor and all other notices or requirements that might otherwise be required by law. The Maker promises to pay on demand all costs of collection, including reasonable attorney's fees and court costs, paid or incurred by Payee in enforcing this Promissory Note upon an Event of Default (as that term is defined below) hereunder.

The occurrence of any of the following shall constitute an "Event of Default" under this Promissory
Note:

          (i)    The failure of the Maker to make any
          payment when due under this
          Promissory Note;

          (ii)   The institution of legal proceedings by
          or against the Maker under any state
          insolvency laws, federal bankruptcy
          law, or similar debtor relief laws then in effect.

Upon an Event of Default which has not been cured within ten (10) business days from the date of written notice by Payee, Payee may, at Payee's option and without notice, declare all principal and interest due under this Promissory Note to be due and payable immediately. Payee may waive any default before or after it occurs and may restore this Promissory Note in full effect without impairing the right to declare it due for a subsequent default.

                              	185

                 OnVANTAGE, INC.
                 By:__________________

                 Title:_______________




EXTRA-TERRITORIAL STOCK SUBSCRIPTION
AGREEMENT

Zstar Enterprises, Inc.
c/o IPO Capital Corp.
Bentall Tower 3, 3000 - 595 Burrard Street
Vancouver, BC V7X 1L4
Attention:  Paul Wiebe, MBA, CFA

Gentlemen:

1.   Subscription.  The undersigned (the
"Subscriber"), intending to be legally bound, hereby irrevocably agrees to purchase and hereby subscribes for __________ Units of Zstar Enterprises, Inc., a
Nevada corporation (the "Company"), at the purchase price of U.S.$6.00 per Unit (the "Offering
Price"). Each Unit consists of one share of common stock of the Company ("Shares") and one warrant convertible into one share of common stock of the Company upon the fulfillment of certain performance contingencies at an exercise price of $6.00 per share of common stock ("Stock Purchase Warrant"). For further details on the exercise of the Stock Purchase
Warrant, see Section 4 - "Redeemable Common
Stock Purchase Warrant". Hereinafter, one Share and one Stock Purchase Warrant will be collectively referred to as the "Unit".

2.   Offering.  The Company is offering a
maximum of 625,000 Units, at the price of U.S.$6.00
per Unit for a maximum amount of U.S.$3,750,000
exclusively through IPO Capital Corp. (the
"Placement Agent").  The Offering of 625,000 Units
will be comprised of a total of 625,000 Shares of
Common Stock and 625,000 Stock Purchase
Warrants. Assuming the 625,000 Stock Purchase
Warrants are exercised, the total amount raised from
this Offering will be $7,500,000 (the "Offering"). The
proceeds of this Offering, less a commission payable
to the Placement Agent payable in warrants (for
further detail, see Section 7   "Placement Agent's
Fees & Warrants"), and less other cost and expenses of the Offering, will be used by the Company for debt and equity investments in technology companies. See
Section 6   "Use of Proceeds".  The Offering of the
Shares is being made in reliance upon an exemption from registration afforded by Regulation S promulgated under the U.S. Act of 1933 (the "U.S.
Act") and the Shares may not be transferred, sold or otherwise exchanged unless in compliance with the provision of Regulation S and/or pursuant to registration with the U.S. Securities & Exchange
Commission (the "Commission"), or pursuant to an available exemption under the U.S. Act. The
Offering of the Shares is being made to not more than 20 persons, each of whom must represent that by reason of such investor's business or financial experience, such investor can be reasonably assumed to be a sophisticated investor and have the capacity to protect his or her own interests in connection with this investment.

						186

All Shares underlying the Unit are to have demand registration rights and be qualified for resale to the public through an SB-2 registration statement
(at the expense of the Company) within 150 days of closing of the Merger Agreement.

3.   Capital Structure.  The outstanding
capital stock of the Company at the date hereof consists of 10,550,000 shares of common stock, no par value ("Common Stock"). If the maximum of 625,000 Units available in this Offering is sold, the number of Shares of Common Stock then outstanding will be 11,175,000. The Shares of Common Stock issued from the sale of the Units will represent approximately 5.59% of the total Shares of Common
Stock then outstanding. If the Stock Purchase
Warrants are exercised at $6.00 per Share, the total number of Shares then outstanding will be 11,800,000 Shares of Common Stock. After the exercise of the Stock Purchase Warrants, the total number of Shares issued from this Offering will represent approximately 10.59% of the total Shares of Common Stock then outstanding.

4.   Stock Exchange Agreement.  After
this Offering, the Company intends to enter into a definitive merger agreement ("Merger Agreement") with OnVantage, through which OnVantage will either merge with the Company or become its wholly-owned subsidiary (the "Transaction").

5.   Redeemable Common Stock
Purchase Warrants. Each Stock Purchase Warrant represents the right to purchase one Share of Common Stock at an exercise price of $6.00 per Share. The exercise of the Warrants is subject to the fulfillment of certain performance criteria. In order for the Stock Purchase Warrants to be exercised, OnVantage must attain "proof of concept"
("Performance Milestone") on or before October 15,
2000 (the "Second Traunch). The "Performance
Milestone" shall be any of the following:  (A) at least
1,000 users of the Company's microportal technology by a significant national company (e.g., Merrill
Lynch, E-Trade, Charles Schwab, QVC, Wells Fargo,
Answer Financial, or such other comparable entity as acceptable to the Agent, such acceptance not to be unreasonably withheld); (B) at least 5,000 users of the Company's microportal technology by a national company with a presence in at least 25 states and acceptable to the Agent, such acceptance not to be unreasonably withheld; or (C) at least 10,000 users of the Company's microportal technology by a regional company.

						187

     If the Performance Milestone is
achieved, the exercise of the Stock Purchase
Warrants is mandatory at $6.00 per Share.  The
Stock Purchase Warrants will be forced to convert within 15 days of the "Performance Milestone", if the "Performance Milestone" is achieved ("Exercise
Period"). If the Stock Purchase Warrants are not exercised within the Exercise Period, the Stock
Purchase Warrants will be redeemed by the Company, and thereafter all rights of the holder to the Stock Purchase Warrants and the Shares underlying the Stock Purchase Warrants will be annulled and cancelled.
     The Shares of Common Stock issuable
on the exercise of the Stock Purchase Warrants will be, when issued in accordance with the Stock
Purchase Warrants, fully paid and non-assessable.
The holders of the Stock Purchase Warrants have no rights as stockholders until they exercise their Stock
Purchase Warrants.
     The Warrants do not contain
provisions protecting against dilution resulting from the sale of additional shares of Common Stock for less than the exercise price of the Warrants or the current market price of the Company's securities.
     For the life of the Warrants, the
holders thereof have the opportunity to profit from a rise in the market for the Company's Common Stock, with a resulting dilution in the interest of all other stockholders. However, the Warrants can only be exercised if Shares of Common Stock are qualified for sale or deemed to be exempt from qualification under applicable state securities laws.

						188

6. Use of Proceeds. The net proceeds to be received by the Company from the sale of the Units, after deducting the Placement Agent's fee (See Section 7 "Placement Agent's Fees & Warrants") and other costs and expenses of the Offering, are anticipated to be used by the Company for debt and equity investments in OnVantage in the following manner:

Stage      	      	Event           Amount          Source of Funding

First Traunch    	Closing of 	     $3,750,000     	Sale of Units
			               the Offering

Second Traunch   	Fulfillment of  $ 3,750,000     	Exercise of
		               	Performance 			                  Warrants
		               	Milestone by
			               OnVantage

7.   Placement Agent's Fee's &
Warrants. The Placement Agent shall receive a commission in the amount of 10% (in cash or common shares at the Agent's discretion) of the gross proceeds raised on Unit sales and Stock
Purchase Warrants exercised. In addition, the Placement Agent shall receive warrants in an amount equal to 10% of the equity securities (or equivalent) sold in the Offering ("Placement
Agent's Warrants").  Each Placement Agent's
Warrant will entitle the Placement Agent to acquire one common share of the Company at the Offering
Price within one year of closing of the later of the First or Second Traunch, and 125% of the Offering
Price for the following year. The Placement Agent will also receive a corporate finance fee of $37,500
($18,750 at each of the First and Second
Traunches), payable in cash or common shares at the Agent's discretion. Upon closing of the First and/or Second Traunch, or delivery of an invoice, the Company shall pay the Agent's total Offering related out of pocket expenses (to a maximum of $40,000), which includes, but is not limited to, legal, travel, due diligence, communications and tombstone advertising ("Expenses").

						189

8.   Payment.  The Subscriber encloses
herewith a check payable to, or will immediately make a wire transfer payment to an escrow account designated by the Placement Agent for the Company in the full amount of the purchase price for the Shares being subscribed. Such funds, net of the Placement Agent's Fees and Expenses, will be held for the Subscriber's benefit, and will be returned promptly, without interest, penalty, expense or deduction if (a) this Subscription
Agreement is not accepted by the Company, or (b) the Offering is terminated pursuant to its terms or by the Company. Together with the check for, or wire transfer of, the full purchase price, the Subscriber is delivering a completed and executed omnibus signature page of this Subscription
Agreement.

9.   Deposit of Funds.  All payments,
net of the Placement Agent's Fees and Expenses, made as provided in Section 4 hereof shall be deposited by the Placement Agent as soon as practicable with an escrow agent (the "Escrow
Agent"), selected by the Placement Agent, in an escrow account (the "Escrow Account") until the earliest to occur of (a) the Closing of the Offering,
(b) the termination of the Offering by the Company, or (c) the rejection of such subscription." The
Escrow Agent shall collect all proceeds, and after deducting the Placement Agent's fee (see Section 7
  "Placement Agent's Fees & Warrants") and other costs and expenses of the Offering, distribute the net proceeds to the Company, at or around the date of the Closing.

10.  Acceptance of Subscription.  The
Subscriber understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Shares, in whole or in part, and in any order, notwithstanding prior receipt by the Subscriber of notice of acceptance of this subscription. The
Company shall have no obligation hereunder until the Company shall execute and deliver to the Subscriber an executed copy of this Subscription
Agreement. If this subscription is rejected in whole or the Offering is terminated or the Acquisition is not consummated, all funds received from the Subscriber, net of the Placement Agent's Fees and Expenses will be returned without interest, penalty, expense or deduction, and this Subscription
Agreement shall thereafter be of no force or effect.
If this subscription is rejected in part, and in any order, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

						190

11.  Post-Acquisition Closing
Covenants. If a majority of the Subscribers submit a written demand to the Company to register the Units sold in this Offering (the "Demand Notice"), the Company shall use its best efforts to register with the Commission the Units on a Form SB-2
Registration Statement, or, to the extent the Company is eligible, on a Form S-3 Registration
Statement or, any other form of Registration
Statement that may be applicable, no later than six months from the date of the Demand Notice (the
"Registration Deadline"), at the Company's sole cost and expense;

12.  Transferability.  The Shares will
not be registered for public sale under the securities laws of the United States, but will have registration rights as set forth in Section 11.

13.  Representation and Warranties.
The Subscriber represents, warrants, acknowledges and agrees as follows:

	a.    The Subscriber understands and
acknowledges that none of the Shares acquired pursuant to this Agreement have been registered under the U.S. Act, and are being sold in reliance upon an exemption from registration afforded by Regulation S promulgated under the U.S. Act; and that the Shares have not been registered with any state securities commission, or governmental agency, or authority. The Subscriber further understands that pursuant to the requirements of Regulation S, the Shares acquired herein may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration with the Commission, or pursuant to an available exemption under the U.S. Act;

						191

	b.   The Subscriber affirms herein that the
Subscriber is a suitable Regulation S investor as follows:
    (i) the Subscriber is not a "U.S. person" as that term is defined in Regulation S (see
    Schedule A attached hereto);
    (ii) the Subscriber will not transfer or sell the Shares purchased herein to any U.S.person;
    and
    (iii) at the time the buy order for the Shares was originated, the Subscriber was outside the United States and does not reside in the U.S.;

	c.   That the certificates representing the
Shares shall bear, in addition to any legend(s) required by the securities laws and policies of the jurisdiction in which the Subscriber resides, the following legend:

THE SHARES OF COMMON STOCK HAVE NOT BEEN AND WILL NOT
BE REGISTERED UNDER THE UNITED STATES SECURITY ACT
OF 1933, AS AMENDED (THE "U.S. ACT"). THE HOLDER HEREOF,
BY PURCHASING SUCH SECURITIES AGREES FOR THE
BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE
OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED
ONLY (A) TO THE COMPANY, OR (B)OUTSIDE THE
UNITED STATES IN ACCORDANCE WITH RULE 904
OF REGULATION S UNDER THE U.S. ACT, IF
APPLICABLE, (C)INSIDE THE UNITED STATES
(1) PURSUANT TO THE EXEMPTION FROM THE
REGISTRATION REQUIREMENTS UNDER THE U.S. ACT
PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND
IN ACCORDANCE WITH STATE SECURITIES LAWS, OR (2)
IN A TRANSACTION THAT DOES NOT REQUIRE
REGISTRATION UNDER THE U.S. ACT OR ANY
APPLICABLE STATE LAW AND REGULATIONS GOVERNING
THE OFFER AND SALE OF SECURITIES, AND THE HOLDER
HAS PRIOR TO SUCH SALE FURNISHED TO THE COMPANY AN
OPINION OF COUNSEL, OF RECOGNIZED STANDING,REASONABLY
SATISFACTORY TO THE COMPANY.  A NEW CERTIFICATE,
BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE
"GOOD DELIVERY" MAY BE OBTAINED FROM THE REGISTRAR UPON
DELIVERY OF THIS CERTIFICATE AND A LEGAL OPINION, IN A
FORM SATISFACTORY TO THE REGISTRAR AND THE COMPANY,
TO THE EFFECT THAT THE SALE OF THE SECURITIES
REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE
904 OF REGULATION S UNDER THE U.S. ACT;

						192

	d.   The Subscriber and the
Subscriber's attorney, accountant, Subscriber, representative, and/or tax advisor, if any (collectively, the "Advisors") have received the Subscription Agreement and all other documents requested by them and have carefully reviewed all the documents and understand the information contained therein, and the Subscriber and Advisors, if any, prior to the execution of this Subscription Agreement, have had access to the information which would be available in a Registration Statement filed by the Company under the U.S. Act;

	e.   Neither the Commission nor
any state securities commission, or governmental agency has approved the Shares or Common Stock issuable upon conversion thereof, or passed upon or endorsed the merits of the offering or confirmed the accuracy or determined the adequacy of the Subscription Agreement. The Subscription
Agreement has not been reviewed by any U.S.
Federal, State or Regulatory Authority;

	f.   All documents, records and
books pertaining to the investment in the Shares
(including, without limitation, the Subscription
Agreement), have been made available for inspection by the Subscriber and the Advisors, if any;

	g.   The Subscriber and the
Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and the Advisors, if any;

						193

	h.   In evaluating the suitability
of an investment in the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as stated in the Subscription Agreement;

	i.   The Subscriber is unaware
of, is in no way relying on, and did not become aware of the Offering of the Shares through or as a result of, any form of general solicitation or general advertising within the United States including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media broadcast over television or radio, in connection with the Offering and sale of the Shares and is not subscribing for Shares and did not become aware of the Offering of the Shares through or as a result of any seminar or meeting to which the purchases in connection with investments in securities generally;

	j.   The Subscriber, together
with the Advisors, have such knowledge and experience in financial, tax and business matters and, in particular, investments in securities, and the purchase of Securities pursuant to Regulation S under the Act, in order to enable them to utilize such information available to them in connection with the offering of the Shares to evaluate the merits and all risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto;

	k.   The Subscriber is not relying
on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations as to an investment in the Shares. The Subscriber has only relied on the advice of, or has consulted with, his own Advisors;

						194

	l.   The Subscriber is acquiring
the Shares solely for the Subscriber's own account for investment and not with a view to resale, assignment or distribution thereof, in whole or in part. The Subscriber has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Shares and the Subscriber has no plans to enter into any such agreement or arrangement;

	m.   The Subscriber must bear the
substantial economic risks of the investment in the Shares indefinitely because none of the securities included in the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the U.S. Act and applicable state securities law or an exemption from such registration is available. Legends shall be placed on the Shares to the effect that they have not been registered under the U.S. Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the securities constituting the Shares. The
Company has agreed that the Subscribers to the Shares will have the registration rights described in Paragraph 7 of this Subscription Agreement.
Notwithstanding such registration rights, there is no assurance that there will be any market for resale of the Shares and the Shares will not be freely transferable at any time in the immediate future;

	n.   The Subscriber has adequate
means of providing for his own current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Shares for an indefinite period of time;

	o.   The Subscriber is aware that
an investment pursuant to this Subscription
Agreement in the Shares involves a number of very significant risks and, in particular, acknowledges that the Company is in the development state and has not commenced significant operations;

						195

	p.   The Subscriber meets the
requirements of the suitability standards for an "accredited investor" as set forth on the Accredited
Investor Certification contained herein;

	q.   The Subscriber represents
that the Subscriber: (i) is a natural person, has reached the age of 21 and has full power and authority to execute and deliver this Subscription
Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, such entity was not formed for the specific purpose of acquiring the Shares, and that such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the execution and delivery of this Subscription
Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Subscription
Agreement in a representative or fiduciary capacity, the Subscriber has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or limited liability partnership, or any other entity for whom the Subscriber is executing this Subscription
Agreement, and such individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, trust, estate, corporation, limited liability company or partnership, or any other entity has full right and power to perform pursuant to this Subscription Agreement, and this Subscription
Agreement constitutes a legal, valid and binding obligation of such entity. The Subscriber also represents that the execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound;

						196

	r.   The Subscriber and the
Advisors, if any, had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the all the documents received or reviewed in connection with the purchase of the Shares and had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Subscriber or the Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to its full satisfaction;

	s.   The Subscriber represents to
the Company that any information which the undersigned has heretofore furnished or furnishes herewith to the Company or the Placement Agent is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Subscription
Agreement. The Subscriber further represents and warrants that it will notify and supply corrective information to the Company and the Placement
Agent immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Shares;

						197

	t.   The Subscriber has
significant prior investment experience, including investment in non-listed, non-registered and
Regulation S securities. The Subscriber is knowledgeable about investment considerations in development-stage companies. The Subscriber has a sufficient net worth to sustain a loss of the Subscriber's entire investment in the Company in the event such a loss should occur. The
Subscriber's overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is a suitable one for the Subscriber.

	u.   The Subscriber is satisfied
that the Subscriber has received adequate information with respect to all matters which the Subscriber or the Subscriber's Advisors, if any, consider material to the Subscriber's decision to make this investment.

	v.   No oral or written
representations have been made, or oral or written information furnished, to the Subscriber or the Advisors, if any, in connection with the Offering of the Shares or as to the Company, which are in any way inconsistent with the information provided to the Subscriber;

	w.   Within five days after receipt
of a request from the Company or the Placement
Agent, the Subscriber will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement
Agent is subject;

						198

	x.   THE SECURITIES
OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES
LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD
IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT
AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION,
ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES
PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE SUBSCRIPTION AGREEMENT. ANY REPRESENTATION OF THE CONTRARY IS UNLAWFUL.

14.  Indemnification.  The Subscriber
agrees to indemnify and hold harmless the Company, the Placement Agent, the escrow agent, and their respective officers, directors, employees, attorneys, Agent, representatives, control persons and affiliates against all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warrant, or misrepresentation or omission to state a material fact, or breach by the Subscriber or any representation, warranty, covenant or agreement made by the Subscriber herein or in any other document delivered in connection with this Subscription Agreement

15.  Irrevocability; Binding Effect.
The Subscriber hereby acknowledges and agrees that if this Subscription Agreement is accepted the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives an permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the covenants, agreements, representations, warranties, and acknowledgments herein shall be deemed to be made binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

						199

16.  Modification.  This Subscription
Agreement shall not be waived except by an instrument signed by the party against whom any such modification or waiver is sought.

17.  Notices.  Any notice or other
communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is given (a) if to the Company, at the address set forth above, or (b) if to the Subscriber, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this
Section 13).  Any notice or other communication
given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

18.  Assignability  This Subscription
Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Subscriber.

19.  Applicable Law:  Arbitration.
This Agreement shall governed by and construed in accordance with the laws of British Columbia, Canada.

20.  Use of Pronouns.  All pronouns and
any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

						200

21.  Confidentiality.  The Subscriber
acknowledges and agrees that any information or data it had acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or to use to the detriment of the Company or for the benefit of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

22.  Miscellaneous.

	a.   This Agreement constitutes
the entire agreement between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent from the departure therefrom granted, only by a written document executed by the party entitled to the benefit of such terms or provisions.

	b.   The Subscriber's covenants,
agreements, representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Shares.

						201

	c.   Each of the parties hereto
shall pay its own fees and expenses (including the fees of any attorneys, accountants, experts or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

	d.   This Agreement may be
executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

	e.   Each provision of this
Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription
Agreement.

	f.   Paragraph titles are for
descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

ZSTAR ENTERPRISES, INC.
OMNIBUS SUBSCRIPTION AGREEMENT
     SIGNATURE PAGE

_______________   x  U.S. $6.00   =  __________________
No. of Units        Purchase Price   Subscription Price

If the Subscriber is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN
COMMON, or as COMMUNITY PROPERTY:

____________________________
Print Name(s)
____________________________
Signature(s) of Subscriber(s)
___________________________	_________________________
Date                           Address

						202

If the Subscriber is a PARTNERSHIP,
CORPORATION, TRUST, LIMITED LIABILITY
PARTNERSHIP or LIMITED LIABILITY
COMPANY:

____________________________  ___________________________
Name of Partnership,
Corporation, Trust, LLP
or LLC

___________________________   _____________________________
Date 					Jurisdiction of Organization

By:__________________________ ____________________________
   Name:     				Address
   Title:

ACCEPTED AND AGREED TO
this ___ day of ____________, 2000.

ZSTAR ENTERPRISES, INC.  		IPO CAPITAL CORP.


By: ________________________        By: _______________
     Eric White                          John Brighten



            SCHEDULE A


A U.S. person is defined by Regulation S as:

          i.   Any person resident in the United
          States.;
          ii.  Any partnership or corporation
          organized or incorporated under the
          laws of the United States;
          iii Any estate of which any executor or administrator is a U.S. person;
          iv.  Any trust of which any trustee is a
          U.S. person;
          v.   Any agency or branch of a foreign
          entity located in the United States;
          vi.  Any non-discretionary account or
          similar account (other than an estate
          or trust) held by a dealer or other
          fiduciary for the benefit or account of
          a U.S. person;
          vii.  Any discretionary account or similar
          account (other than an estate or trust)
          held by a dealer or other fiduciary
          organized, incorporated, or (if an
          individual) resident in the United
          States; and

						203

           A.   Organized or incorporated under the
	     laws of any foreign jurisdiction; and
           B.   formed by a U.S. person
           principally for the purpose of investing in
	     any securities not registered under the Act, unless it is organized or incorporated, and
	     owned, by accredited investors (as defined in Rule 501(a) under the Act who are not natural persons, estates or trusts.








             EXHIBIT 13


Incorporated by reference to the Company's Annual
Report on Form 10KSB as filed with the Securities and Exchange Commission on February 29, 2000







             EXHIBIT 99

           INSTRUCTIONS
                FOR
   THE SHAREHOLDER CONSENT FORM




						204

After carefully evaluating the Definitive
Information Statement and the Annual Report, please complete and sign the attached Shareholder Consent
Form.  Please fax the completed and signed
Shareholder Consent Form to Zstar Enterprises, Inc.
by July 5, 2000 at the following fax numbers: (604)
683-6267 or alternatively (604) 683-8891.  If you
require assistance or have any questions about any of the proposals presented in the Shareholder Consent
Form, please contact Mr. Paul Wiebe at 1-800-818-
1887.  Written requests can be made to: Zstar
Enterprises, Inc. c/o IPO Capital Bentall Tower 3,
Suite 3000, Burrard Street, Vancouver, B.C. V7X1L4.


      ZSTAR ENTERPRISES, INC.

      WRITTEN CONSENT OF THE
           SHAREHOLDERS

           June 14, 2000
_________________________________________

Pursuant to Sections 320, 385 and 390 of
Chapter 78 of the Nevada Revised Statutes, the undersigned, being the holder(s) of _____ shares of capital stock of Zstar Enterprises, Inc. (the
ACorporation@), hereby consent(s) to the following resolutions:

     RESOLVED, that the Merger
     Agreement with OnVantage, Inc., a Delaware corporation ("OnVantage"), dated May 26,
     2000 be, and the same hereby is, adopted.

	____YES ____NO

     RESOLVED, that the Corporation is
     authorized to sale Apex Canadian Holidays
     Ltd. (AApex@), a British Columbia, Canada corporation, which is a wholly-owned subsidiary of the Corporation.

	____YES ____NO

						205

     RESOLVED, that ARTICLE III of
     the Articles of Incorporation of the
     Corporation be amended to read in its entirety as follows:

          "ARTICLE III. STOCK:  The aggregate
	    number of shares of stock which
          the corporation shall have the authority to issue is: One Hundred Million
	    (100,000,000) shares of Common Stock with a par value of $0.001 per share; and Five
	    Million (5,000,000) shares of Preferred Stock with a par value of $0.001 per share."

	____YES ____NO

     RESOLVED, that the Corporation be
     authorized to issue five million (5,000,000) shares of Preferred Stock at a par value of one dollar ($0.001) per share (the "Preferred
     Stock"). The Preferred Stock may, without action by the stockholders of the Corporation, be issued by the Board of Directors of the Corporation from time to time in one or more series for such consideration and with such relative rights, privileges and preferences as the Board of Directors may determine.
     Accordingly, the Board of Directors has the power to fix the dividend rate and establish the provisions, if any, relating to voting rights, redemption rate, sinking fund, liquidation preferences and conversion rights for any series of Preferred Stock issued in the future.

	____YES ____NO

     RESOLVED, that the Corporation be authorized to grant stock options pursuant to the Stock Option Plan.

	____YES____NO

						206

     	RESOLVED, that the Corporation be authorized to redomesticate the Corporation to the State of Delaware.

	____YES____NO

     	RESOLVED, that after the transaction contemplated in the Stock Exchange Agreement has been effected and completed, that ARTICLE I of the Articles of Incorporation of the Corporation be amended to read in its entirety as follows:

          	"ARTICLE I. NAME: The name of this corporation is Onvantage, Inc."

     	____YES_____NO


     	RESOLVED, the following candidates shall serve as members of the Board of Directors for the following year: Paul
	Wiebe, Ken Raasch, and Tony Thomopoulos.

	____YES____NO

     	RESOLVED, that the President of the Corporation be and he hereby is authorized to execute and deliver to the Department of State of the State of Nevada a Certificate of Amendment and a Certificate of Change in the form provided for by the Nevada Revised Statutes.

	____YES____NO

IN WITNESS WHEREOF, the undersigned has/have caused this Consent to be executed as of the above date.

                         Signature


                         Print Name ___________________________




						207


ZSTAR ENTERPRISES, INC.
UNANIMOUS WRITTEN
CONSENT OF THE BOARD OF DIRECTORS

           May 26, 2000

____________________________________

Pursuant to Chapter 78, Sections 120, 138,
209, 315, 385(c) and (d), and 390 of the Nevada
Revised Statutes, the undersigned, being all of the directors of Zstar Enterprises, Inc. (the
ACorporation@), hereby consent to the adoption of the following resolutions:

     WHEREAS, the Board of Directors
     of the Corporation has determined that the Merger Agreement with OnVantage, Inc., a
     Delaware corporation ("OnVantage"), is in the best interest of the Corporation; and

     WHEREAS, the Board of Directors
     of the Corporation has determined that in connection with this transaction, it is advisable to increase the number of shares which the Corporation shall have the authority to issue and, for the purpose of effecting such increase, to amend ARTICLE
     III of the Articles of Incorporation of the Corporation; and

     WHEREAS, the Board of Directors
     of the Corporation has determined that after the transaction contemplated in the aforementioned resolutions has been effected and completed, that it be in the best interest of the Corporation to change the name of the Corporation and, for the purpose of effecting such name change, to amend ARTICLE I of the Articles of Incorporation of the Corporation; and

     WHEREAS, the Board of Directors
     of the Corporation has determined that it is in the best interest of the Corporation for the Corporation to create a class of Preferred
     Stock; and

						208

     WHEREAS, the Board of Directors
     of the Corporation has determined that the sale of Apex Canadian Holidays Ltd.
     (AApex@), a British Columbia, Canada
     corporation, which is a wholly-owned
     subsidiary of the Corporation, is in the best interest of the Corporation; and

     WHEREAS, the Board of Directors
     of the Corporation has approved the Private
     Placement Offering; and

     WHEREAS, the Board of Directors
     of the Corporation seeks authority to
     reorganize and redomesticate the
     Corporation to the State of Delaware; and

     WHEREAS, the Board of Directors
     of the Corporation has determined that
     authorizing the Corporation to grant stock options pursuant to the Stock Option Plan is in the best interest of the Corporation;

IT IS THEREFORE,

     RESOLVED, that ARTICLE III of
     the Articles of Incorporation of the
     Corporation be amended to read in its
     entirety as follows:

          	"ARTICLE III. STOCK:  The aggregate
		number of shares of stock which
          	the corporation shall have the
		authority to issue is: One Hundred
          	Million (100,000,000) shares
          	of Common Stock with a par value of
          	$0.001 per share, and Five Million
          	(5,000,000) shares of Preferred Stock
		with a par value of $0.001 per share."

						209

     RESOLVED, that the Corporation be
     authorized to issue five million (5,000,000) shares of Preferred Stock at a par value of one dollar ($0.001) per share (the "Preferred
     Stock"). The Preferred Stock may, without action by the stockholders of the Corporation, be issued by the Board of Directors of the Corporation from time to time in one or more series for such consideration and with such relative rights, privileges and preferences as the Board of Directors may determine.
     Accordingly, the Board of Directors has the power to fix the dividend rate and establish the provisions, if any, relating to voting rights, redemption rate, sinking fund, liquidation preferences and conversion rights for any series of Preferred Stock issued in the future.

     RESOLVED, that the Board of
     Directors of the Corporation hereby approves the Merger Agreement with OnVantage in which holders of shares of OnVantage
     Common Stock will receive twenty million one hundred ninety thousand (20,190,000) shares of the Corporation=s Common Stock in exchange for the total capital Stock of OnVantage (the "Merger Agreement").
     Thereafter, OnVantage will become a wholly-owned subsidiary of the Corporation.

     RESOLVED, that the Board of
     Directors of the Corporation will seek the written consent of the shareholders of the Corporation to grant the authority to redomesticate to the State of Delaware.

						210

     RESOLVED, that the Corporation be
     authorized to grant stock options pursuant to the Stock Option Plan.

     RESOLVED, that after the
     transaction contemplated in the Merger
     Agreement has been effected and completed, that ARTICLE I of the Articles of Incorporation of the Corporation be amended to read in its entirety as follows:

          "ARTICLE I. NAME: The name of this
          corporation is Onvantage, Inc.."

     	RESOLVED, that the Board of Directors shall present the following names as candidates for the Board of Directors for shareholder approval: Paul Wiebe, Ken Raasch, and Tony
     	Thomopoulos:

     RESOLVED, that the proper officers
     of the Corporation be and hereby are,
     authorized to take or cause to be taken any such action, to execute, deliver and perform in the name and on behalf of the Corporation all such agreements, instruments, certificates and other documents and to cause such filings and make such expenditures as any such officer deems necessary or advisable to effectuate the purposes and intentions of the foregoing resolutions and which such officer may approve, such approval to be conclusive evidence of the approval of the Board of Directors of the Corporation.

     ORDERED, that the aforementioned
     resolutions be submitted to a vote of the shareholders of the Corporation.

						211

IN WITNESS WHEREOF, the
undersigned have caused this Consent to be executed as of the above date.

______________________________
David Paul Wiebe

______________________________
Eric Neil White